REMBRANDT FUNDS (REGISTRATION MARK)
--------------------------------------------------------------------------------
                                 ANNUAL REPORT
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                                December 31, 1995


                               [GRAPHIC OMITTED]



                                (REMBRANDT LOGO)

TABLE OF CONTENTS

Letter to Shareholders .............................1
Overview ...........................................2
Manager's Discussion and Analysis ..................5
Statement of Net Assets/
  Schedule of Investments .........................22
Statement of Assets and Liabilities ...............54
Statement of Operations ...........................55
Statement of Changes in Net Assets ................58
Financial Highlights ..............................62
Notes to Financial Statements .....................72
Report of Independent Auditors ....................77
Notice to Shareholders ............................78



(REMBRANDT LOGO)

Rembrant and Rembrant Funds
are registered trademarks of
LaSalle National Trust

Shares of Rembrandt Funds are not sponsored or guaranteed by, and do not constitute obligations of LaSalle National Trust, N.A. any of its affiliates, or the U. S. Government, its agencies, or instrumentalities. Shares of Rembrandt Funds are not insured by the Federal Deposit Insurance Corporation or any other agency. Shares of Rembrandt Funds involve investment risks, including possible loss of principal. LaSalle Street Capital Management, Ltd., an affiliate of LaSalle National Trust, N.A. serves as the investment advisor to Rembrandt Funds. Rembrandt Funds are distributed by Rembrandt Financial Services Company. Rembrandt Financial Services Company is not an affiliate of LaSalle National Trust, N.A.

                                                               DECEMBER 31, 1995

                                                                (REMBRANDT LOGO)

LETTER TO SHAREHOLDERS


DEAR SHAREHOLDERS:

We have an outstanding year of performance to report to you, as nearly every Rembrandt Fund outperformed its Lipper peer group. Our diversified approach, and careful risk management, yielded solid results for 1995, including a notable turnaround for the Rembrandt Small Cap Fund. We believe that 1995 demonstrates our unshakable commitment to "the art of making money work."

As you read through this year's report, note that all of the Rembrandt domestic stock Funds returned more than 30% for the year ended 12/31/95. Our international Funds placed in the top 20% of their respective peer groups for the same period. And, our domestic fixed income Funds continued with their strong, consistent performance likewise outperforming their respective peer group. I strongly urge you to read the following management reviews for each specific Fund for more details on this most outstanding year.

The Rembrandt Family of Funds provides you with a wide range of investment choices to make it easier to design a portfolio that meets your particular needs. We think you will be pleased with this past year's results and look forward to being a part of your financial future.


/s/  ANTONY EDGAR

Antony Edgar
President
LaSalle Street Capital Management, Ltd.

Overview


MONEY MARKET FUNDS

     MONEY MARKET FUND--This fund seeks to provide as high a level of current income as is consistent with the preservation of capital and liquidity. It invests exclusively in a variety of high quality money market instruments.

     GOVERNMENT MONEY MARKET FUND-- This fund seeks to provide as high a level of current income as is consistent with the preservation of capital and liquidity. The main difference between this fund and the Treasury Money Market Fund is that in addition to investing in Treasuries, it invests in securities issued or guaranteed by the U.S. Government or its agencies.

     TREASURY MONEY MARKET FUND-- The fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income. It invests exclusively in short-term U.S. Treasury bills, notes and bonds.

     TAX-EXEMPT MONEY MARKET FUND-- This fund seeks to preserve principal value, maintain a high degree of liquidity, and provide current income exempt from Federal income tax. It invests primarily in municipal securities with the objective of providing maximum after-tax yield consistent with liquidity.

                                                               DECEMBER 31, 1995

                                                                (REMBRANDT LOGO)

FIXED INCOME FUNDS

     FIXED INCOME FUND-- This fund emphasizes corporate and government bonds and other fixed income instruments.

     INTERMEDIATE GOVERNMENT FIXED INCOME FUND-- This fund consists entirely of short- and intermediate-term government securities. The fund is managed to take advantage of anticipated changes in the direction of interest rates.

     TAX-EXEMPT FIXED INCOME FUND-- This fund invests primarily in state and local fixed income issues which are exempt from Federal income tax.*

     GLOBAL FIXED INCOME FUND-- This fund invests primarily in fixed income securities of various countries worldwide. It strives to take maximum advantage of financial economic developments and currency fluctuations from around the world.**

     BALANCED FUND-- This fund consists of a mix of fixed income securities and common stocks, both domestic and foreign. Its objective is to provide diversification within a single portfolio. By altering the mix of equity and fixed income securities, this fund seeks to take advantage of changing market conditions to maximize returns.

      * Income may be subject to federal Alternative Minimum Tax and state and local taxes. Please consult your tax adviser.
     ** Foreign investing involves certain risks, such as currency fluctuations, foreign taxation, differing standards of accounting and financial disclosure, relatively low liquidity, and potential adverse political situations.

EQUITY FUNDS

     GROWTH FUND-- The objective of this fund is to provide a high level of total return through capital appreciation. It consists of diversified common stocks and securities convertible into common stocks.

     SMALL CAP FUND-- This fund also seeks a high level of total return through capital appreciation. While the Growth Fund invests in companies of any size, this fund invests at least 65% of its assets in the common stocks of growth-oriented corporations with capitalization of less than $1 billion.

     VALUE FUND-- This fund seeks a high level of total return through capital appreciation and current income. Unlike the Growth Fund or the Small Cap Fund, it invests in the common stocks of under-valued companies with large capitalization and with consistent dividend history.

     INTERNATIONAL EQUITY FUND-- This fund consists of common stocks and other securities from companies in at least three countries other than the U.S.* ASIAN TIGERS FUND-- This fund invests primarily in common stocks traded on recognized stock exchanges of Asian countries and in the common stocks of Asian companies, excluding Japan. Investments are allocated to various Asian countries based on the attractiveness of the stocks.*

     * Foreign investing involves certain risks, such as currency fluctuations, foreign taxation, differing standards of accounting and financial disclosure, relatively low liquidity, and potential adverse political situations.

                                                               DECEMBER 31, 1995

Manager's Discussion and Analysis  (LOGO)

TREASURY MONEY MARKET FUND

     The Rembrandt Treasury Money Market Fund recorded strong performance in 1995, outpacing its benchmark while retaining its standards of portfolio quality.
     For the 12 months ended December 31, 1995, the fund produced a total return of 5.28% (Trust Class shares) and 5.02% (Investor Class shares). This compares to a total return of 5.17% for the fund's benchmark, Donoghue's 100 U.S. Treasury Average. Assets increased for the year, rising from $114.8 million on January 1, 1995 to $118.4 million on December 31, 1995.
     The fund's accomplishments were
attributable to favorable structuring of the portfolio throughout the year. During the first two quarters, the fund used securities with shorter maturities to take advantage of the rising rate environment. Later in the year, maturities were lengthened to lock in higher rates in anticipation of a reduction in the Federal Funds rate, which occurred in December. At year-end, the fund's average weighted maturity was 56 days, just below the ceiling of 60 days for a AAA rated fund.
     Looking ahead, we believe that rates will continue to fall slightly in the forthcoming months, although not to the degree which we saw during the early 1990's. We will continue to seek rate enhancement opportunities through the use of portfolio structuring strategies.

MONEY MARKET FUND
AND GOVERNMENT
MONEY MARKET FUND

     Investors in the two taxable Rembrandt Money Market funds experienced strong total returns in 1995, as both funds significantly outpaced the current rate of inflation as well as their respective benchmarks.
     For the 12 months ended December 31, 1995, the Rembrandt Money Market Fund produced a total return of 5.64% (Trust Class shares) and 5.38% (Investor Class shares). This compares to a total return of 5.49% for the fund's benchmark, Donoghue's Total Taxable Average. Assets increased for the year, rising from $461.2 million on January 1, 1995 to $477.0 million on December 31, 1995.
     The Rembrandt Government Money Market Fund produced a total return of 5.59% (Trust Class shares) and 5.33% (Investor Class shares). This compares to a total return of 5.30% for the fund's benchmark, Donoghue's Total Government Average. Assets increased for the year, rising from $159.9 million on January 1, 1995 to $210.6 million on December 31, 1995.
     The funds' excellent performance was attributable to their ability to capitalize on market opportunities throughout the year.
     During the first half, the yield curve was fairly steep and the funds remained at the shorter end of the maturity spectrum to take advantage of rising rates. By the third quarter, the curve had flattened, indicating that the market expected a rapid decline in rates.
     Based on a break-even analysis, the funds took the somewhat contrarian viewpoint that the market was overly pessimistic, and used the opportunity to lock in somewhat longer maturities. By doing so, the funds captured above-average yields. This strategy would have continued through December, when the rate cut actually occurred, but for cash flow demands that required a shortening of maturities.
     At year-end, the Money Market Fund's average weighted maturity was 45 days and the Government Money Market Fund's average weighted maturity was 44 days, well below their maximum maturities of 90 days.
     Looking ahead, we will continue to maintain an independent outlook in order to seek incremental yields for our funds.

TAX-EXEMPT MONEY
MARKET FUND

     Despite the fact that there are no management fees to detract from the theoretical returns of its benchmark, the Rembrandt Tax-Exempt Money Market Fund exceeded that benchmark by a full ten basis points for 1995.
     For the 12 months ended December 31, 1995, the fund produced a total return of 3.49% (Trust Class shares) and 3.24% (Investor Class shares). This compares to a total return of 3.39% for the fund's benchmark, Donoghue's Total Tax-Free Average. Assets increased for the year, rising from $165.2 million on January 1, 1995 to $171.2 million on December 31, 1995.
     The fund's strong performance was attributable to timing strategies that enabled it to take advantage of rising rates earlier in the year, and then to lock in higher rates prior to a decline later in the year. These strategies were cut short somewhat by a late-year outflow of cash which led to a reduction of the fund's average maturity to 62 days at year end.
     Looking ahead, we believe that the municipal markets will remain cautious due to the continuing debate over various "flat tax" proposals, which would have negative implications for municipal bonds. However, we believe that this sector continues to offer real value for conservative investors seeking liquidity and relief from taxes.

                                                               DECEMBER 31, 1995

                                                                (REMBRANDT LOGO)

FIXED INCOME FUND

     Taking full advantage of a surging market, the Rembrandt Fixed Income Fund generated excellent total returns through a combination of income and capital gains.
     For the 12 months ended December 31, 1995, the fund produced a total return of 17.75% (Trust Class shares). This compares to a total return of 18.48% for the fund's benchmark, the Lehman Aggregate Index.
     Throughout 1995, performance in the fixed income markets hinged on a portfolio's strategy regarding duration, the measure of how long it takes, on average, for a portfolio's holdings to repay their principal and interest. For most of the year, it was advantageous to remain on the longer side of the benchmark's average duration in order to outperform. Because the Rembrandt Fixed Income Fund entered the year with a somewhat shorter average duration, it began with a disadvantage. However, by gradually extending the portfolio throughout the year, eventually ending with a duration longer than that of the benchmark, the fund was able to finish with a strong total return.
     During a year when mortgage-backed securities underperformed Treasuries by more than half of one percent, the fund's underweighting in this sector was a positive factor. In addition, the fund benefitted from its holdings of asset-backed securities, including those supported by credit card receivables. At times, the fund was

[GRAPHIC OMITTED]


TRUST CLASS

A line graph depicting the total growth (including reinvestment of dividends and capital gains) of a hypothetical investment of $10,000 in the Rembrandt Fixed Income Fund Trust Class from January 31, 1993 through December 31, 1995 as compared with the growth of a $10,000 investment in the Lehman Brothers Aggregate Bond Index and the Lipper Intermediate Investment-Grade Debt Funds Average. The plot points used to draw the line graph were as follows:

Period Ended            Growth of $10,000              Growth of $10,000                           Growth of $10,000
                        Invested in Rembrandt          Invested in Lehman Brothers                 Invested in Lipper
                        Fixed Income Fund              Aggregate Bond Index                        Intermediate
                                                                                                   Investment-Grade
                                                                                                   Debt Funds Average

01/31/93                $10,000                            $10,000                                     $10,000
12/31/93                $10,760                            $10,768                                     $10,741
12/31/94                $10,349                            $10,455                                     $10,377
12/31/95                $12,186                            $12,387                                     $12,090

INVESTOR CLASS

A line graph depicting the total growth (including reinvestment of dividends and capital gains) of a hypothetical investment of $10,000 in the Rembrandt Fixed Income Fund Investor Class from March 31, 1993 through December 31, 1995 as compared with the growth of a $10,000 investment in the Lehman Brothers Aggregate Bond Index and the Lipper Intermediate Investment-Grade Debt Funds Average. The plot points used to draw the line graph were as follows:

Period Ended            Growth of $10,000              Growth of $10,000                           Growth of $10,000
                        Invested in Rembrandt          Invested in Lehman Brothers                 Invested in Lipper
                        Fixed Income Fund              Aggregate Bond Index                        Intermediate
                                                                                                   Investment-Grade
                                                                                                   Debt Funds Average

03/31/93                $ 9,550                            $10,000                                     $10,000
12/31/93                $10,057                            $10,539                                     $10,507
12/31/94                $9,658                             $10,232                                     $10,151
12/31/95                $11,339                            $12,123                                     $11,827


Class of Shares         One-Year Return                Annualized Inception to Date
Trust                   17.75%                             7.57%
Investor                17.40%                             6.45%
Investor w/load         12.10%                             4.74%

For the period ended December 31, 1995. Past performance of the Fund does not predict future results.



substantially overweighted in these highly-rated securities, which outperformed the market significantly in 1995. In corporate securities, we maintained a relatively neutral position versus the benchmark.

     The fund maintained its average credit quality of AAA throughout the year, and ended 1995 with an average maturity of 7.1 years.
     Looking ahead, with inflation and
economic growth under control, we remain bullish on the bond market for the long-term, although we do not expect a repeat of the exceptional performance of the year just past. Therefore, we plan to maintain a relatively neutral maturity level for the fund. In addition, we plan to emphasize asset-backed and mortgage-backed issues, which we believe offer the quality and fundamental values to provide strong overall returns in the months ahead.

INTERMEDIATE GOVERNMENT
FIXED INCOME FUND

     The intermediate segment of the bond market offers what many investors consider to be an ideal combination of relatively high income with relatively moderate risk. In 1995, the returns for Rembrandt Intermediate Government Fixed Income Fund demonstrated its ability to achieve the former, while its overall portfolio quality and conservative approach helped to provide the latter.
     For the 12 months ended December 31, 1995, the fund produced a total return of 13.86% (Trust Class shares). This compares to a total return of 14.50% for the fund's benchmark, the Lehman Intermediate Government Index.
     The fund began the year in a relatively defensive posture, causing it the miss out on some of the gains that took place early in the first quarter. However, the portfolio was gradually adjusted to take advantage of the ongoing shifts in the yield curve, and eventually made up any lost ground. Through much of the year, the fund was overweighted in agency securities, which didn't perform quite as well as Treasuries.
     In December, continued uncertainty about a Federal budget compromise threatened additional volatility in the market. Therefore, the portfolio was shortened once again to bring maturities in line with the index. At year-end, the fund's average maturity stood at 4.1 years.

 DECEMBER 31, 1995

                                                                (REMBRANDT LOGO)

                                                               [GRAPHIC OMITTED]

TRUST CLASS

A line graph depicting the total growth (including reinvestment of dividends and capital gains) of a hypothetical investment of $10,000 in the Rembrandt Intermediate Government Fixed Income Fund Trust Class from January 31, 1993 through December 31, 1995 as compared with the growth of a $10,000 investment in the Lehman Government Bond Index and the Lipper Short US Government Funds Average and Merrill Lynch 1-5 Year Government Bond Index. The plot points used to draw the line graph were as follows:

Period Ended    Growth of $10,000           Growth of $10,000            Growth of $10,000          Growth of $10,000
                Invested in Rembrandt       Invested in Lehman           Invested in Lipper         Invested in Merrill Lynch
                Intermediate Government     Government Bond Index        Short US Government        1-5 year Government Bond Index
                Fixed Income Fund                                        Funds Average

01/31/93          $10,000                       $10,000                     $10,000                      $10,000
12/31/93          $10,476                       $10,835                     $10,373                      $10,533
12/31/94          $10,185                       $10,470                     $10,324                      $10,467
12/31/95          $11,596                       $12,389                     $11,337                      $11,803

INVESTOR CLASS

A line graph depicting the total growth (including reinvestment of dividends and capital gains) of a hypothetical investment of $10,000 in the Rembrandt Intermediate Government Fixed Income Fund Investor Class from April 30, 1993 through December 31, 1995 as compared with the growth of a $10,000 investment in the Lehman Government Bond Index and the Lipper Short US Government Funds Average and Merrill Lynch 1-5 Year Government Bond Index. The plot points used to draw the line graph were as follows:

Period Ended    Growth of $10,000           Growth of $10,000            Growth of $10,000          Growth of $10,000
                Invested in Rembrandt       Invested in Lehman           Invested in Lipper         Invested in Merrill Lynch
                Intermediate Government     Government Bond Index        Short US Government        1-5 year Government Bond Index
                Fixed Income Fund                                        Funds Average

04/30/93          $ 9,550                       $10,000                     $10,000                      $10,000
12/31/93          $ 9,770                       $10,507                     $10,219                      $10,292
12/31/94          $ 9,474                       $10,152                     $10,171                      $10,227
12/31/95          $10,762                       $12,013                     $11,168                      $11,533

Class of Shares         One-Year Return                Annualized Inception to Date
Trust                   13.86%                             5.49%
Investor                13.59%                             4.54%
Investor w/load         8.47%                              2.79%

For the period ended December 31, 1995. Past performance of the Fund does not predict future results.




     Looking ahead, we expect a more stable market in 1996, without the highs and lows experienced in the past two years. With slow growth and low inflation to encourage additional easing in monetary policy, some degree of capital appreciation is still possible, but most likely only a fraction of what was seen in 1995.
     In this environment, we believe that the intermediate government sector remains a good place to be, offering attractive income, high quality, moderate capital gains potential, and relatively low volatility.

TAX-EXEMPT FIXED INCOME FUND
     In 1995, the Rembrandt Tax Exempt Fixed Income Fund continued to provide a competitive return, while placing a premium on quality and risk aversion.
     For the 12 months ended December 31, 1995, the fund produced a total return of 15.67% (Trust Class shares). This compares to a total return of 17.46% for the fund's benchmark, the Lehman Municipal Bond Index.
     In keeping with its conservative posture, the fund remained in the intermediate part of the yield spectrum, while the majority of its peer group sought higher yields in longer-term issues. Although this may have dampened the fund's yield somewhat, we believe that such a strategy is prudent in light of the ongoing uncertainty regarding potential tax law reform. The fund has also placed an emphasis on revenue bonds, which we believe would fare better than general obligation issues in the event of a flat tax.
     Geographically, we have maintained a strategy of selecting issues from a wide range of areas where economic strength ensures strong tax revenues. Among the regions favored are the Rocky Mountain states, the Southwest, and the Southeast. The fund is underweighted in the Mid-Atlantic and Northeast regions of the country, and neutral in the Midwest.

[GRAPHIC OMITTED]

TRUST CLASS

A line graph depicting the total growth (including reinvestment of dividends and capital gains) of a hypothetical investment of $10,000 in the Rembrandt Tax-Exempt Fixed Income Fund Trust Class from January 31, 1993 through December 31, 1995 as compared with the growth of a $10,000 investment in the Lehman Brothers Muni Bond Index, Merrill Lynch 3-7 Year Muni Bond Index, Merrill Lynch 7-12 year Muni Bond Index, Lipper General Muni Debt Average and a Blend of the above Merrill Lynch indices. The plot points used to draw the line graph were as follows:

Period Ended   Growth of $10,000   Growth of $10,000   Growth of $10,000   Growth of $10,000   Growth of $10,000   Growth of $10,000
               Invested in         Invested in         Invested in         Invested in         Invested in         Invested in
               Rembrand            Lehman              Merrill Lynch 3-7   Merrill Lynch       Lipper General      Blend of above
               Tax-Exempt          Brothers Muni       Year Muni Bond      7-12 Year Muni      Muni Debt           Merrill Lynch
               Fixed Income        Bond Index          Index               Bond Index          Average             indices
               Fund

01/31/93         $10,000              $10,000              $10,000            $10,000             $10,000              $10,000
12/31/93         $10,762              $11,099              $10,716            $10,923             $11,112              $10,820
12/31/94         $10,232              $10,525              $10,532            $10,531             $10,390              $10,533
12/31/95         $11,835              $12,363              $11,653            $12,105             $12,143              $11,880

INVESTOR CLASS

A line graph depicting the total growth (including reinvestment of dividends and capital gains) of a hypothetical investment of $10,000 in the Rembrandt Tax-Exempt Fixed Income Fund Investor Class from March 31, 1993 through December 31, 1995 as compared with the growth of a $10,000 investment in the Lehman Brothers Muni Bond Index, Merrill Lynch 3-7 Year Muni Bond Index, Merrill Lynch 7-12 year Muni Bond Index, Lipper General Muni Debt Average and a Blend of the above Merrill Lynch indices. The plot points used to draw the line graph were as follows:

Period Ended   Growth of $10,000   Growth of $10,000   Growth of $10,000   Growth of $10,000   Growth of $10,000   Growth of $10,000
               Invested in         Invested in         Invested in         Invested in         Invested in         Invested in
               Rembrand            Lehman              Merrill Lynch 3-7   Merrill Lynch       Lipper General      Blend of above
               Tax-Exempt          Brothers Muni       Year Muni Bond      7-12 Year Muni      Muni Debt           Merrill Lynch
               Fixed Income        Bond Index          Index               Bond Index          Average             indices
               Fund

03/31/93         $ 9,550              $10,000              $10,000            $10,000             $10,000              $10,000
12/31/93         $10,094              $10,826              $10,514            $10,717             $10,818              $10,615
12/31/94         $ 9,562              $10,266              $10,333            $10,332             $10,115              $10,333
12/31/95         $11,037              $12,059              $11,433            $11,876             $11,821              $11,655

Class of Shares         One-Year Return                Annualized Inception to Date
Trust                   15.67%                             6.11%
Investor                15.43%                             4.83%
Investor w/load         10.18%                             3.11%

For the period ended December 31, 1995. Past performance of the Fund does not predict future results.

                                                               DECEMBER 31, 1995

                                                                (REMBRANDT LOGO)

     The fund continued to maintain its high credit quality in 1995, with 80% of the portfolio in AAA and insured AAA securities. At year-end, the fund's average maturity was approximately 10.5 years.
     Looking ahead, we believe that the
specter of a flat tax will continue to cloud the municipal market. This issue may be resolved after the upcoming election, although it is easy to envision a protracted debate well after November.
     In view of this uncertainty, we will
continue with our course of maintaining
high quality, geographic diversity, and strong revenue streams. In addition, we plan to remain in the intermediate range of the municipal market, which we believe offers an optimum combination of yield and relative stability.

GLOBAL FIXED INCOME FUND
     While international bonds did not reach the heights of their domestic counterparts, the Rembrandt Global Fixed Income Fund still posted strongly positive results.
     For the 12 months ended December 31, 1995, the fund produced a total return of 20.99% (Trust Class shares). This compares to a total return of 21.12% for the fund's benchmark, the J.P. Morgan Global Government Bond Index.
     This strong performance was largely the result of a substantial decrease in global interest rates and a depreciation of the U.S. dollar, which leads to higher value from non-dollar investments. Roughly one-third of the fund's performance was attributable to interest income, as the effective yield on the portfolio was just above 6%.
     Throughout the year, Japan was
underweighted in exposure, a factor that improved the Fund's performance during a year when Japan was among the worst performing markets in local currency terms.
     Within Europe, the Fund was overweighted in core markets such as Germany, The Netherlands, France, and Denmark, particularly in the first half of the year. Since non-core markets outperformed their larger counterparts, the net effect of this overweighting was slightly negative for the performance of the Fund.



     Looking ahead, we believe the stimulative fiscal policy in Japan is beginning to work, and that Japan will show moderate growth in 1996. With bond yields currently near historic lows, any increase in growth or inflation would most likely result in higher bond yields in Japan.

[GRAPHIC OMITTED]

TRUST CLASS

A line graph depicting the total growth (including reinvestment of dividends and capital gains) of a hypothetical investment of $10,000 in the Rembrandt Global Fixed Income Fund Trust Class from February 28, 1993 through December 31, 1995 as compared with the growth of a $10,000 investment in the JP Morgan Global Government Non-US Bond Index and Lipper General World Income Funds Average.

The plot points used to draw the line graph were as follows:

Period Ended            Growth of $10,000                  Growth of $10,000                    Growth of $10,000
                        Invested in Rembrandt              Invested in JP Morgan                Invested in Lipper General World
                        Global                             Global Government Non-US             Income Funds Average
                        Fixed Income Fund                  Bond Index

02/28/93                $10,000                            $10,000                              $10,000
12/31/93                $11,348                            $11,162                              $11,255
12/31/94                $11,182                            $11,712                              $10,591
12/31/95                $13,529                            $14,186                              $12,495

INVESTOR CLASS

A line graph depicting the total growth (including reinvestment of dividends and capital gains) of a hypothetical investment of $10,000 in the Rembrandt Global Fixed Income Fund Investor Class from April 30, 1993 through December 31, 1995 as compared with the growth of a $10,000 investment in the JP Morgan Global Government Non-US Bond Index and Lipper General World Income Funds Average.

The plot points used to draw the line graph were as follows:

Period Ended            Growth of $10,000                  Growth of $10,000                    Growth of $10,000
                        Invested in Rembrandt              Invested in JP Morgan                Invested in Lipper General World
                        Global                             Global Government Non-US             Income Funds Average
                        Fixed Income Fund                  Bond Index

02/28/93                $ 9,550                            $10,000                              $10,000
12/31/93                $10,122                            $10,545                              $10,912
12/31/94                $ 9,949                            $11,064                              $10,268
12/31/95                $12,006                            $13,401                              $12,114

Class of Shares         One-Year Return                    Annualized Inception to Date
Trust                   20.99%                             11.44%
Investor                20.68%                             8.13%
Investor w/load         15.23%                             6.27%

For the period ended December 31, 1995. Past performance of the Fund does not predict future results.

                                                               DECEMBER 31, 1995

                                                                (REMBRANDT LOGO)

     In Europe, we believe the fundamentals are still moderately positive for the bond markets, although the rally of 1995 encourages a degree of caution. Therefore, we plan to keep our European weightings in line with those of the index. In "dollar-block" markets such as Australia and Canada, we see further yield convergence with the U.S. market, leading us to take a slightly overweighted position in those countries.
     Because a large portion of the Fund's gains in 1995 were attributable to the depreciation of the dollar, any reversal of this trend would have an adverse effect on the performance of the Fund, which does not pursue a hedging policy against the U.S. dollar.

BALANCED FUND

     The allocation of assets is the single most important factor in a portfolio's performance. For this reason, the Rembrandt Balanced Fund adjusts its allocation in order to provide investors with a truly balanced reflection of the overall financial markets.
     For the 12 months ended December 31, 1995, the fund produced a total return of 21.85% (Trust Class shares). This compares to a total return of 24.65% for the fund's peer group, the Lipper Balanced Funds Average.
     The Fund's structure focuses on the three major categories of domestic equities, international equities, and fixed income.
     The domestic equities component of
the Fund focuses on dividend growth. For 1995, its performance was somewhat below that of the S&P 500 Index. However, the portfolio has been adjusted to seek more neutral performance in the future.
     The international equity component of the fund is designed to provide important diversification beyond the domestic markets. It is made up entirely of American Depository Receipts (ADRs). The use of ADRs greatly simplifies the Fund's trading and reduces the complexity of our portfolio. While the international component was a drag on performance in 1995 (in comparison to the U.S. Market), we believe that it will provide exceptional long term performance potential and that it will often serve to reduce risk compared to an all-domestic portfolio.

     The fixed income component of the Fund is designed to provide a high level of total return form a portfolio consisting primarily of quality intermediate and long-term fixed income securities. In 1995, this component benefited from a strong bond market as the Federal Reserve Board began reducing short term interest rates with cuts in July and December. The international bond holdings within the component also performed well, while adding an important element of diversification.
     Looking ahead, we believe that our recent strategic improvements will provide the type of disciplined diversification that investors seek in a balanced portfolio.

[GRAPHIC OMITTED]

TRUST CLASS

A line graph depicting the total growth (including reinvestment of dividends and capital gains) of a hypothetical investment of $10,000 in the Rembrandt Balanced Fund Trust Class from January 31, 1993 through December 31, 1995 as compared with the growth of a $10,000 investment in the Standard & Poors 500 Composite Index, Lehman Brother's Aggregate Bond Index and Lipper Flexible Portfolio Funds Average.

The plot points used to draw the line graph were as follows:

Period Ended      Growth of $10,000          Growth of $10,000           Growth of $10,000              Growth of $10,000
                  Invested in Rembrandt      Invested in Standard &      Invested in Lehman Brother's   Invested in Lipper Flexible
                  Balanced Fund              Poor's 500 composite        Aggregate Bond Index           Portfolio Funds Average
                                             Index

01/31/93          $10,000                    $10,000                     $10,000                        $10,000
12/31/93          $10,612                    $10,916                     $10,768                        $11,011
12/31/94          $10,388                    $11,058                     $10,455                        $10,759
12/31/95          $12,658                    $15,213                     $12,387                        $13,447

INVESTOR CLASS

A line graph depicting the total growth (including reinvestment of dividends and capital gains) of a hypothetical investment of $10,000 in the Rembrandt Balanced Fund Investor Class from March 31, 1993 through December 31, 1995 as compared with the growth of a $10,000 investment in the Standard & Poor's 500 Composite Index, Lehman Brother's Aggregate Bond Index and Lipper Flexible Portfolio Funds Average.

The plot points used to draw the line graph were as follows:

Period Ended      Growth of $10,000          Growth of $10,000           Growth of $10,000              Growth of $10,000
                  Invested in Rembrandt      Invested in Standard &      Invested in Lehman Brother's   Invested in Lipper Flexible
                  Balanced Fund              Poor's 500 composite        Aggregate Bond Index           Portfolio Funds Average
                                             Index

03/31/93          $ 9,550                    $10,000                     $10,000                        $10,000
12/31/93          $ 9,896                    $10,547                     $10,539                        $10,726
12/31/94          $ 9,670                    $10,684                     $10,232                        $10,480
12/31/95          $11,751                    $14,698                     $12,123                        $13,098

Class of Shares         One-Year Return                Annualized Inception to Date
Trust                   21.85%                             8.51%
Investor                21.52%                             7.53%
Investor w/load         16.04%                             5.80%

For the period ended December 31, 1995. Past performance of the Fund does not predict future results.

                                                               DECEMBER 31, 1995

                                                                (REMBRANDT LOGO)

VALUE FUND

     1995 was a very good year for the U.S. Stock markets and the Rembrandt Value Fund.
     For the 12 months ended December 31, 1995, the Fund produced a total return of 32.02% (Trust Class shares). This compares to a total return of 37.57% for the Fund's benchmark, the S&P 500 Index, and 30.48% for the Fund's peer group, the Lipper
Growth Funds Average.
     During the year, the Fund continued to pursue its strategic focus of dividend growth, while also avoiding excessive relative weightings in any particular sector.
     An additional advantage of our focus on dividend growth is the longer term perspective it gives to the portfolio. This results in lower annual turnover and lower transaction costs, which, in turn, can improve return to the fund.
     Looking ahead, we will seek to add value by continuing to apply our stock selection disciplines, which have proven their effectiveness.

[GRAPHIC OMITTED]


TRUST CLASS

A line graph depicting the total growth (including reinvestment of dividends and capital gains) of a hypothetical investment of $10,000 in the Rembrandt Value Fund Trust Class from January 31, 1993 through December 31, 1995 as compared with the growth of a $10,000 investment in the Standard & Poor's 500 Composite Index and the Lipper Growth Funds Average.
The plot points used to draw the line graph were as follows:

Period Ended            Growth of $10,000                  Growth of $10,000                           Growth of $10,000
                        Invested in Rembrandt              Invested in Standard &                      Invested in Lipper
                        Value Fund                         Poor's 500 composite                        Growth Funds Average
                                                           Index

01/31/93                $10,000                            $10,000                                     $10,000
12/31/93                $10,583                            $10,916                                     $10,945
12/31/94                $10,583                            $11,058                                     $10,723
12/31/95                $13,972                            $15,213                                     $14,021


INVESTOR CLASS

A line graph depicting the total growth (including reinvestment of dividends and capital gains) of a hypothetical investment of $10,000 in the Rembrandt Value Fund Investor Class from March 31, 1993 through December 31, 1995 as compared with the growth of a $10,000 investment in the Standard & Poor's 500 Composite Index and the Lipper Growth Funds Average. The plot points used to draw the line graph were as follows:

Period Ended            Growth of $10,000                  Growth of $10,000                           Growth of $10,000
                        Invested in Rembrandt              Invested in Standard &                      Invested in Lipper
                        Value Fund                         Poor's 500 composite                        Growth Funds Average
                                                           Index

03/31/93                $9,550                             $10,000                                     $10,000
12/31/93                $9,676                             $10,547                                     $10,807
12/31/94                $9,656                             $10,684                                     $10,588
12/31/95                $12,719                            $14,698                                     $13,844

Class of Shares         One-Year Return                    Annualized Inception to Date
Trust                   32.02%                             12.13%
Investor                31.72%                             11.09%
Investor w/load         25.82%                             9.26%

For the period ended December 31, 1995. Past performance of the Fund does not predict future results.

GROWTH FUND

     The Rembrandt Growth Fund lived up to its name in 1995, growing by nearly one-third over its value at the start of the year.
     For the 12 months ended December 31, 1995, the fund produced a total return of 31.60% (Trust Class shares). This compares to a total return of 37.57% for the fund's benchmark, the S&P 500 Index.
     During the year, the fund was overweighted in the finance and technology sectors, and underweighted in consumer areas with the exception of healthcare, where it carried a neutral weighting. The overweighting in technology benefitted the fund during the first nine months, but hurt its performance in the fourth quarter. We did refocus the technology position in the fourth quarter on companies we believed offered proprietary technologies and earnings visibility.
     Looking ahead, our strategy is to maintain our modestly overweighted position in technology and finance, but also to move more of the fund into defensive issues such as regional telephone companies and companies with higher yields.
     We are confident that buying the shares of superior companies with good earnings visibility at reasonable prices remains a winning strategy.

[GRAPHIC OMITTED]

TRUST CLASS

A line graph depicting the total growth (including reinvestment of dividends and capital gains) of a hypothetical investment of $10,000 in the Rembrandt Growth Fund Trust Class from January 31, 1993 through December 31, 1995 as compared with the growth of a $10,000 investment in the Standard & Poor's 500 Composite Index and the Lipper Growth Funds Average.

The plot points used to draw the line graph were as follows:

Period Ended            Growth of $10,000                  Growth of $10,000                           Growth of $10,000
                        Invested in Rembrandt              Invested in Standard &                      Invested in Lipper
                        Growth Fund                        Poor's 500 composite                        Growth Funds Average
                                                           Index

01/31/93                $10,000                            $10,000                                     $10,000
12/31/93                $10,418                            $10,916                                     $10,945
12/31/94                $10,204                            $11,058                                     $10,723
12/31/95                $13,428                            $15,213                                     $14,021

INVESTOR CLASS

A line graph depicting the total growth (including reinvestment of dividends and capital gains) of a hypothetical investment of $10,000 in the Rembrandt Growth Fund Investor Class from March 31, 1993 through December 31, 1995 as compared with the growth of a $10,000 investment in the Standard & Poor's 500 Composite Index and the Lipper Growth Funds Average.

The plot points used to draw the line graph were as follows:

Period Ended            Growth of $10,000                  Growth of $10,000                           Growth of $10,000
                        Invested in Rembrandt              Invested in Standard &                      Invested in Lipper
                        Growth Fund                        Poor's 500 composite                        Growth Funds Average
                                                           Index

03/31/93                $ 9,550                            $10,000                                     $10,000
12/31/93                $ 9,626                            $10,547                                     $10,807
12/31/94                $ 9,393                            $10,684                                     $10,588
12/31/95                $12,332                            $14,698                                     $13,844

Class of Shares         One-Year Return                    Annualized Inception to Date
Trust                   31.60%                             10.66%
Investor                31.29%                              9.27%
Investor w/load         25.37%                              7.51%

For the period ended December 31, 1995. Past performance of the Fund does not predict future results.

                                                               DECEMBER 31, 1995

                                                                (REMBRANDT LOGO)

INTERNATIONAL EQUITY FUND

     In a challenging year for international stocks, the Rembrandt International Equity Fund outperformed its widely-used benchmark by a comfortable margin.
     For the 12 months ended December 31, 1995, the Fund produced a total return of 14.03% (Trust Class shares). This compares to a total return of 11.6% for the Fund's benchmark, the Morgan Stanley Capital International EAFE (Europe, Australia, and Far East) Index.
     In 1995, the global markets began sluggishly, due to a general loss of confidence following the devaluation of the Mexican peso and other wrenching currency movements. Furthermore, the important Japanese market was battered by the earthquake in Kobe, problems in the financial system, and a weak economy. Conditions improved throughout the year, however, as the peso and other currencies stabilized, and as Japan's central bank moved to stimulate the economy.
     On balance, the main global stock
markets ended with gains, both in local
currencies and U.S. dollars. However, only a few markets -- most notably Switzerland, Sweden, Belgium, The Netherlands, and Hong Kong -- could keep pace with that of the U.S. By contrast, Italy and France were out of favor due to political concerns, while emerging markets continued to demonstrate high degrees of volatility.

[GRAPHIC OMITTED]

TRUST CLASS

A line graph depicting the total growth (including reinvestment of dividends and capital gains) of a hypothetical investment of $10,000 in the Rembrandt International Equity Fund Trust Class from January 31, 1993 through December 31, 1995 as compared with the growth of a $10,000 investment in the Morgan Stanley EAFE Index and the Lipper International Funds Average.

The plot points used to draw the line graph were as follows:

Period Ended            Growth of $10,000                  Growth of $10,000                           Growth of $10,000
                        Invested in Rembrandt              Invested in Morgan                          Invested in Lipper
                        International Equity Fund          Stanley EAFE Index                          International Funds
                                                                                                       Average

01/31/93                $10,000                            $10,000                                     $10,000
12/31/93                $12,715                            $13,257                                     $13,536
12/31/94                $13,137                            $14,288                                     $13,468
12/31/95                $14,980                            $15,884                                     $14,733

INVESTOR CLASS

A line graph depicting the total growth (including reinvestment of dividends and capital gains) of a hypothetical investment of $10,000 in the Rembrandt International Equity Fund Investor Class from April 30, 1993 through December 31, 1995 as compared with the growth of a $10,000 investment in the Morgan Stanley EAFE Index and the Lipper International Funds Average.


The plot points used to draw the line graph were as follows:

Period Ended            Growth of $10,000                  Growth of $10,000                           Growth of $10,000
                        Invested in Rembrandt              Invested in Morgan                          Invested in Lipper
                        International Equity Fund          Stanley EAFE Index                          International Funds
                                                                                                       Average

04/30/93                $ 9,550                            $10,000                                     $10,000
12/31/93                $10,739                            $10,810                                     $11,919
12/31/94                $11,070                            $11,651                                     $11,859
12/31/95                $12,597                            $12,952                                     $12,973

Class of Shares         One-Year Return                    Annualized Inception to Date
Trust                   14.03%                             14.21%
Investor                13.79%                             11.78%
Investor w/load          8.68%                              9.89%

For the period ended December 31, 1995. Past performance of the Fund does not predict future results.

     In U.S. dollar terms the best performing international stocks have represented sectors that are relatively insensitive to the economic cycle, such as healthcare, financial services, and consumer non-durables. Capital goods issues have also performed well, reaping the benefits of the ongoing investment cycle. The poorest performers have been from the basic industries and energy sectors, which have been under pressure due to changes in the supply/demand equation.
     Encouraged by the improvements in Japan, the Fund reduced its underweighting in Japanese issues during the year. At year end, in fact, six of the fund's ten largest holdings were Japanese-based companies, led by Sony and Honda Motor. The fund also purchased small positions in Finland and South America. Weightings in a variety of healthcare, capital goods, and financial services issues were enlarged to take advantage of growth in those sectors worldwide.
     Looking ahead, the downward movement in interest rates, due to moderate economic growth and low inflation, along with the likelihood of better corporate earnings, makes investing in international equities fairly attractive in comparison to cash and bonds. Economic growth and valuation levels in the Far East and emerging markets offer an opportunity for expansion of holdings. We continue to believe that the key to good performance is stock selection.

SMALL CAP FUND

     The Rembrandt Small Cap Fund had the distinction of being the top performer in the Rembrandt family, in a year when all our equity funds generated double-digit returns, and all domestic equity funds were up in excess of 30%.
     For the 12 months ended December 31, 1995, the fund produced a total return of 32.13% (Trust Class shares). This compares to a total return of 29.95% for the S&P 600 Index, and 28.52% for the Russell 2000 Index.
     What makes this stellar performance all the more remarkable is that it occurred during a year in which the fund underwent an important repositioning. In order to seek greater stability and more market-like performance in the years ahead, the fund sold many issues on the lower end of the small cap spectrum in favor of somewhat larger companies that offer less earnings variability and greater liquidity.
     We also adopted a more disciplined screening approach that emphasizes stock selection within certain well-defined industry sectors that appear to be most attractive. For example, the fund has recently increased its weighting in a number of better-established healthcare and technology issues, which we believe are well positioned for strong growth in the future.

                                                               DECEMBER 31, 1995

                                                                (REMBRANDT LOGO)

     While our shift in emphasis created some volatility during the early months of 1995, the benefits became apparent later in the year as the fund grew more stable while still outperforming its benchmark.
     Looking ahead, we believe that the fund's structural changes will allow it to mirror the overall market more closely in the coming months. In addition, we believe that the market for small capitalization issues remains attractive, although we are mindful that an increase in interest rates could adversely impact the economy and stock prices. Therefore, we are confident that our more risk-averse management style is particularly appropriate for the current environment.

[GRAPHIC OMITTED]

TRUST CLASS

A line graph depicting the total growth (including reinvestment of dividends and capital gains) of a hypothetical investment of $10,000 in the Rembrandt Small Cap Fund Trust Class from January 31, 1993 through December 31, 1995 as compared with the growth of a $10,000 investment in the Frank Russell 2000 Index and Lipper Small Company Growth Funds Average.


The plot points used to draw the line graph were as follows:

Period Ended            Growth of $10,000                  Growth of $10,000                           Growth of $10,000
                        Invested in Rembrandt              Invested in Frank Russell                   Invested in Lipper Small
                        Small Cap Fund                     2000 Index                                  Company Growth Funds Average

01/31/93                $10,000                            $10,000                                     $10,000
12/31/93                $10,300                            $11,501                                     $11,437
12/31/94                $ 9,654                            $11,291                                     $11,348
12/31/95                $12,756                            $14,503                                     $14,928

INVESTOR CLASS

A line graph depicting the total growth (including reinvestment of dividends and capital gains) of a hypothetical investment of $10,000 in the Rembrandt Small Cap Fund Investor Class from April 30, 1993 through December 31, 1995 as compared with the growth of a $10,000 investment in the Frank Russell 2000 Index and Lipper Small Company Growth Funds Average.

The plot points used to draw the line graph were as follows:

Period Ended            Growth of $10,000                  Growth of $10,000                           Growth of $10,000
                        Invested in Rembrandt              Invested in Frank Russell                   Invested in Lipper Small
                        Small Cap Fund                     2000 Index                                  Company Growth Funds Average

04/30/93                $ 9,550                            $10,000                                     $10,000
12/31/93                $10,581                            $11,726                                     $11,809
12/31/94                $ 9,889                            $11,512                                     $11,716
12/31/95                $13,027                            $14,786                                     $15,413

Class of Shares         One-Year Return                    Annualized Inception to Date
Trust                   32.13%                              8.41%
Investor                31.73%                             10.87%
Investor w/load         25.82%                              9.00%

For the period ended December 31, 1995. Past performance of the Fund does not predict future results.

 MANAGER'S DISCUSSION AND ANALYSIS (concluded)

ASIAN TIGERS FUND
     Investors in the Rembrandt Asian Tigers Fund generally recognize the volatility of the emerging markets of the Pacific Rim. The past year illustrated that this volatility can sometimes result in satisfactory, if unexciting, performance.
     For the 12 months ended December 31, 1995, the Fund produced a total return of 11.61% (Trust Class shares). This compares to a total return of 13.36% for the Fund's benchmark, the Morgan Stanley Capital International Pacific ex-Japan Index, (which excludes Australia and New Zealand, the two countries outside of our investment universe).
     The year began with severe declines in the Asian markets, including a 15% drop in Hong Kong, a 16.5% drop in Bangkok, and a 13.4% decline in Malaysia. In anticipation of a bottoming out of these markets, the Fund deliberately built up a higher cash position toward the end of 1994. Early in 1995, this cash was used for aggressive purchasing in these and other markets, just before they began a strong rally.
     Throughout the year, Asian markets were influenced by the prospects for U.S. interest rates. When rates unexpectedly fell in the third quarter, the result was a minor rally in most Asian stock markets. However, subsequent data released in the U.S. diminished the prospects for further rate cuts and triggered consolidations in Asian stocks. During these declines, the Fund took advantage of apparent undervaluations in such markets as Taiwan and the Philippines.
     The early December cut in U.S. interest rates, coupled with a strong U.S. market, refocused investor attention on the compelling valuations in Asia. During the last two weeks of the year, there was a substantial inflow of capital into the leading markets such as Hong Kong and Singapore, which ended the year with gains of approximately 23% and 8%, respectively.
     During this period, the Fund continued to reduce its cash position in order to increase exposure in a number of markets that currently appeared attractive, particularly Thailand, Indonesia, and Hong Kong.
     Looking ahead, prospects for most Asian markets appear promising at the start of 1996. A combination of an easing in U.S. and European interest rates and continued sound economic and corporate fundamentals should result in a good environment for most equity markets. One additional factor working in favor of Asian markets is a perceived shift in funds away from the U.S., where the markets have performed exceedingly well in 1995 and valuations appear stretched. International liquidity is already being credited for the rise seen in a number of Asian markets during the last weeks of 1995.

 DECEMBER 31, 1995

                                                                (REMBRANDT LOGO)

                                                               [GRAPHIC OMITTED]

TRUST CLASS

A line graph depicting the total growth (including reinvestment of dividends and capital gains) of a hypothetical investment of $10,000 in the Rembrandt Asian Tigers Fund Trust Class from January 31, 1994 through December 31, 1995 as compared with the growth of a $10,000 investment in the Morgan Stanley Pacific (ex-Japan) Index and Lipper Pacific Ex Japan Funds Average.

The plot points used to draw the line graph were as follows:

Period Ended            Growth of $10,000                  Growth of $10,000                           Growth of $10,000
                        Invested in Rembrandt              Invested in Morgan Stanley                  Invested in Lipper Pacific
                        Asian Tigers Fund                  Pacific (ex-Japan) Index                    Ex Japan Funds Average

01/31/94                $10,000                            $10,000                                     $10,000
12/31/94                $ 9,450                            $ 9,557                                     $ 8,576
12/31/95                $10,547                            $11,481                                     $ 8,719

INVESTOR CLASS

A line graph depicting the total growth (including reinvestment of dividends and capital gains) of a hypothetical investment of $10,000 in the Rembrandt Asian Tigers Fund Investor Class from January 31, 1994 through December 31, 1995 as compared with the growth of a $10,000 investment in the Morgan Stanley Pacific (ex-Japan) Index and Lipper Pacific Ex Japan Funds Average.

The plot points used to draw the line graph were as follows:

Period Ended            Growth of $10,000                  Growth of $10,000                           Growth of $10,000
                        Invested in Rembrandt              Invested in Morgan Stanley                  Invested in Lipper Pacific
                        Asian Tigers Fund                  Pacific (ex-Japan) Index                    Ex Japan Funds Average

01/31/94                $ 9,550                            $10,000                                     $10,000
12/31/94                $ 9,009                            $ 9,557                                     $ 8,576
12/31/95                $10,016                            $ 8,576                                     $ 8,719


Class of Shares         One-Year Return                    Annualized Inception to Date
Trust                   11.61%                             2.97%
Investor                11.18%                             2.71%
Investor w/load          6.14%                             0.34%

For the period ended December 31, 1995. Past performance of the Fund does not predict future results.

Statement of Net Assets


TREASURY MONEY MARKET FUND


                                [GRAPHIC OMITTED]


A pie chart depicting the percent of total portfolio investments for the following investment classifications:

Treasury Money Market Fund

U.S. Treasury Obligations  95%
Cash Equivalents            5%

% of Total Portfolio Investments

                                    Face
Description                     Amount (000) Value (000)
========================================================
U.S. Treasury Obligations -- 95.0%
   U.S. Treasury Bills
     5.300%, 01/04/96              $ 3,000   $  2,999
     5.360%, 01/11/96                4,000      3,994
     5.250%, 01/18/96                5,000      4,988
     5.360%, 01/25/96               14,066     14,020
     5.350%, 02/08/96               15,000     14,924
     5.630%, 02/15/96                5,000      4,967
     4.910%, 03/07/96                5,000      4,955
     4.900%, 03/14/96                2,000      1,980
   U.S. Treasury Notes
     4.000%, 01/31/96               13,500     13,484
     7.875%, 02/15/96                3,000      3,007
     4.625%, 02/15/96                3,000      2,997
     7.500%, 02/29/96                3,000      3,009
     4.625%, 02/29/96               11,000     10,984
     9.375%, 04/15/96                9,000      9,100
     7.625%, 04/30/96                5,000      5,033
     5.500%, 04/30/96                9,000      9,007
     4.250%, 05/15/96                3,000      2,986
                                             --------
Total U.S. Treasury Obligations
   (Cost $112,434,000)                        112,434
                                             --------

Description                     Shares (000) Value (000)
========================================================
Cash Equivalent -- 4.7%
   SEI Daily Income Trust Treasury
     II Portfolio
     5.120%, 01/08/96              $ 5,564   $  5,564
                                             --------
Total Cash Equivalent
   (Cost $5,564,000)                            5,564
                                             --------
Total Investments -- 99.7%
   (Cost $117,998,000)                        117,998
                                             --------
Other Assets and Liabilities -- 0.3%
   Other Assets and Liabilities, Net              408
                                             --------
Net Assets:
Portfolio shares of the Trust Class
   (unlimited authorization -- no par value)
   based on 110,466,966 outstanding shares
   of beneficial interest                     110,467
Portfolio shares of the Investor Class
   (unlimited authorization -- no par value)
   based on 7,930,873 outstanding shares of
   beneficial interest                          7,931
Accumulated net realized gain on investments        8
                                             --------
Total Net Assets-- 100.0%                    $118,406
                                             ========
Net Asset Value, Offering, and Redemption
   Price Per Share -- Trust Class               $1.00
                                             ========
Net Asset Value, Offering, and Redemption
   Price Per Share -- Investor Class            $1.00
                                             ========

The accompanying notes are an integral part of the financial statements.

                                                               DECEMBER 31, 1995

Statement of Net Assets                                                   (LOGO)


GOVERNMENT MONEY MARKET FUND


                                [GRAPHIC OMITTED]


A pie chart depicting the percent of total portfolio investments for the following investment classifications:

Government Money Market Fund

U.S. Government Agency Obligations  60%
Repurchase Agreements               40%

% of Total Portfolio Investments


                                    Face
Description                     Amount (000) Value (000)
========================================================
U.S. Government Agency Obligations -- 60.5%
   FFCB
     5.700%, 01/02/96              $ 5,000   $  5,000
     5.630%, 03/01/96               10,000     10,000
   FHLB
     7.310%, 01/04/96                  275        275
     7.750%, 04/25/96                1,000      1,006
   FHLB Discount Notes
     5.560%, 01/22/96                3,000      2,990
     5.710%, 01/23/96                4,000      3,986
     5.570%, 02/12/96                5,000      4,968
     5.570%, 02/21/96                5,000      4,961
     5.620%, 02/27/96                7,580      7,514
     5.630%, 02/29/96               13,000     12,883
     5.390%, 03/19/96               13,410     13,253
   FHLMC Discount Notes
     5.650%, 02/08/96                8,000      7,953
     5.560%, 02/20/96                5,000      4,961
     5.620%, 02/29/96                4,000      3,964

                                 Face
Description              Amount/Shares (000)  Value (000)
========================================================
   FNMA
     5.660%, 03/15/96              $ 4,000   $  4,000
   FNMA Discount Notes
     5.650%, 02/15/96                7,140      7,090
     5.570%, 02/16/96                5,000      4,964
     5.620%, 03/04/96                3,220      3,189
     5.490%, 03/11/96                5,000      4,947
     5.380%, 04/12/96                5,000      4,924
     5.230%, 09/05/96                5,000      4,820
     5.200%, 10/24/96                5,000      4,785
   SLMA (A)
     5.400%, 01/30/96                5,000      5,001
                                             --------
Total U.S. Government Agency
   Obligations
   (Cost $127,434,000)                        127,434
                                             --------
Repurchase Agreements -- 39.8%
Lehman Brothers
   5.93%, dated 12/29/95, matures
   01/02/96, repurchase price
   $37,438,000 (collateralized by
   FHLMC Gold Note, par value
   $42,440,000, 6.50%, 07/01/09,
   market value: $38,160,000)       37,413     37,413
Nomura Securities
   5.93%, dated 12/29/95, matures
   01/02/96, repurchase price
   $46,424,000 (collateralized by
   various FNMA obligations, total
   par value $129,559,479, 0.00%-
   11.088%, 06/25/21-06/01/24; and
   FHLMC/GNMA obligation, par value
   $1,000,000, 5.00%, 04/25/21,
   total market value: $47,322,000) 46,394     46,394
                                             --------
Total Repurchase Agreements
   (Cost $83,807,000)                          83,807
                                             --------
Total Investments -- 100.3%
   (Cost $211,241,000)                        211,241
                                             --------
Other Assets and Liabilities -- (0.3%)
   Other Assets and Liabilities, Net             (624)
                                             --------

Statement of Net Assets


Description                                  Value (000)
========================================================
Net Assets:
Portfolio shares of the Trust Class
   (unlimited authorization -- no par
   value) based on 207,584,587
   outstanding shares of beneficial
   interest                                  $ 207,585
Portfolio shares of the Investor Class
   (unlimited authorization -- no par
   value) based on 3,002,229 outstanding
   shares of beneficial interest                 3,002
Accumulated net realized gain on investments        30
                                             ---------
Total Net Assets-- 100.0%                    $210,617
                                             ========
Net Asset Value, Offering, and Redemption
   Price Per Share -- Trust Class               $1.00
                                             ========
Net Asset Value, Offering, and Redemption
   Price Per Share -- Investor Class            $1.00
                                             ========

--------------------------------------------------------------------------------
(A) Variable rate instrument. The rate reflected on the Statement of Net Assets is the rate in effect on December 31, 1995.
    FFCB -- Federal Farm Credit Bank
    FHLB -- Federal Home Loan Bank
    FHLMC -- Federal Home Loan Mortgage Corporation
    FNMA -- Federal National Mortgage Association
    GNMA -- Government National Mortgage Association
    SLMA -- Student Loan Marketing Association

The accompanying notes are an integral part of the financial statements.

                                                               DECEMBER 31, 1995

Statement of Net Assets                                                   (LOGO)


MONEY MARKET FUND


                                [GRAPHIC OMITTED]



A pie chart depicting the percent of total portfolio investments for the following investment classifications:

Money Market Fund

Certificates of Deposit             41%
Commercial Paper                    19%
U.S. Government Agency Obligations  30%
Corporate Bonds                      1%
Repurchase Agreements                9%

% of Total Portfolio Investments


                                    Face
Description                     Amount (000) Value (000)
========================================================
Certificates Of Deposit -- 40.7%
   Bank of Nova Scotia, New York
     5.750%, 03/04/96              $ 8,000   $  8,000
   Barclays Bank, New York
     5.770%, 01/16/96               18,000     18,000
   Bayerische Vereinsbank, New York
     5.730%, 01/30/96               15,000     15,000
   Canadian Imperial Bank of
     Commerce, New York
     5.730%, 02/01/96               18,000     18,000
   Commerzbank, New York
     5.690%, 03/04/96               15,000     15,001
   Credit Suisse, New York
     5.770%, 01/22/96               10,000     10,000
   Deutsche Bank, New York
     5.770%, 01/19/96                8,000      8,000
     5.790%, 01/25/96               10,000     10,000
   Harris Trust Savings Bank
     5.600%, 02/15/96               10,000     10,000
   NBD Bank
     5.750%, 01/18/96               10,000     10,000
   National Westminster Bank,
     New York
     5.830%, 01/12/96                8,000      8,000
     5.810%, 01/31/96                5,000      5,000
     5.720%, 02/16/96                5,000      5,001

                                    Face
Description                     Amount (000) Value (000)
========================================================
   Rabobank Nederland NV, New York
     5.710%, 02/14/96              $ 8,000   $  8,000
     5.810%, 01/23/96               10,000     10,000
   Societe Generale Bank, New York
     5.780%, 01/12/96                8,000      8,000
     5.750%, 02/15/96                5,000      5,000
     5.860%, 03/20/96                5,000      5,001
   Wachovia Bank
     5.770%, 01/12/96               10,000     10,000
     5.810%, 01/25/96                8,000      8,000
                                             --------
Total Certificates Of Deposit
   (Cost $194,003,000)                        194,003
                                             --------
Commercial Paper -- 19.3%
   American Express Credit
     5.490%, 03/25/96               18,000     17,769
   Associates Corporation of
     North America
     5.580%, 03/27/96               18,000     17,760
   Enterprise Funding
     5.700%, 01/05/96                8,000      7,995
     5.770%, 01/16/96                8,000      7,981
   General Electric Capital
     5.680%, 02/13/96                8,000      7,946
     5.530%, 04/01/96                5,000      4,930
   Golden Managers Acceptance
     5.800%, 01/31/96               10,000      9,952
   Norwest
     5.720%, 01/23/96               10,000      9,965
     5.720%, 01/26/96                8,000      7,968
                                             --------
Total Commercial Paper
   (Cost $92,266,000)                          92,266
                                             --------
U.S. Government Agency Obligations -- 30.1%
   FFCB
     5.700%, 01/02/96               10,000     10,000
   FHLB Discount Notes
     5.550%, 01/17/96               10,000      9,975
     5.570%, 02/12/96               10,000      9,935
     5.650%, 02/15/96                8,845      8,784
     5.570%, 02/21/96               10,000      9,921
     5.630%, 02/29/96               10,000      9,909
     5.540%, 03/13/96               10,975     10,857
     5.550%, 03/25/96               12,000     11,849

Statement of Net Assets

                                    Face
Description                     Amount (000) Value (000)
========================================================
   FHLMC Discount Note
     5.620%, 02/29/96              $ 7,000   $  6,936
   FNMA Discount Notes
     5.660%, 02/14/96               15,000     14,898
     5.580%, 03/12/96               11,000     10,883
     5.420%, 05/10/96               10,000      9,805
     5.500%, 05/30/96               10,000      9,777
   SLMA (A)
     5.400%, 01/30/96               10,000     10,002
                                             --------
Total U.S. Government Agency Obligations
   (Cost $143,531,000)                        143,531
                                             --------
Corporate Bonds -- 1.1%
   General Electric Capital MTN
     5.850%, 08/29/96                5,000      4,998
                                             --------
Total Corporate Bonds
   (Cost $4,998,000)                            4,998
                                             --------
Repurchase Agreements -- 8.9%
Nomura Securities
   5.95%, dated 12/29/95, matures
   01/02/96, repurchase price
   $42,686,000 (collateralized by
   various FNMA obligations, total
   par value $70,195,574, 0.00%-
   6.50%, 09/25/22-06/01/24, total
   market value: $43,511,000)       42,658     42,658
                                             --------
Total Repurchase Agreements
   (Cost $42,658,000)                          42,658
                                             --------
Total Investments -- 100.1%
   (Cost $477,456,000)                        477,456
                                             --------
Other Assets and Liabilities -- (0.1%)
   Other Assets and Liabilities, Net             (410)
                                             --------


Description                                  Value (000)
========================================================
Net Assets:
Portfolio shares of the Trust Class
   (unlimited authorization -- no par
   value) based on 475,683,858 outstanding
   shares of beneficial interest             $ 475,684
Portfolio shares of the Investor Class
   (unlimited authorization -- no par
   value) based on 1,358,282 outstanding
   shares of beneficial interest                 1,358
Accumulated net realized gain on investments         4
                                              --------
Total Net Assets-- 100.0%                     $477,046
                                              ========
Net Asset Value, Offering, and Redemption
   Price Per Share -- Trust Class                $1.00
                                              ========
Net Asset Value, Offering, and Redemption
   Price Per Share -- Investor Class            $1.00
                                              ========

--------------------------------------------------------------------------------
(A) Variable rate instrument. The rate reflected on the Statement of Net Assets is the rate in effect on December 31, 1995.
    FFCB -- Federal Farm Credit Bank
    FHLB -- Federal Home Loan Bank
    FHLMC -- Federal Home Loan Mortgage Corporation
    FNMA -- Federal National Mortgage Association
    MTN -- Medium Term Notes
    SLMA -- Student Loan Marketing Association

The accompanying notes are an integral part of the financial statements.

                                                               DECEMBER 31, 1995

Statement of Net Assets                                                   (LOGO)


TAX-EXEMPT MONEY MARKET FUND


                                [GRAPHIC OMITTED]


A pie chart depicting the percent of total portfolio investments for the following investment classifications:

Tax-Exempt Money Market Fund

Municipal Bonds   93%
Cash Equivalents   7%

% of Total Portfolio Investments

                                    Face
Description                     Amount (000) Value (000)
========================================================
Municipal Bonds -- 92.6%
   Alabama -- 3.2%
     Housing Finance Authority,
       Rime V. Uage Hoover Project
       1988-A TECP
       3.600%, 02/22/96            $ 1,500   $  1,500
     Montgomery, Industrial
       Development Board, GE
       Project Ser 1990 TECP
       3.800%, 01/08/96              4,000      4,000
                                             --------
                                                5,500
                                             --------
   Arizona -- 4.7%
     Salt River Project,
       Agricultural Improvement
       & Power District TECP
       3.800%, 01/18/96 (C)          4,000      4,000
3.550%, 01/29/96                     4,000      4,000
                                             --------
                                                8,000
                                             --------

                                    Face
Description                     Amount (000) Value (000)
========================================================
   Colorado -- 1.2%
     El Paso County, School
       District #11,
       Colorado Springs TAN
       3.950%, 06/28/96            $ 2,000   $  2,001
                                             --------
   Florida -- 8.7%
     Jacksonville, Electric
       Authority TECP
       3.800%, 01/12/96              3,000      3,000
       3.450%, 01/19/96              5,100      5,100
     Municipal Power Agency, Pooled
       Loan Project TECP
       3.450%, 01/31/96              6,815      6,815
                                             --------
                                               14,915
                                             --------
   Georgia -- 2.9%
     Gwinnett County, School
       District GO
       4.400%, 02/01/96              5,000      5,003
                                             --------
   Idaho -- 0.2%
     State TAN
       4.500%, 06/27/96                400        401
                                             --------
   Illinois -- 5.4%
     Cook County, Catholic Charities
       Housing Development
       Ser A VRDN
       5.200%, 01/05/96 (A) (B)      1,000      1,000
     Dupage, Water Commission RAN
       5.900%, 05/01/96              1,000      1,007
     State Development Finance
       Authority, Saint Xavier
       University Project VRDN
       5.200%, 01/05/96 (A) (B) (C)    180        180
     State Development Finance
       Authority, Catholic Charities
       Housing Development VRDN
       5.200%, 01/05/96 (A) (B)        500        500
     State RAN
       4.500%, 04/12/96                500        501
       4.500%, 05/10/96              6,000      6,015
                                             --------
                                                9,203
                                             --------

Statement of Net Assets

                                    Face
Description                     Amount (000) Value (000)
========================================================
   Indiana -- 5.0%
     Hoosier City of Sullivan,
       Energy Rural Electric
       Corporation Ser L-4 TECP
       3.600%, 02/05/96            $ 2,100   $  2,100
     Jasper County, Pollution
       Control Revenue, Northern
       Indiana Public Service
       Project Ser 1988-A TECP
       3.900%, 01/09/96 (C)          1,600      1,600
       3.650%, 01/09/96 (C)          1,000      1,000
     Mount Vernon, Pollution Control
       & Solid Waste Disposal
       Revenue Ser 1989-A TECP
       3.700%, 01/11/96              3,900      3,900
                                             --------
                                                8,600
                                             --------
   Kansas -- 0.9%
     Burlington, Pollution Control
       Revenue, Kansas City Power &
       Light Ser 1985-A TECP
       3.550%, 02/02/96 (C)          1,500      1,500
                                             --------
   Kentucky -- 1.2%
     Jefferson County, Pollution
       Control Revenue, Louisville
       Gas & Electric Project Ser
       1993-A TECP
       3.850%, 01/08/96              2,000      2,000
                                             --------
   Maine -- 0.7%
     State GO
       6.000%, 04/15/96              1,185      1,193
                                             --------
   Maryland -- 1.5%
     Montgomery County, BAN
       Ser 95 TECP
       3.700%, 01/11/96              2,500      2,500
                                             --------
   Minnesota -- 7.1%
     Becker, Pollution Control
       Revenue, Northern States
       Power Company
       Ser 1993-B TECP
       3.800%, 01/09/96              4,000      4,000
     University of Minnesota,
       Ser A TECP
       3.850%, 01/22/96              8,075      8,075
                                             --------
                                               12,075
                                             --------

                                    Face
Description                     Amount (000) Value (000)
========================================================
   Mississippi -- 3.5%
     Clairborne County, Pollution
       Control Revenue, Southern
       Mississippi Electric Power
       Association TECP
       3.550%, 01/17/96            $ 5,000   $  5,000
     Hinds County, Urban Renewal,
       Physicians Office Building
       Group VRDN (A) (C)
       5.300%, 01/05/96                965        965
                                             --------
                                                5,965
                                             --------
   Montana -- 2.3%
     State TAN
       4.500%, 06/30/96              4,000      4,016
                                             --------
   Nebraska -- 4.4%
     Omaha, Public Power District
       TECP
       3.800%, 01/10/96              1,610      1,610
       3.700%, 02/12/96              5,850      5,850
                                             --------
                                                7,460
                                             --------
   New York -- 5.8%
     New York City GO Ser B VRDN
       5.000%, 01/02/96 (A)(B)       3,000      3,000
     New York City Ser A TAN
       4.500%, 02/15/96              3,000      3,003
     New York City Ser B RAN
       4.750%, 06/28/96 (FGIC)       4,000      4,015
                                             --------
                                               10,018
                                             --------
   Ohio -- 3.7%
     Toledo-Lucas County, Port
       Authority Revenue, CSX
       Transportation Project TECP
       3.650%, 01/03/96              6,400      6,400
                                             --------
   Pennsylvania -- 1.6%
     State TAN
       4.500%, 06/28/96              2,800      2,810
                                             --------
   Rhode Island -- 0.7%
     State TAN
       4.500%, 06/28/96 (C)          1,250      1,254
                                             --------

                                       DECEMBER 31, 1995

Statement of Net Assets (LOGO)

                                    Face
Description                     Amount (000) Value (000)
========================================================
   South Carolina -- 2.9%
     York County, Pollution Control
       Revenue, North Carolina
       Electric Power Ser N-5
       3.750%, 03/15/96 (C)        $ 4,000   $  4,000
     York County, Pollution Control
       Revenue, Saluda River
       Project
       3.800%, 02/16/96 (A)          1,000      1,000
                                             --------
                                                5,000
                                             --------
   Texas -- 10.4%
     Board of Regents of The
       University of Texas, Revenue
       Financing System Ser A TECP
       3.850%, 01/18/96              1,600      1,600
       3.900%, 01/10/96              1,425      1,425
     Dallas County, Refunding
       Ser A GO
       3.700%, 08/15/96              1,650      1,649
     Harris County TAN
       4.250%, 02/28/96              1,900      1,902
     Houston Texas Independent School
       District TRAN
       4.500%, 08/29/96              2,120      2,128
     State Ser A TRAN
       4.750%, 08/30/96              8,000      8,040
     Texas Higher Education Authority
       SER B VRDN (FGIC)
       5.150%, 01/05/96 (A)          1,095      1,095
                                             --------
                                               17,839
                                             --------
   Vermont -- 2.3%
     State GO TECP
       3.600%, 02/21/96              4,000      4,000
                                             --------

                                    Face
Description                     Amount (000) Value (000)
========================================================
   Virginia -- 5.3%
     Commonwealth of Virginia TECP
       3.400%, 02/01/96            $ 6,000   $  6,000
     Peninsula Ports Authority,
       Coal Terminal RB, Dominion |
       Terminal Associates
       Project TECP
       3.450%, 01/31/96 (C)          3,000      3,000
                                             --------
                                                9,000
                                             --------
   Washington -- 1.1%
     State GO
       6.750%, 07/01/96              1,775      1,800
                                             --------
   Wisconsin -- 0.9%
     Milwaukee, Revenue School Order
       Note Ser B
       4.750%, 08/22/96              1,500      1,509
                                             --------
   Wyoming -- 5.0%
     Gillette-Campbell County, Pollution
       Control Revenue, Pacificorp
       Project Ser 1988 TECP
       3.450%, 01/16/96              8,500      8,500
                                             --------
Total Municipal Bonds
   (Cost $158,462,000)                        158,462
                                             --------

Cash Equivalents -- 7.0%
     Dreyfus Tax Exempt
       Cash Management Fund
       4.430%, 01/08/96              7,560      7,560
     SEI Tax Exempt Trust
       Institutional Tax Free
       Portfolio
       4.200%, 01/08/96              4,487      4,487
                                             --------
Total Cash Equivalents
   (Cost $12,047,000)                          12,047
                                             --------
Total Investments -- 99.6%
   (Cost $170,509,000)                        170,509
                                             --------
Other Assets and Liabilities -- 0.4%
   Other Assets and Liabilities, Net              680
                                             --------

Statement of Net Assets


Description                                  Value (000)
========================================================
Net Assets:
Portfolio shares of the Trust Class
   (unlimited authorization -- no par value)
   based on 167,955,931 outstanding shares
   of beneficial interest $ 167,956
Portfolio shares of the Investor Class
   (unlimited authorization -- no par value)
   based on 3,243,788 outstanding shares of
   beneficial interest                          3,244
Accumulated net realized loss on investments      (11)
                                             --------
Total Net Assets-- 100.0%                    $171,189
                                             ========
Net Asset Value, Offering, and Redemption
   Price Per Share -- Trust Class               $1.00
                                             ========
Net Asset Value, Offering, and Redemption
   Price Per Share -- Investor Class            $1.00
                                             ========

--------------------------------------------------------------------------------
(A) Variable rate instrument. The rate reflected on the Statement of Net Assets is the rate in effect on December 31, 1995.
(B) Put and demand features exist requiring the issuer to repurchase the instrument prior to maturity. The maturity date shown is the earlier of the put date or the maturity date.
(C) Securities are held in connection with a letter of credit or other credit support.

BAN -- Bond Anticipation Note
GO -- General Obligation
RAN -- Revenue Anticipation Note
RB -- Revenue Bond
Ser -- Series
TAN -- Tax Anticipation Note
TECP -- Tax Exempt Commercial Paper
TRAN -- Tax and Revenue Anticipation Note
VRDN -- Variable Rate Demand Note

The following organization has provided underlying credit support for certain securities as defined in the Statement of Net Assets. FGIC -- Federal Guaranty Insurance Corporation

The accompanying notes are an integral part of the financial statements.

                                                               DECEMBER 31, 1995

Statement of Net Assets                                                   (LOGO)

FIXED INCOME FUND


                                 [CHART OMITTED]

A pie chart depicting the percent of total portfolio investments for the following investment classifications:

Fixed Income Fund

U.S. Government Agency Obligations                    1%
Repurchase Agreements                                 1%
U.S. Treasury Obligations                            44%
U.S. Government Agency Mortgage-Backed Obligations   20%
Asset-Backed Securities                              17%
Corporate Obligations                                17%

% of Total Portfolio Investments

                                    Face
Description                     Amount (000) Value (000)
========================================================
U.S. Treasury Obligations -- 44.0%
   U.S. Treasury Bond
     10.750%, 08/15/05             $14,970  $  20,578
     7.250%, 05/15/16                8,750      9,986
   U.S. Treasury Notes
     6.375%, 06/30/97                8,000      8,135
     5.875%, 03/31/99               13,010     13,241
     7.500%, 11/15/01                3,200      3,527
                                             --------
Total U.S. Treasury Obligations
   (Cost $51,898,000)                          55,467
                                             --------
U.S. Government Agency Mortgage-Backed
   Obligations -- 19.7%
   FHLMC
     6.000%, 03/15/08                1,805      1,794
     6.900%, 04/25/20                1,000      1,026
     6.500%, 03/01/24                3,752      3,713
     7.000%, 06/01/24                3,107      3,136
     7.500%, 06/01/24                3,558      3,651
   FNMA
     6.500%, 03/01/01                1,565      1,583
     8.000%, 04/01/10                1,663      1,723
     9.050%, 12/25/18                  943      1,005
     6.500%, 10/01/23                2,034      2,012

                                    Face
Description                     Amount (000) Value (000)
========================================================
   GNMA
     8.500%, 07/15/01               $   78    $    82
     8.500%, 11/15/01                   60         63
     8.500%, 07/15/02                   18         18
     8.500%, 06/15/03                  129        136
     9.500%, 11/15/16                  643        690
     10.000%, 07/15/18                 222        244
     9.500%, 07/15/18                  113        122
     10.000%, 12/15/18                  34         37
     9.000%, 03/15/19                  157        166
     9.000%, 09/15/19                   95        101
     9.000%, 02/15/20                  253        268
     9.500%, 05/15/20                    9         10
     8.000%, 06/15/23                  928        967
     8.000%, 08/15/24                1,972      2,055
     9.500%, 01/15/25                  284        305
                                             --------
Total U.S. Agency Government Mortgage-Backed
   Obligations
   (Cost $23,530,000)                          24,907
                                             --------
Asset-Backed Securities -- 16.6%
   American Express Master Trust
     7.850%, 08/15/05                1,940      2,153
   Banc One Credit Card Master
     Trust
     6.150%, 07/15/02                2,150      2,182
   Discover Card Trust
     6.800%, 06/16/00                1,655      1,701
   First Chicago Master
     Trust II (A)
     6.050%, 01/15/99                2,150      2,151
   MBNA America Credit Card
     Trust (A)
     6.190%, 12/15/00                2,465      2,471
   NationsBank Credit Card Master
     Trust
     4.750%, 09/15/98                3,185      3,163
   SPNB Home Equity Loans
     7.850%, 05/15/98                   18         18
   Standard Credit Card Master
     Trust
     8.500%, 08/07/97                2,210      2,236
   The Money Store Home Equity
     Trust
     5.750%, 10/15/22                2,431      2,376
     6.650%, 01/15/16                2,520      2,553
                                             --------
Total Asset-Backed Securities
   (Cost $20,774,000)                          21,004
                                             --------

Statement of Net Assets

                                    Face       Market
Description                     Amount (000) Value (000)
========================================================
Corporate Obligations -- 17.0%
   Auburn Hills Trust
     12.000%, 05/01/20              $  710   $  1,115
   ANZ Banking Group
     6.250%, 02/01/04                2,370      2,364
   Citicorp
     8.630%, 12/01/02                2,275      2,591
   CNA Financial
     8.880%, 03/01/98                1,005      1,069
   Italy Global Bond
     6.000%, 09/27/03                1,200      1,189
   Kansallis-Osake-Pankki
     10.000%, 05/01/02                 890      1,061
   Korea Electric Power
     7.750%, 04/01/13                1,225      1,305
   L.M. Ericsson Telephone
     7.750%, 04/16/97                2,105      2,160
   Lehman Brothers Holding
     5.750%, 02/15/98                2,080      2,072
   Lincoln National
     7.250%, 05/15/05                1,780      1,889
   MBIA
     9.380%, 02/15/11                  905      1,144
   Salomon Brothers
     7.430%, 06/24/99                1,685      1,725
     7.130%, 08/01/99                  670        680
   Quebec Province
     7.500%, 07/15/23                1,135      1,195
                                             --------
Total Corporate Obligations
   (Cost $20,964,000)                          21,559
                                             --------

U.S. Government Agency Obligations -- 0.9%
   FHLB
     7.260%, 09/06/01                1,025      1,103
                                             --------
Total U.S. Government Agency Obligations
   (Cost $1,023,000)                            1,103
                                             --------

                                    Face       Market
Description                     Amount (000) Value (000)
========================================================
Repurchase Agreement -- 0.6%
Lehman Brothers
   5.90%, dated 12/29/95, matures
   01/02/96, repurchase price
   $687,000 (collateralized by
   U.S. Treasury Note, par value
   $705,000, 5.125%, 11/30/98,
   market value: $705,000)          $  686   $    686
                                             --------
Total Repurchase Agreement
   (Cost $686,000)                                686
                                             --------
Total Investments -- 98.8%
   (Cost $118,875,000)                        124,726
                                             --------
Other Assets and Liabilities -- 1.2%
   Other Assets and Liabilities, Net            1,483
                                             --------
NET ASSETS:
Portfolio shares of the Trust Class
   (unlimited authorization -- no
   par value) based on 12,165,991
   outstanding shares of beneficial
   interest                                   123,915
Portfolio shares of the Investor Class
   (unlimited authorization -- no par
   value) based on 62,467 outstanding
   shares of beneficial interest                  640
Undistributed net investment income                 1
Accumulated net realized loss on investments   (4,198)
Net unrealized appreciation on investments      5,851
                                             --------
Total Net Assets-- 100.0%                    $126,209
                                             ========
Net Asset Value, Offering, and Redemption
   Price Per Share -- Trust Class              $10.32
                                             ========
Net Asset Value, and Redemption
   Price Per Share-- Investor Class            $10.35
                                             ========
Maximum Offering Price Per Share -- Investor
   Class ($10.35 / 95.5%)                      $10.84
                                             ========

--------------------------------------------------------------------------------
(A) Variable rate instrument. The rate reflected on the Statement of Net Assets is the rate in effect on December 31, 1995.
    FHLB -- Federal Home Loan Bank
    FHLMC -- Federal Home Loan Mortgage Corporation
    FNMA -- Federal National
    Mortgage Association
    GNMA -- Government National Mortgage Association

The accompanying notes are an integral part of the financial statements.

                                                               DECEMBER 31, 1995

Statement of Net Assets                                                   (LOGO)


INTERMEDIATE GOVERNMENT FIXED INCOME FUND


                                [GRAPHIC OMITTED]



A pie chart depicting the percent of total portfolio investments for the following investment classifications:

Intermediate Government Fixed Income Fund

U.S. Government Agency Obligations                  53%
Repurchase Agreements                                1%
U.S. Treasury Obligations                           42%
U.S. Government Agency Mortgage-Backed Obligations   4%

% of Total Portfolio Investments

                                    Face       Market
Description                     Amount (000) Value (000)
========================================================
U.S. Government Agency Obligations -- 52.9%
   FFCB
     6.640%, 05/18/98              $ 2,000      2,007
     8.650%, 10/01/99                1,650      1,828
   FHLB
     6.530%, 07/11/97                2,500      2,544
     5.190%, 09/30/98                5,000      4,972
     6.170%, 03/08/01                1,500      1,539
     5.770%, 02/03/04                1,100      1,098
     6.290%, 06/09/05                1,000      1,031
   FHLMC
     6.780%, 08/18/05                1,500      1,598
     6.430%, 09/19/05                4,000      4,168
   Financial Assistance
     9.380%, 07/21/03                4,000      4,875
   FNMA
     8.800%, 07/25/97                2,065      2,170
     5.650%, 10/20/97                5,025      5,055
     8.450%, 07/12/99                5,000      5,459

                                    Face       Market
Description                     Amount (000) Value (000)
========================================================
   IBRD
     8.750%, 03/01/97              $ 2,000   $  2,077
                                             --------
Total U.S. Government Agency Obligations
   (Cost $39,789,000)                          40,421
                                             --------
U.S. Treasury Obligations -- 41.2%
   U.S. Treasury Notes
     6.380%, 06/30/97                9,250      9,405
     5.750%, 09/30/97                5,000      5,045
8.880%, 02/15/99                     4,500      4,961
     6.250%, 05/31/00                5,000      5,169
   U.S. Treasury Bond
     11.880%, 11/15/03               1,000      1,398
     10.750%, 08/15/05               4,000      5,499
                                             --------
Total U.S. Treasury Obligations
   (Cost $31,178,000)                          31,477
                                             --------
U.S. Government Agency Mortgage-Backed
   Obligations -- 4.3%
   FHLMC CMO
     7.250%, 02/15/19                2,330      2,341
   GNMA
     9.500%, 11/15/16                  108        116
   Veterans Affairs
     7.750%, 02/15/97                  804        810
                                             --------
Total U.S. Government Agency Mortgage-Backed
   Obligations
   (Cost $3,269,000)                            3,267
                                             --------
Repurchase Agreement -- 0.8%
JP Morgan
   5.83%, dated 12/29/95, matures
   01/02/96, repurchase price
   $661,000 (collateralized by
   GNMA ARM, par value $725,000,
   6.00%, 03/20/24, market
   value: $676,000)                    661        661
                                             --------
Total Repurchase Agreements
   (Cost $661,000)                                661
                                             --------
Total Investments -- 99.2%
   (Cost $74,897,000)                          75,826
                                             --------
Other Assets and Liabilities -- 0.8%
   Other Assets and Liabilities, Net              586
                                             --------

Statement of Net Assets


Description                                  Value (000)
========================================================
Net Assets:
Portfolio shares of the Trust Class
   (unlimited authorization -- no par
   value) based on 7,304,680 outstanding
   shares of beneficial interest              $75,173
Portfolio shares of the Investor Class
   (unlimited authorization -- no par value)
   based on 293,228 outstanding shares of
   beneficial interest                          2,763
Distributions in excess of net investment
   income                                          (3)
Accumulated net realized loss on investments   (2,450)
Net unrealized appreciation on investments        929
                                              -------
Total Net Assets-- 100.0%                     $76,412
                                              =======
Net Asset Value, Offering, and Redemption
   Price Per Share -- Trust Class              $10.06
                                              =======
Net Asset Value and Redemption Price
   Per Share -- Investor Class                 $10.05
                                              =======
Maximum Offering Price Per Share -- Investor
   Class ($10.05 / 95.5%)                      $10.52
                                              =======

--------------------------------------------------------------------------------
ARM -- Adjustable Rate Mortgage
CMO -- Collaterallized Mortgage Obligation
FFCB-- Federal Farm Credit Bank
FHLB -- Federal Home Loan Bank
FHLMC -- Federal Home Loan Mortgage Corporation
FNMA -- Federal National Mortgage Association
GNMA --Government National Mortgage Association
IBRD -- International Bank of Reconstruction and Development

The accompanying notes are an integral part of the financial statements.

                                                               DECEMBER 31, 1995

Statement of Net Assets                                                   (LOGO)

TAX-EXEMPT FIXED INCOME FUND

                                [GRAPHIC OMITTED]

A pie chart depicting the percent of total portfolio investments for the following investment classifications:

Tax-Exempt Fixed Income Fund

Municipal Bonds   93%
Cash Equivalents  7%

% of Total Portfolio Investments


                                    Face       Market
Description                     Amount (000) Value (000)
========================================================
Municipal Bonds -- 91.6%
   Arkansas -- 2.1%
     Jefferson County, Pollution
       Control Revenue, Arkansas
       Power & Light Company GO
       (AMBAC)
       6.300%, 06/01/18            $ 1,000   $  1,089
                                             --------
   Florida -- 2.9%
     State Department of
       Transportation GO
       5.800%, 07/01/21              1,450      1,483
                                             --------
   Illinois -- 13.0%
     Development Finance Authority,
       Catholic Charities Housing
       Development RB
       5.500%, 01/01/05              3,000      3,015
     Development Finance Authority,
       School District #U-46
       Project RB
       5.800%, 01/01/11(A)           2,000      2,103
     State GO (FGIC)
       5.750%, 07/01/20              1,500      1,524
                                             --------
                                                6,642
                                             --------

                                    Face       Market
Description                     Amount (000) Value (000)
========================================================
   Kentucky -- 4.0%
     State Turnpike Authority of
       Economic Development RB
       (AMBAC)
       5.630%, 07/01/15            $ 2,000   $  2,045
                                             --------
   Lousiana -- 3.0%
     East Baton Rouge Parish,
       Sales & Use Tax RB (FGIC)
       5.900%, 02/01/20              1,500      1,560
                                             --------
   Michigan -- 2.3%
     Marysville, Public School
       District GO (MBIA)
       5.750%, 05/01/19              1,175      1,200
                                             --------
   Mississippi -- 10.4%
     Harrison County, Wastewater
       Treatment Facilities RB
       (FGIC)
       5.880%, 02/01/25              2,500      2,581
     State Hospital Equipment &
       Facilities Authority, Baptist
       Medical Center RB (MBIA)
       6.500%, 05/01/10              2,500      2,760
                                             --------
                                                5,341
                                             --------
   Missouri -- 4.5%
     State Health & Educational
       Facilities Authority, BJC
       Health Systems Project
       Ser A RB
       6.750%, 05/15/10              2,000      2,285
                                             --------
   Nevada -- 4.1%
     Clark County, Refunding &
       Transit Improvement RB (MBIA)
       6.200%, 06/01/19              2,000      2,095
                                             --------
   New York -- 8.8%
     Battery Park City Authority
     Ser A RB
       5.000%, 11/01/08              2,500      2,419
     State Highway & Bridge
       Improvement Fund RB (MBIA)
       5.600%, 04/01/10              2,000      2,070
                                             --------
                                                4,489
                                             --------
   Oklahoma -- 2.0%
     Tulsa, Industrial Authority
       Hospital, St. Johns Medical
       Center Project RB
       6.250%, 02/15/17              1,000      1,041
                                             --------

Statement of Net Assets

                                    Face       Market
Description                     Amount (000) Value (000)
========================================================
   Pennsylvania -- 7.0%
     Philadelphia Water &
       Wastewater RB (MBIA)
       5.750%, 06/15/13            $ 2,000   $  2,052
     Pittsburgh Water & Sewer
       Authority RB (FGIC)
       5.600%, 09/01/22              1,500      1,511
                                             --------
                                                3,563
                                             --------
   Tennessee -- 2.7%
     Shelby County GO
       5.600%, 04/01/10              1,350      1,394
                                             --------
   Texas -- 14.4%
     Lower Colorado River Authority
       RB (MBIA)
       5.250%, 01/01/15              2,000      1,977
     San Antonio, Electric & Gas
       Company Refunding RB
       5.000%, 02/01/12              2,250      2,219
     Victoria County Hospital
     RB (AMBAC)
       6.250%, 01/01/16              1,000      1,059
     Wylie Independent School
       District GO
       7.000%, 08/15/24              1,800      2,104
                                             --------
                                                7,359
                                             --------
   Virginia -- 8.3%
     Virginia Beach GO
       5.300%, 07/15/07              1,000      1,032
     State Housing Development
       Authority Ser H RB
       6.450%, 01/01/12              3,000      3,202
                                             --------
                                                4,234
                                             --------
   Washington -- 2.1%
     State Public Power Supply
       System, Nuclear Project #1
       Refinancing RB
       7.000%, 07/01/04              1,000      1,089
                                             --------
   Total Municipal Bonds
     (Cost $44,587,000)                        46,909
                                             --------

                                               Market
Description                         Shares   Value (000)
========================================================
Cash Equivalents -- 7.1%
     SEI Tax Exempt Trust
       Institutional Tax Free
       Portfolio
       4.200%, 01/08/96            $ 1,671   $  1,671
     Dreyfus Tax Exempt Cash
       Management Fund
       4.430%, 01/08/96              1,952      1,952
                                             --------
Total Cash Equivalents
   (Cost $3,623,000)                            3,623
                                             --------
Total Investments -- 98.7%
   (Cost $48,210,000)                          50,532
                                             --------
Other Assets and Liabilities -- 1.3%
   Other Assets and Liabilities, Net              678
                                             --------
NET ASSETS:
Portfolio shares of the Trust Class
   (unlimited authorization -- no par value)
   based on 4,909,030 outstanding shares of
   beneficial interest                         50,305
Portfolio shares of the Investor Class
   (unlimited authorization -- no par value)
   based on 111,130 outstanding shares of
   beneficial interest                          1,109
Distributions in excess of net investment
   income                                          (1)
Accumulated net realized loss on investments   (2,525)
Net unrealized appreciation on investments      2,322
                                              -------
Total Net Assets-- 100.0%                     $51,210
                                              =======
Net Asset Value, Offering, and Redemption
   Price Per Share -- Trust Class              $10.20
                                              =======
Net Asset Value and Redemption Price
   Per Share -- Investor Class                 $10.18
                                              =======
Maximum Offering Price Per Share -- Investor
   Class ($10.18 / 95.5%)                      $10.66
                                              =======

--------------------------------------------------------------------------------
(A) Securities are held in connection with a letter of credit or other credit support.

    GO -- General Obligation
    RB -- Revenue Bond
    Ser -- Series

The following organizations have provided underlying credit support for certain securities as defined in the Statement of Net Assets:

    AMBAC -- American Municipal Bond Assurance Company
    FGIC -- Federal Guaranty Insurance Corporation
    MBIA -- Municipal Bond Insurance Association

The accompanying notes are an integral part of the financial statements.

                                                               DECEMBER 31, 1995

Schedule of Investments                                                   (LOGO)

GLOBAL FIXED INCOME FUND


                                [GRAPHIC OMITTED]



A pie chart depicting the percent of total portfolio investments for the following investment classifications:

Global Fixed Income Fund

Germany           19%
Italy              5%
Japan             16%
Spain             11%
Sweden             5%
United Kingdom    13%
Other              9%
Denmark            5%
Canada             5%
France            12%

% of Total Portfolio Investments

                                  Face         Market
Description                  Amount (000)(1) Value (000)
========================================================
Foreign Bonds -- 84.9%
   Australia -- 3.3%
     Australian Government
       10.000%, 10/15/07               700    $    587
                                              --------
   Canada -- 4.7%
     Government of Canada
       8.750%, 12/01/05              1,000         818
                                              --------
   Denmark -- 4.6%
     Kingdom of Denmark
       7.000%, 12/15/04              4,500         808
                                              --------
   European Currency Unit -- 4.0%
     Credit Foncier
       8.375%, 03/17/04                530         700
                                              --------
   France -- 10.0%
     BTAN French Treasury Bill
       4.500%, 05/12/96              4,300         878
     Societe Nationale des Chemin
       8.875%, 08/11/23              3,800         876
                                              --------
                                                 1,754
                                              --------

                                  Face         Market
Description                  Amount (000)(1) Value (000)
========================================================
   Germany -- 16.5%
     Federal Republic of Germany
       8.375%, 05/21/01              2,000    $  1,599
       6.250%, 01/04/24              2,000       1,300
                                              --------
                                                 2,899
                                              --------
   Italy -- 4.1%
     Republic of Italy
       8.500%, 04/01/99          1,200,000         726
                                              --------
   Japan -- 13.5%
     Austrian Republic Bond
       4.500%, 09/28/05             70,000         755
     Export-Import Bank
       2.875%, 07/28/05             40,000         379
     Government of Japan
       4.200%, 09/21/15             45,000         475
     World Bank
       4.500%, 06/20/00             70,000         754
                                              --------
                                                 2,363
                                              --------
   Spain -- 9.0%
     Kingdom of Spain
       7.400%, 07/30/99            100,000         780
       8.300%, 12/15/98            100,000         807
                                              --------
                                                 1,587
                                              --------
   Sweden -- 4.4%
     Kingdom of Sweden
       10.750%, 01/23/97             5,000         773
                                              --------
   United Kingdom -- 10.8%
     United Kingdom Treasury
       6.750%, 11/26/04                750       1,115
       7.000%, 11/06/01                500         777
                                              --------
                                                 1,892
                                              --------
Total Foreign Bonds
   (Cost $13,959,000)                           14,907
                                              --------
Total Investments -- 84.9% of Net Assets
   (Cost $13,959,000)                         $ 14,907
                                              ========

--------------------------------------------------------------------------------
(1) In local currency.

The accompanying notes are an integral part of the financial statements.

Schedule of Investments

BALANCED FUND


                                [GRAPHIC OMITTED]



A pie chart depicting the percent of total portfolio investments for the following investment classifications:

Balanced Fund

Fixed Income Securities    30%
Cash equivalents            1%
Domestic Common Stocks     51%
Foreign Common Stocks      18%

% of Total Portfolio Investments


                                               Market
Description                         Shares   Value (000)
========================================================
Domestic Common Stock -- 47.0%
   Basic Industry -- 4.6%
     Avery Dennison                  9,400    $   471
     E.I. DuPont de Nemours          3,200        224
     Phelps Dodge                    5,300        330
     PPG Industries                  9,700        444
     USX-U.S. Steel Group            6,400        197
     Weyerhaeuser                    7,700        333
     Witco Chemical                 15,500        453
                                              -------
                                                2,452
                                              -------
   Capital Goods -- 3.6%
     Boeing                          2,400        188
     Browning-Ferris Industries      4,600        136
     General Electric                9,700        698
     Keystone International         12,900        258
     Minnesota Mining & Manufacturing 2,900       192
     National Service Industries    14,800        479
                                              -------
                                                1,951
                                              -------

                                               Market
Description                         Shares   Value (000)
========================================================
   Consumer Durables -- 2.1%
     Ford Motor                     17,700    $   513
     WD-40                           8,500        349
     Whirlpool                       4,700        250
                                              -------
                                                1,112
                                              -------
   Consumer Non-Durables -- 8.8%
     Bristol-Myers Squibb            5,200        447
     Clorox                          6,300        451
     Coca-Cola                       7,100        527
     Columbia/HCA Healthcare         4,000        203
     Flowers Industries             24,500        297
     H.J. Heinz                      1,000         33
     Johnson & Johnson               3,800        325
     Kimberly-Clark                  2,300        190
     Merck                           6,800        447
     Pepsico                         4,700        263
     Philip Morris                   5,900        534
     Procter & Gamble                4,000        332
     UST                            13,000        434
     VF                              5,000        264
                                              -------
                                                4,747
                                              -------
   Consumer Services -- 5.0%
     Deluxe                         16,900        490
     Dun & Bradstreet                6,800        440
     Fleming Companies              17,700        365
     Gannett                         3,200        196
     H & R Block                     5,600        227
     J.C. Penney                     5,600        267
     McDonald's                      4,700        212
     Wal-Mart Stores                14,300        320
     Walt Disney                     3,300        195
                                              -------
                                                2,712
                                              -------
   Energy -- 5.1%
     Burlington Resources            5,100        200
     Chevron                         9,800        515
     Consolidated Natural Gas       10,300        467
     Exxon                           7,100        569
     Halliburton                     3,800        192
     Mobil                           3,900        437
     Nicor                          13,800        380
                                              -------
                                                2,760
                                              -------

                                       DECEMBER 31, 1995

Schedule of Investments                            (LOGO)

                                               Market
Description                         Shares   Value (000)
========================================================
   Financial -- 7.0%
     American General               12,800     $  446
     Aon                             9,200        459
     Bankers Trust New York          6,700        445
     Boatmen's Bancshares            6,500        266
     First American Bank             5,700        253
     Hartford Steam Boiler
       Inspection & Insurance        8,900        445
     KeyCorp                        11,100        402
     Mellon Bank                     7,100        382
     Merry Land & Investment        10,700        253
     NationsBank                     6,400        445
                                               ------
                                                3,796
                                               ------
   Technology -- 4.2%
     AMP                             5,300        203
     Automatic Data Processing       2,700        200
     Hewlett Packard                 3,000        251
     Intel                           5,600        318
     IBM                             3,900        358
     Modern Controls                10,200        111
     Motorola                        3,900        222
     Raytheon                        4,100        194
     Texas Instruments               4,200        217
     Xerox                           1,400        192
                                               ------
                                                2,266
                                               ------
   Transportation -- 0.4%
     Norfolk Southern                2,400        191
                                               ------
   Utilities -- 6.2%
     A T & T                         9,600        622
     Ameritech                       7,600        448
     Bell Atlantic                   3,800        254
     Boston Edison                  15,300        451
     Central & South West           15,900        443
     GTE                            10,300        453
     US West                         5,100        182
     Utilicorp United               16,400        482
                                               ------
                                                3,335
                                               ------
Total Domestic Common Stock                    25,322
                                               ------

                                               Market
Description                         Shares   Value (000)
========================================================
Foreign Common Stock -- 16.4%
   Basic Industry -- 1.3%
     Akzo N V                        2,900    $   168
     Broken Hill ADR                 3,000        170
     Fletcher Challange Limited ADR  7,300        169
     PT Tri Polyta Indonesia ADR*    7,800        107
     Rhone-Poulenc S.A. ADR*         4,300         92
                                              -------
                                                  706
                                              -------
   Capital Goods -- 1.9%
     ASEA AB ADR                     1,800        174
     Empresas ICA S.A. ADR           4,900         50
     Hanson PLC ADR                 11,900        182
     Kubota ADR                        400         51
     Madeco S.A. ADR                 5,700        154
     Maderas y Sinteticos S.A. ADR   7,500        146
     Norsk Hydro A.S. ADR            4,200        176
     Pacific Dunlop ADR*            11,800        114
                                              -------
                                                1,047
                                              -------
   Consumer Durables -- 1.0%
     Daimler Benz ADR                4,300        219
     Nissan Motor ADR*              11,100        169
     Sony  ADR                       2,800        172
                                              -------
                                                  560
                                              -------
   Consumer Non-Durables -- 3.9%
     Bass PLC ADR                    7,900        176
     Buenos Aires Embotellado*       4,500         93
     Cadbury Schweppes PLC ADR       5,300        176
     Ciba-Geigy AG ADR*              3,900        172
     Fuji Photo Film ADR             2,900        169
     Hafslund Nycomed, Cl B ADR      5,000        131
     Kirin Brewery ADR               1,500        179
     Nestle SA ADR                   4,000        221
     Novo-Nordisk A/S ADR            5,100        174
     Panamerican Beverage, Cl A      4,000        128
     Roche Holdings Limited ADR*     2,700        214
     Unilever NV                     1,900        267
                                              -------
                                                2,100
                                              -------

Schedule of Investments

                                               Market
Description                         Shares   Value (000)
========================================================
   Consumer Services -- 1.5%
     Coles Myer Limited ADR          4,000      $  99
     Grupo Televisa S.A. ADR         5,300        119
     Ito Yokado   ADR                  900        222
     Koninklijke Ahold NV ADR*       4,100        169
     News Corporation ADR            8,400        180
                                              -------
                                                  789
                                              -------
   Energy -- 1.8%
     Elf Aquitaine ADR               4,900        180
     Repsol                          5,500        181
     Royal Dutch Petroleum  ADR      2,100        296
     Schlumberger                    2,400        166
     YPF Sociedad Anonima ADR        7,800        169
                                              -------
                                                  992
                                              -------
   Financial -- 1.2%
     Aegon N.V. ADR*                 3,800        167
     Dresdner Bank                   5,700        149
     National Australia Bank         3,000        136
     Tokio Marine & Fire Insurance   2,600        172
                                              -------
                                                  624
                                              -------
   Technology -- 2.1%
     Alcatel Alsthom ADR*            9,900        173
     Canon ADR                       1,900        174
     Hitachi  ADR                    2,100        211
     Kyocera  ADR                    1,100        164
     L.M. Ericsson Telephone ADR     8,800        172
     Matsushita Electric Industrial
       ADR 1,300                                  214
                                              -------
                                                1,108
                                              -------
   Transportation -- 0.4%
     Canadian Pacific               10,000        181
                                              -------
   Utilities -- 1.3%
     Cable & Wireless PLC ADR        8,100        171
     Enersis SA ADR                  3,000         86
     Hong Kong Telecom  ADR          8,100        144
     Telefonica de Espana ADR        4,300        180
     Telefonos de Mexico SA ADR      3,700        118
                                              -------
                                                  699
                                              -------
Total Foreign Common Stock                      8,806
                                              -------
Total Common Stock
   (Cost $29,128,000)                          34,128
                                              -------

                                    Face       Market
Description                     Amount (000) Value (000)
========================================================
U.S. Treasury Obligations -- 11.1%
   U.S. Treasury Bonds
     10.750%, 02/15/03              $  250    $   326
     10.750%, 08/15/05                 500        687
     7.250%, 05/15/16                2,250      2,568
   U.S. Treasury Notes
     6.380%, 06/30/97                1,200      1,220
     8.880%, 02/15/99                  450        496
     5.880%, 03/31/99                  250        255
     6.250%, 08/31/00                  400        414
                                              -------
Total U.S. Treasury Obligations
   (Cost $5,777,000)                            5,966
                                              -------
Corporate Obligations -- 4.3%
   ANZ Banking Group
     6.250%, 02/01/04                  165        165
   Citicorp
     8.630%, 12/01/02                  260        296
   CNA Financial
     8.880%, 03/01/98                  265        282
   Ford Motor Credit
     6.380%, 10/06/00                  350        355
   Italy Global Bond
     6.000%, 09/27/03                  200        198
   Kansallis-Osake
     10.000%, 05/01/02                 220        263
   Korea Electric Power Korella
     7.750%, 04/01/13                  200        213
   Lehman Brothers Holding
     5.750%, 02/15/98                  300        299
   Lincoln National
     7.250%, 05/15/05                  250        265
                                              -------
Total Corporate Obligations
   (Cost $2,301,000)                            2,336
                                              -------
U.S. Government Agency Obligations -- 7.6%
   FHLB
     6.530%, 09/02/97                  500        510
     7.260%, 09/06/01                  295        317
   FHLMC
     6.780%, 08/18/05                  850        905
     7.610%, 09/01/04                  200        206

 DECEMBER 31, 1995

Schedule of Investments (LOGO)

                                    Face       Market
Description                     Amount (000) Value (000)
========================================================
U.S. Government Agency Obligations (continued)
   FNMA
     5.940%, 01/29/98               $  500    $   502
     6.250%, 06/16/00                  500        513
     8.350%, 11/10/99                  300        329
     5.650%, 10/20/97                  100        101
   Private Export Funding
     5.750%, 04/30/98                  500        503
   Private Export Funding
     7.300%, 01/31/02                  200        216
                                              -------
Total U.S. Government Agency
   Obligations
   (Cost $3,955,000)                            4,102
                                              -------
Asset-Backed Securities -- 4.1%
   American Express Master Trust
     7.850%, 08/15/05                  300        333
   First Chicago Master Trust II
     6.050%, 01/15/99                1,000      1,000
   NationsBank Credit Card Master
     Trust
     4.750%, 09/15/98                  300        298
   The Money Store Home Equity
     Trust
     6.650%, 01/15/16                  325        329
     5.750%, 10/15/22                  250        245
                                              -------
Total Asset-Backed Securities
   (Cost $2,173,000)                            2,205
                                              -------
U.S. Government Agency Mortgage-Backed
   Obligations -- 0.4%
   FNMA REMIC
     9.050%, 12/25/18                   47         50
   GNMA
     8.000%, 08/15/25                  150        156
     9.500%, 05/15/20                   28         30
                                              -------
Total U.S. Government Agency
   Mortgage-Backed Obligations
   (Cost $232,000)                                236
                                              -------

                                    Face       Market
Description                     Amount (000) Value (000)
========================================================
Repurchase Agreement -- 0.3%
Lehman Brothers
   5.90%, dated 12/29/95, matures
   01/02/96, repurchase price
   $138,000 (collateralized by
   FHLMC STRIP, par value $490,000,
   0.00%, 02/01/24, market
   value: $141,000)                 $  137   $   137
                                             -------
Total Repurchase Agreement
   (Cost $137,000)                               137
                                             -------
Total Investments -- 91.2% of Net Assets
   (Cost $43,703,000)                        $49,110
                                             =======

--------------------------------------------------------------------------------
* Non-income producing security.
ADR -- American Depository Receipt
Cl -- Class
FHLB -- Federal Home Loan Bank
FHLMC -- Federal Home Loan Mortgage Corporation
FNMA -- Federal National Mortgage Association
GNMA -- Government National Mortgage Association
PLC -- Public Limited Company
REMIC -- Real Estate Mortgage Investment Credit
STRIP -- Separate Trading of Registered Interest and Principal of Securities. The accompanying notes are an integral part of the financial statements.

Statement of Net Assets

VALUE FUND

                                 [CHART OMITTED]

A pie chart depicting the percent of total portfolio investments for the following investment classifications:

Value Fund

Consumer Durables           4%
Consumer Non-Durables      18%
Consumer Services          10%
Energy                     11%
Financial                  15%
Technology                  9%
Transportation              1%
Utilities                  13%
Repurchase Agreements       2%
Basic Industry              9%
Capital Goods               8%

% of Total Portfolio Investments

                                               Market
Description                         Shares   Value (000)
========================================================
Common Stock -- 96.7%
   Basic Industry -- 9.4%
     Avery Dennison                 46,700   $  2,341
     E.I. DuPont de Nemours         16,300      1,139
     Phelps Dodge                   26,100      1,625
     PPG Industries                 50,600      2,315
     USX-U.S. Steel Group           31,500        968
     Weyerhaeuser                   38,400      1,661
     Witco Chemical                 81,600      2,387
                                             --------
                                               12,436
                                             --------
   Capital Goods -- 7.4%
     Boeing                         12,600        987
     Browning-Ferris Industries     22,500        664
     General Electric               48,200      3,470
     Keystone International         70,200      1,404
     Minnesota Mining &
       Manufacturing                15,300      1,014
     National Service Industries    71,500      2,315
                                             --------
                                                9,854
                                             --------

                                               Market
Description                         Shares   Value (000)
========================================================

   Consumer Durables  -- 4.3%
     Ford Motor                     93,300   $  2,706
     WD-40                          41,500      1,701
     Whirlpool                      23,900      1,273
                                             --------
                                                5,680
                                             --------
   Consumer Non-Durables -- 18.2%
     Bristol-Myers Squibb           28,300      2,430
     Clorox                         31,600      2,263
     Coca-Cola                      36,100      2,680
     Columbia/HCA Healthcare        19,600        995
     Flowers Industries            127,600      1,547
     H.J. Heinz                      4,800        159
     Johnson & Johnson              19,000      1,627
     Kimberly-Clark                 12,200      1,009
     Merck                          36,100      2,374
     Pepsico                        23,500      1,313
     Philip Morris                  29,200      2,643
     Procter & Gamble               20,300      1,685
     UST                            64,500      2,153
     VF                             25,200      1,329
                                             --------
                                               24,207
                                             --------
   Consumer Services -- 10.3%
     Deluxe                         87,300      2,532
     Dun & Bradstreet               35,500      2,298
     Fleming                        87,900      1,813
     Gannett                        16,400      1,006
     H & R Block                    28,000      1,134
     J.C. Penney                    27,800      1,324
     McDonald's                     22,400      1,011
     Wal-Mart Stores                71,900      1,609
     Walt Disney                    16,200        956
                                             --------
                                               13,683
                                             --------
   Energy -- 10.5%
     Burlington Resources           24,200        950
     Chevron                        47,500      2,494
     Consolidated Natural Gas       50,900      2,310
     Exxon                          35,900      2,876
     Halliburton                    19,700        997
     Mobil                          20,800      2,330
     Nicor                          71,900      1,977
                                             --------
                                               13,934
                                             --------

                                      DECEMBER 31, 1995

Statement of Net Assets                           (LOGO)

                                               Market
Description                         Shares   Value (000)
========================================================
   Financial -- 14.7%
     American General               67,700   $  2,361
     Aon                            45,600      2,274
     Bankers Trust New York         33,200      2,208
     Boatmen's Bancshares           32,300      1,320
     First of America Bank          30,800      1,367
     Hartford Steam Boiler
       Inspection & Insurance       46,500      2,325
     KeyCorp                        54,900      1,990
     Mellon Bank                    37,000      1,989
     Merry Land & Investment        55,500      1,311
     NationsBank                    32,800      2,284
                                             --------
                                               19,429
                                             --------
   Technology -- 8.4%
     AMP                            26,200      1,005
     Automatic Data Processing      13,300        988
     Hewlett Packard                15,000      1,256
     IBM                            18,700      1,716
     Intel                          26,500      1,504
     Modern Controls                50,300        547
     Motorola                       19,500      1,111
     Raytheon                       21,300      1,006
     Texas Instruments              20,600      1,066
     Xerox                           6,500        891
                                             --------
                                               11,090
                                             --------
   Transportation -- 0.7%
     Norfolk Southern               12,000        953
                                             --------
   Utitilites -- 12.8%
     A T & T                        47,000      3,043
     Ameritech                      38,600      2,278
     Bell Atlantic                  19,400      1,297
     Boston Edison                  80,200      2,366
     Central & South West           83,300      2,322
     GTE                            54,100      2,380
     US West                        25,000        894
     Utilicorp United               83,600      2,456
                                             --------
                                               17,036
                                             --------
Total Common Stock
   (Cost $111,959,000)                       $128,302
                                             --------

                                    Face       Market
Description                     Amount (000) Value (000)
========================================================
Repurchase Agreement -- 2.3%
Lehman Brothers
   5.90%, dated 12/29/95, matures
   01/02/96, repurchase price
   $3,100,000 (collateralized by
   U.S. Treasury Note, par value
   $3,165,000, 5.125%, 11/30/98,
   market value: $3,163,000)        $3,098   $  3,098
                                             --------
Total Repurchase Agreement
   (Cost $3,098,000)                            3,098
                                             --------
Total Investments -- 99.0%
   (Cost $115,057,000)                        131,400
                                             --------
Other Assets and Liabilities -- 1.0%
   Other Assets and Liabilities, Net            1,340
                                             --------
NET ASSETS:
Portfolio shares of the Trust Class
   (unlimited authorization -- no par
   value) based on 10,701,395 outstanding
   shares of beneficial interest              113,900
Portfolio shares of the Investor Class
   (unlimited authorization -- no par
   value) based on 121,902 outstanding
   shares of beneficial interest                1,297
Distribution in excess of net investment
   income                                          (1)
Accumulated net realized gain on investments    1,201
Net unrealized appreciation on investments     16,343
                                             --------
Total Net Assets-- 100.0%                    $132,740
                                             ========
Net Asset Value, Offering, and Redemption
   Price Per Share -- Trust Class              $12.26
                                             ========
Net Asset Value and Redemption Price
   Per Share -- Investor Class                 $12.28
                                             ========
Maximum Offering Price Per Share --
   Investor Class ($12.28 / 95.5%)             $12.86
                                             ========

The accompanying notes are an integral part of the financial statements.

Statement of Net Assets

GROWTH FUND

                                 [CHART OMITTED]

A pie chart depicting the percent of total portfolio investments for the following investment classifications:

Growth Fund

Repurchase Agreements      1%
Basic Industry             4%
capital Goods              8%
Consumer Non-Durables     17%
Consumer Services          7%
Energy                    11%
Financial                 22%
Technology                19%
Transportation             2%
Utilities                  9%

% of Total Portfolio Investments

                                               Market
Description                         Shares   Value (000)
========================================================
Common Stock -- 98.8%
   Basic Industry -- 3.9%
     Dow Chemical                   20,900   $  1,471
     Mead                           15,900        831
     Rayonier                       25,300        844
                                             --------
                                                3,146
                                             --------
   Capital Goods -- 7.9%
     Agco                           41,250      2,104
     Boeing                         28,400      2,226
     York International             44,000      2,068
                                             --------
                                                6,398
                                             --------
   Consumer Non-Durables -- 17.0%
     American Home Products         11,600      1,125
     Amgen*                         23,400      1,389
     Avon Products                  35,300      2,661
     Bristol-Myers Squibb           18,700      1,606
     Colgate-Palmolive              19,500      1,370
     H.J. Heinz                     54,000      1,789
     Philip Morris                  13,800      1,249
     U.S. Healthcare                56,100      2,608
                                             --------
                                               13,797
                                             --------

                                               Market
Description                         Shares   Value (000)
========================================================
   Consumer Services -- 7.4%
     Borders Group*                 98,300   $  1,819
     Carnival                       79,800      1,945
     CUC International*             47,100      1,607
     Intimate Brands*               40,000        600
                                             --------
                                                5,971
                                             --------
   Energy -- 11.0%
     Amoco                          26,300      1,890
     Atlantic Richfield             16,200      1,794
     Enron Oil & Gas                34,900        838
     Phillips Petroleum             65,700      2,242
     Texaco                         27,000      2,120
                                             --------
                                                8,884
                                             --------
   Financial -- 22.0%
     Advanta, Cl B                  33,300      1,211
     American General               47,500      1,657
     Household International        22,500      1,330
     KeyCorp                        43,100      1,562
     Lincoln National               25,800      1,387
     MBIA                           23,100      1,732
     MGIC Investment                18,300        993
     PMI Group                      40,000      1,810
     PNC Bank                       48,000      1,548
     Redwood Trust                  50,000        913
     St. Paul                       48,400      2,692
     Thornburg Mortgage Asset       60,200        948
                                             --------
                                               17,783
                                             --------
   Technology -- 18.6%
     Altera*                        29,800      1,483
     Cisco Systems*                 18,600      1,388
     FTP Software*                  41,100      1,192
     Hewlett Packard                17,800      1,491
     KLA Instruments*               31,400        818
     IBM                             8,700        798
     Information Resources*        101,700      1,258
     Intel                          32,600      1,850
     LSI Logic*                     36,200      1,186
     Microsoft*                     18,800      1,650
     Parametric Technology*         18,800      1,250
     Xilinx*                        23,000        701
                                             --------
                                               15,065
                                             --------

                                          DECEMBER 31, 1995

Statement of Net Assets  (LOGO)

                                Shares/Face    Market
Description                     Amount (000) Value (000)
========================================================
   Transportation -- 2.0%
     Illinois Central               41,500   $  1,593
                                             --------
   Utilities -- 9.0%
     Ameritech                      42,800      2,525
     PECO Energy                    70,600      2,127
     Western Resources              79,800      2,663
                                             --------
                                                7,315
                                             --------
Total Common Stock
   (Cost $69,992,000)                          79,952
                                             --------
Repurchase Agreement -- 1.1%
Lehman Brothers
   5.90%, dated 12/29/95, matures
   01/02/96, repurchase price
   $845,000 (collateralized by FHLMC
   STRIP, par value $2,215,000, 0.00%,
   11/01/22, market value: $863,000)  $844        844
                                             --------
Total Repurchase Agreement
   (Cost $844,000)                                844
                                             --------
Total Investments -- 99.9%
   (Cost $70,836,000)                          80,796
                                             --------
Other Assets and Liabilities -- 0.1%
   Other Assets and Liabilities, Net              101
                                             --------


Description                                  Value (000)
========================================================
Net Assets:
Portfolio shares of the Trust Class
   (unlimited authorization -- no par value)
   based on 6,738,588 outstanding shares of
   beneficial interest                       $ 67,282
Portfolio shares of the Investor Class
   (unlimited authorization -- no par value)
   based on 230,641 outstanding shares of
   beneficial interest                          2,439
Undistributed net investment income                 1
Accumulated net realized gain on investments    1,215
Net unrealized appreciation on investments      9,960
                                             --------
Total Net Assets-- 100.0%                    $ 80,897
                                             ========
Net Asset Value, Offering, and Redemption
   Price Per Share -- Trust Class              $11.61
                                             ========
Net Asset Value and Redemption Price
   Per Share -- Investor Class                 $11.62
                                             ========
Maximum Offering Price Per Share --
   Investor Class ($11.62 / 95.5%)             $12.17
                                             ========

--------------------------------------------------------------------------------
* Non-Income Producing Security
  FHLMC -- Federal Home Loan Mortgage Corporation
  STRIP -- Separate Trading of Registered Interest and Principal of Securities.

The accompanying notes are an integral part of the financial statements.

Statement of Net Assets

INTERNATIONAL EQUITY FUND


                                [GRAPHIC OMITTED]



A pie chart depicting the percent of total portfolio investments for the following investment classifications:

International Equity Fund

Japan            31%
United Kingdom   13%
France            8%
Germany           7%
Netherlands       6%
Switzerland       5%
Hong Kong         4%
Sweden            3%
Singapore         3%
Other            20%

% of Total Portfolio Investments

                                               Market
Description                         Shares   Value (000)
========================================================
Foreign Common Stocks -- 95.8%
   Argentina -- 0.5%
     YPF ADR                         20,000    $  433
                                               ------
   Australia -- 2.0%
     Broken Hill Proprietary         80,000     1,129
     CRA                             32,250       473
                                               ------
                                                1,602
                                               ------
   Austria -- 0.6%
     Creditanstalt Bankverein "PS"    1,500       215
     Vienna International Airport     4,500       299
                                               ------
                                                  514
                                               ------
   Belgium -- 0.8%
     Audiofina                        5,500       298
     Kredietbank                      1,200       329
                                               ------
                                                  627
                                               ------
   Brazil -- 1.1%
     Aracruz Celulose ADR            35,000       271
     Telebras ADR *                   7,500       356
     Usiminas ADR                    35,000       280
                                               ------
                                                  907
                                               ------

                                               Market
Description                         Shares   Value (000)
========================================================
   Chile -- 1.0%
     Endesa ADR                      18,000    $  409
     Telecom Chile ADR                4,500       373
                                               ------
                                                  782
                                               ------
   Denmark -- 1.2%
     Sophus Berendsen, Cl B           5,000       563
     Unidanmark, Cl A *               8,000       397
                                               ------
                                                  960
                                               ------
   Finland -- 0.9%
     Kymmene *                       10,000       265
     Nokia, Cl A *                   12,000       472
                                               ------
                                                  737
                                               ------
   France -- 7.7%
     Alcatel Alsthom                  5,798       501
     Carrefour                        1,000       607
     Cie Generale des Eaux            8,169       817
     Elf Aquitaine                   16,108     1,189
     Havas                            4,673       371
     L'Oreal                          2,800       751
     Rhone-Poulenc, Cl A             25,667       551
     Saint-Gobain                     5,114       567
     Sanofi *                         9,900       635
                                               ------
                                                5,989
                                               ------
   Germany -- 5.3%
     Allianz                            429       843
     Bayer                            3,000       797
     Bayerische Motoren Werke           850       439
     Beiersdorf                         750       516
     Deutsche Bank                   20,000       951
     Schering                        10,000       665
                                               ------
                                                4,211
                                               ------
   Hong Kong -- 4.3%
     China Light & Power             60,000       276
     Hong Kong Telecommunications   200,000       357
     HSBC Holdings                   62,373       944
     Hutchison Whampoa              110,000       670
     Sun Hung Kai Properties         85,600       700
     Swire Pacific, Cl A             58,000       450
                                               ------
                                                3,397
                                               ------

                                      DECEMBER 31, 1995

Statement of Net Assets                           (LOGO)


                                               Market
Description                         Shares   Value (000)
========================================================
   Indonesia -- 0.3%
     Multi Bintang                   16,000    $  225
                                               ------
   Italy -- 2.6%
     Assicurazioni Generali          25,000       606
     Parmalat Finanziaria *         400,000       348
     Rinascente                      69,815       423
     STET *                         230,000       652
                                               ------
                                                2,029
                                               ------
   Japan -- 30.4%
     Ajinomoto                       65,000       724
     Asahi Glass                     40,000       446
     Canon                           50,000       906
     East Japan Railway                 140       681
     Fanuc                           12,500       541
     Hitachi                         90,000       907
     Honda Motor                     60,000     1,238
     Ito Yokado                      17,000     1,048
     KAO                             60,000       744
     Kawasaki Steel                 175,000       610
     Kinki Nippon Tourist            32,000       226
     Kirin Brewery                   50,000       591
     Kyocera                         11,000       817
     Matsushita Electric Industrial  50,000       814
     Mitsubishi Bank                 40,000       942
     Mitsubishi Heavy Industries    150,000     1,196
     New Oji Paper                   70,000       633
     Nippon Oil                      70,000       440
     Nippon Telegraph & Telephone       122       987
     Nomura Securities               25,000       545
     Secom                           13,000       904
     Sekisui House                   70,000       895
     Shiseido                        45,000       536
     Sony                            22,000     1,319
     Sumitomo Bank                   41,000       870
     Takeda Chemical Industries      45,000       741
     Tokio Marine & Fire Insurance   90,000     1,177
     Tokyo Broadcasting System       28,000       461
     Tokyo Electric Power            13,100       350
     Toray Industries               125,000       824
     Toshiba                        110,000       862
                                               ------
                                               23,975
                                               ------

                                               Market
Description                         Shares   Value (000)
========================================================
   Malaysia -- 2.7%
     Genting                         40,000   $   334
     Malayan Banking                 55,000       464
     Sime Darby Malaysia            180,000       478
     Telekom Malaysia                60,000       468
     United Engineers-- F            65,000       415
                                              -------
                                                2,159
                                              -------
   Mexico -- 0.9%
     Panamerican Beverage ADR        12,500       400
     Telefonos de Mexico ADR         10,000       319
                                              -------
                                                  719
                                              -------
   Netherlands -- 5.4%
     Aegon                           19,377       859
     Ahold                           14,420       590
     Akzo                             4,000       464
     Heineken Holding, Cl A           4,125       677
     Phillips Electronics            11,000       398
     Unilever                         5,000       704
     Wolters Kluwer                   6,566       622
                                              -------
                                                4,314
                                              -------
   Norway -- 0.7%
     Saga Petroleum, Cl B            45,000       562
                                              -------
   Portugal -- 0.3%
     Jeronimo Martins & Filho         3,800       211
                                              -------
   Singapore -- 2.9%
     City Developments               65,000       473
     Jardine Matheson                50,663       347
     Keppel                          55,000       490
     Oversea-Chinese Banking-- F     40,500       507
     Singapore International
       Airlines-- F                  50,000       467
                                              -------
                                                2,284
                                              -------
   Spain -- 2.0%
     Banco Bilbao-Vizcaya            15,000       541
     Centros Comerciales Pryca       20,000       420
     Telefonica de Espana            47,000       651
                                              -------
                                                1,612
                                              -------

Statement of Net Assets

                                               Market
Description                         Shares   Value (000)
========================================================
   Sweden -- 2.9%
     Asea, Cl B                       9,000   $   877
     Astra, Cl A                     22,000       879
     Ericsson, Cl B                  27,500       539
                                              -------
                                                2,295
                                              -------
   Switzerland -- 4.8%
     Ciba-Geigy, Cl N                 1,000       881
     Holderbank, Cl I                   615       472
     Nestle, Cl N                       700       775
     Roche Holdings, Cl GS               90       713
     Schweizerische Bankgesellschaft,
       Cl I                             900       977
                                              -------
                                                3,818
                                              -------
   Thailand -- 2.1%
     Advanced Info Service-- F       20,000       354
     Bangkok Bank-- F                43,000       523
     Land and House-- F              25,000       411
     Siam Cement-- F                  7,000       388
                                              -------
                                                1,676
                                              -------
   United Kingdom -- 12.4%
     Barclays Bank                   76,236       875
     BAT Industries                  90,833       801
     British Airport Authority       60,553       456
     BOC Group                       41,336       578
     Cable & Wireless                81,819       585
     Cadbury Schweppes               66,748       552
     General Electric               144,425       796
     Marks & Spencer                 91,080       637
     Pearson                         80,816       783
     Prudential                     135,816       875
     Shell Transport & Trading       90,000     1,191
     SmithKline Beecham, Cl A        80,929       892
     Tate & Lyle                    106,606       781
                                              -------
                                                9,802
                                              -------
Total Foreign Common Stocks
   (Cost $65,269,000)                          75,840
                                              -------
Foreign Preferred Stocks -- 2.5%
   Australia -- 0.7%
     Newscorp                       120,000       561
                                              -------

                                               Market
Description                         Shares   Value (000)
========================================================
   Germany -- 1.8%
     Krones                             800   $   324
     RWE                              2,500       698
     Suedzucker                       1,000       404
                                              -------
                                                1,426
                                              -------
Total Foreign Preferred Stocks
   (Cost $1,960,000)                            1,987
                                              -------
Total Investments -- 98.3%
   (Cost $67,229,000)                          77,827
                                              -------
Other Assets and Liabilities -- 1.7%
   Other Assets and Liabilities, Net            1,378
                                              -------
Net Assets:
Portfolio shares of the Trust Class
   (unlimited authorization -- no
   par value) based on 5,325,237
   outstanding shares of beneficial
   interest                                    66,821
Portfolio shares of the Investor Class
   (unlimited authorization -- no par
   value) based on 116,130 outstanding
   shares of beneficial interest                1,493
Distributions in excess of net investment
   income                                         (12)
Accumulated net realized gain on investments      304
Net unrealized appreciation on foreign
   currency and translation of other assets
   and liabilities denominated in foreign
   currency                                         1
Net unrealized appreciation on investments     10,598
                                              -------
Total Net Assets-- 100.0%                     $79,205
                                              =======
Net Asset Value, Offering and Redemption
   Price Per Share -- Trust Class              $14.56
                                              =======
Net Asset Value and Redemption Price
   Per Share -- Investor Class                 $14.52
                                              =======
Maximum Offering Price Per Share --
   Investor Class ($14.52 / 95.5%)             $15.20
                                              =======

--------------------------------------------------------------------------------
* Non-Income Producing Security
  ADR -- American Depository Receipt
  Cl -- Class
  F -- Foreign Registry Shares

The accompanying notes are an integral part of the financial statements.

                                                               DECEMBER 31, 1995

Statement of Net Assets                                                   (LOGO)

SMALL CAP FUND

                                 [CHART OMITTED]

A pie chart depicting the percent of total portfolio investments for the following investment classifications:

Small Cap Fund

Repurchase Agreements      5%
Basic Industry             3%
Capital Goods             10%
Consumer Durables          2%
Consumer Non-Durables     19%
Consumer Services         13%
Energy                     6%
Financial                 17%
Technology                23%
Transportation             1%
Utilities                  1%

% of Total Portfolio Investments

                                               Market
Description                         Shares   Value (000)
========================================================
Common Stock -- 95.1%
   Basic Industry -- 3.2%
     Fastenal                        9,700    $   410
     Shorewood Packaging*           25,400        362
                                              -------
                                                  772
                                              -------
   Capital Goods -- 10.1%
     Agco                            7,900        403
     Gentex*                        16,300        359
     Juno Lighting                  21,900        350
     Kaydon                          8,900        270
     NN Ball and Roller             19,200        336
     OEA*                           13,100        391
     Wolverine Tube*                 9,700        364
                                              -------
                                                2,473
                                              -------
   Consumer Durables  -- 2.4%
     Sunbeam Oster                  21,900        334
     WD-40                           6,300        258
                                              -------
                                                  592
                                              -------

                                               Market
Description                         Shares   Value (000)
========================================================
   Consumer Non-Durables -- 19.1%
     American Medical Response*     15,900    $   517
     Fresenius*                     14,200        282
     Mid Atlantic Medical Services* 17,500        424
     Nautica Enterprises*           13,050        571
     Respironics*                   26,400        554
     Rotech Medical*                13,800        380
     Smithfield Foods*              16,400        521
     Sofamor/Danek Group*           21,500        610
     Sybron International*          12,600        299
     Watson Pharmaceuticals*        10,400        510
                                              -------
                                                4,668
                                              -------
   Consumer Services -- 12.6%
     Applebee's International       25,200        573
     Catalina Marketing*             8,000        502
     Express Scripts, Cl A*          7,600        388
     Grand Casinos*                 16,950        394
     Men's Wearhouse*               13,200        340
     National Education*            69,000        561
     Stop & Shop*                   14,100        326
                                              -------
                                                3,084
                                              -------
   Energy -- 5.8%
     Devon Energy                   17,000        433
     KN Energy                      10,500        306
     Pride Petroleum Services*      34,900        371
     Wicor                           9,300        300
                                              -------
                                                1,410
                                              -------
   Financial -- 17.1%
     Associated Bancorp              8,125        333
     Bell Bancorp*                   9,600        343
     California Federal Bank, Cl A* 23,000        362
     Felcor Suite Hotels             8,800        244
     Gainsco                        27,195        310
     Manufactured Home Communities  20,700        362
     Mark Twain Bancshares           7,900        306
     Mutual Risk Management         11,500        526
     National Re Holdings           16,100        612
     Quick & Reilly Group           13,725        281
     River Forest Bancorp           19,200        490
                                              -------
                                                4,169
                                              -------

Statement of Net Assets

                                Shares/Face    Market
Description                     Amount (000) Value (000)
========================================================
   Technology -- 22.5%
     Altera*                         8,800    $   438
     Aspect Telecommunications*     10,400        348
     FTP Software*                  17,500        508
     Hyperion Software*             17,600        374
     KLA Instruments*               15,100        394
     Lam Research*                   5,300        242
     Maxim Integrated Products*     17,400        670
     Progress Software*             22,000        825
     Sterling Software*             11,000        686
     Tencor Instruments*            13,100        319
     US Robotics*                    4,400        386
     Vicor*                         15,200        304
                                              -------
                                                5,494
                                              -------
   Transportation -- 1.1%
     Air Express International      11,100        255
                                              -------
   Utilities -- 1.2%
     Southern California Water      13,900        281
                                              -------
Total Common Stock
   (Cost $19,757,000)                          23,198
                                              -------

Repurchase Agreement -- 5.4%
Prudential Securities
   5.90%, dated 12/29/95, matures
   01/02/96, repurchase price
   $1,324,000 (collateralized by
   U.S. Treasury Note, par value
   $1,355,000, 5.125%, 11/30/98,
   market value: $1,354,000)        $1,324      1,324
                                              -------
Total Repurchase Agreements
   (Cost $1,324,000)                            1,324
                                              -------

                                               Market
Description                                  Value (000)
========================================================
Total Investments -- 100.5%
   (Cost $21,081,000)                         $24,522
                                              -------
Other Assets and Liabilities -- (0.5%)
   Other Assets and Liabilities, Net             (125)
                                              -------
Net Assets:
Portfolio shares of the Trust Class
   (unlimited authorization -- no par value)
   based on 1,914,355 outstanding shares of
   beneficial interest                         19,690
Portfolio shares of the Investor Class
   (unlimited
   authorization -- no par value) based on
   44,346 outstanding shares of beneficial
   interest                                       463
Undistributed net investment income                 1
Accumulated net realized gain on investments      802
Net unrealized appreciation on investments      3,441
                                              -------
Total Net Assets-- 100.0%                     $24,397
                                              =======
Net Asset Value, Offering, and Redemption
   Price Per Share -- Trust Class              $12.46
                                              =======
Net Asset Value and Redemption Price
   Per Share -- Investor Class                 $12.46
                                              =======
Maximum Offering Price Per Share -- Investor
   Class ($12.46 / 95.5%)                      $13.05
                                              =======

--------------------------------------------------------------------------------
* Non-Income Producing Security

Cl -- Class

The accompanying notes are an integral part of the financial statements.

                                                               DECEMBER 31, 1995

Schedule of Investments                                                   (LOGO)

ASIAN TIGERS FUND

                                 [CHART OMITTED]

A pie chart depicting the percent of total portfolio investments for the following investment classifications:

Asian Tigers Fund

Hong Kong         37%
Indonesia          4%
Malaysia          17%
Philippines        3%
Singapore         16%
South Korea        4%
Taiwan             3%
Thailand          16%

% of Total Portfolio Investments

                                               Market
Description                         Shares   Value (000)
========================================================
Foreign Common Stocks -- 93.1%
   Hong Kong -- 34.4%
     Cheung Kong Holdings           105,000     $ 640
     China Light & Power             82,000       378
     Citic Pacific                  122,000       417
     Hang Seng Bank                  48,000       430
     Henderson Land Development*     40,000       241
     Hong Kong & China Gas          153,600       247
     Hong Kong Telecommunications   417,600       745
     HSBC Holdings                   92,000     1,392
     Hutchison Whampoa              156,000       950
     Hysan Development              121,000       320
     Johnson Electric               109,000       195
     National Mutual Asia*          350,000       317
     New World Development           70,000       305
     Shangri-La Asia                236,000       289
     Sun Hung Kai Properties         82,000       671
     Swire Pacific, Cl A             66,000       512
     Television Broadcasts           18,000        64
     Wheelock                        52,000        89
                                              -------
                                                8,202
                                              -------

                                               Market
Description                         Shares   Value (000)
========================================================
   Indonesia -- 4.1%
     Bank Internasional
       Indonesia-- F                 62,000   $   206
     Hanjaya Mandala Sampoerna*      20,000       208
     Indofood-- F                    20,000        96
     Indonesian Satellite ADR         2,400        88
     Semen Gresik-- F*               55,000       154
     Telekomunikasi-- F*            180,000       236
                                              -------
                                                  988
                                              -------
   Malaysia -- 16.1%
     DCB Holdings*                   80,000       233
     Genting                         33,500       280
     Land and General*               65,000       141
     Malayan Banking                 60,000       506
     Malaysian International
       Shipping-- F                  92,000       241
     Public Bank-- F                109,000       209
     Resorts World                   70,000       375
     Sime Darby Malaysia            197,600       525
     Sime UEP Properties            145,000       228
     Telekom Malaysia                64,000       499
     Tenaga                          76,000       299
     United Engineers-- F            48,000       306
                                              -------
                                                3,842
                                              -------
   Philippines -- 2.4%
     Filinvest Land*                600,000       192
     Manila Electric*                28,000       229
     Philippine Long Distance
       Telephone ADR                  3,000       162
                                              -------
                                                  583
                                              -------
   Singapore -- 15.3%
     City Developments               87,600       638
     DBS Land                        90,000       304
     Development Bank of
       Singapore-- F                 26,000       324
     Fraser and Neave-- F            28,000       357
     Hong Kong Land                  77,000       142
     Jardine Matheson                14,000        96
     Keppel                          42,000       374
     Oversea-Chinese Banking-- F     63,000       789
     Singapore International
       Airlines-- F                  33,000       308
     Singapore Press-- F             18,400       325
                                              -------
                                                3,657
                                              -------

Schedule of Investments

                                               Market
Description                         Shares   Value (000)
========================================================
   South Korea -- 3.3%
     Korea Fund                      35,483   $   781
                                              -------
   Taiwan -- 2.4%
     Taiwan Fund                     27,500       564
                                              -------
   Thailand -- 15.1%
     Advanced Info Service-- F       30,000       527
     Bangkok Bank-- F                57,000       693
     Dhana Siam Finance &
       Securities-- F                59,000       337
     Industrial Finance of
       Thailand*                    110,000       374
     Italian-Thai Development*       30,000       307
     Land and House-- F              22,000       362
     PTT Exploration*                40,000       419
     Siam Cement-- F*                12,000       188
     Thai Farmers Bank-- F           39,000       393
                                              -------
                                                3,600
                                              -------
Total Foreign Common Stocks
   (Cost $20,236,000)                          22,217
                                              -------
Total Investments -- 93.1%, of Net Assets
   (Cost $20,236,000)                         $22,217
                                              =======

--------------------------------------------------------------------------------
* Non-Income Producing Security
  ADR -- American Depository Receipts
  Cl -- Class
  F -- Foreign Registry Shares


The accompanying notes are an integral part of the financial statements.

                                                               DECEMBER 31, 1995

                                      Notes

Statement of Assets and Liabilities (000)                                 (LOGO)

For the Year Ended December 31, 1995

                                                                               Global Fixed    Balanced     Asian
                                                                                Income Fund      Fund    Tigers Fund
====================================================================================================================
Assets:
    Investments at market value (Cost $13,959, $43,703 and
       $20,236, respectively)                                                      $ 14,907    $ 49,110    $ 22,217
    Cash and foreign currency                                                         3,765        --         1,879
    Receivable for investment securities sold                                          --         1,677        --
    Receivable for capital shares sold                                                   17       3,899          20
    Other assets                                                                        452         339          80
                                                                                   --------    --------    --------
    Total assets                                                                     19,141      55,025      24,196
                                                                                   --------    --------    --------
Liabilities:
    Distribution payable                                                              1,555         132         270
    Payable for capital shares repurchased                                             --         1,015        --
    Other liabilities                                                                    28          30          48
                                                                                   --------    --------    --------
    Total liabilities                                                                 1,583       1,177         318
                                                                                   --------    --------    --------
Net assets:
    Portfolio shares of the Trust Class (unlimited authorization -- no par value based on 1,647,908, 4,642,722 and 2,214,706 outstanding shares of beneficial
       interest, respectively                                                        16,640      43,855      21,404
    Portfolio shares of the Investor Class (unlimited
       authorization -- no par value) based on 11,864,
       367,470 and 70,215 outstanding shares of beneficial
       interest, respectively                                                           126       3,705         681
    Undistributed net investment income                                                 218        --          --
    Accumulated distributions in excess of net investment income                       --          --           (34)
    Accumulated net realized gain (loss) on investments                                (392)        883        (154)
    Accumulated net realized loss from foreign currency transactions                     (1)       --          --
    Net unrealized appreciation (depreciation) on foreign currency and translation of other assets and liabilities denominated
      in foreign currencies                                                              19          (2)       --
    Net unrealized appreciation on investments                                          948       5,407       1,981
                                                                                   --------    --------    --------
Net Assets                                                                         $ 17,558    $ 53,848    $ 23,878
                                                                                   ========    ========    ========
Net Asset Value, Offering and Redemption PricePer Share -- Trust Class             $  10.58    $  10.75    $  10.45
                                                                                   ========    ========    ========
Net Asset Value and Redemption Price Per Share -- Investor Class                   $  10.56    $  10.75    $  10.44
                                                                                   ========    ========    ========
Maximum Offering Price Per Share -- Investor Class (1)                             $  11.06    $  11.26    $  10.93
                                                                                   ========    ========    ========

(1) The offering price is calculated by dividing the Net Asset Value by 1 minus the maximum sales charge of 4.50%.

The accompanying notes are an integral part of the financial statements.

                                                               DECEMBER 31, 1995

Statement of Operations (000)                                             (LOGO)
For the Year Ended December 31, 1995

                                                  Treasury    Government   Money    Tax-Exempt
                                                Money Market Money Market  Market  Money Market
                                                    Fund         Fund       Fund       Fund
===============================================================================================
Investment Income:
    Interest                                      $  6,611    $ 11,042   $ 27,757    $  7,189
                                                  --------    --------   --------    --------
Expenses:
    Administration fees                                176         283        705         278
    Less administration fees waived                   --          --          (57)       --
    Investment advisory fees                           413         377      1,646         653
    Less investment advisory fees waived              (184)       --         (648)       (290)
    Custodian fees                                      16          25         63          20
    Transfer agent fees                                 34          38         63          32
    Professional fees                                   20          31         69          26
    Registration & filing fees                           9          14         21          34
    Printing                                             3           4          4           5
    Trustee                                              2           3          7           3
    Insurance                                            4           6         16           5
    Pricing                                              1           2          6           1
    Distribution fees(1)                                17           8          3          10
    Amortization of deferred organization costs          3           3          3           3
    Miscellaneous                                       18           1          3           1
                                                  --------    --------   --------    --------
        Total Expenses                                 532         795      1,904         781
                                                  --------    --------   --------    --------
 Net Investment Income                               6,079      10,247     25,853       6,408
                                                  --------    --------   --------    --------
 Net Realized Loss On Investments:
   Net realized loss from security transaction        --          --         --            (1)
                                                  --------    --------   --------    --------
 Net Increase In Net Assets From Operations       $  6,079    $ 10,247   $ 25,853    $  6,407
                                                  ========    ========   ========    ========

(1) All distribution fees are incurred at the Investor Class level.


The accompanying notes are an integral part of the financial statements.

Statement of Operations (000)                                             (LOGO)
For the Year Ended December 31, 1995

                                                                     Intermediate
                                                                       Government   Tax-Exempt   Global
                                                        Fixed Income Fixed Income Fixed Income Fixed Income
                                                            Fund         Fund         Fund       Fund
===========================================================================================================
Investment Income:
    Interest                                              $  7,601    $  5,092      $  2,926    $  1,214
                                                          --------    --------      --------    --------
Expenses:
   Administration fees                                         170         123            78          26
   Less administration fees waived                             (11)        (10)         --          --
   Investment advisory fees                                    677         492           314         140
   Less investment advisory fees waived                       (100)        (72)          (65)       --
   Custodian fees                                               15          10             7           3
   Transfer agent fees                                          33          32            30          27
   Contribution by administrator                              --          --            --           (10)
   Professional fees                                            19          12             7           2
   Registration & filing fees                                   13          (3)           (1)          1
   Printing                                                      2        --            --          --
   Trustee fee                                                   2           1             1        --
   Insurance                                                     3           3             2        --
   Pricing                                                       2        --               1        --
   Distribution fees(1)                                          1           7             3        --
   Amortization of deferred organization costs                   3           3             3           3
   Miscellaneous                                                12          11            16        --
                                                          --------    --------      --------    --------
     Total Expenses                                            841         609           396         192
                                                          --------    --------      --------    --------
 Net Investment Income                                       6,760       4,483         2,530       1,022
                                                          --------    --------      --------    --------
 Net Realized and Unrealized Gain On Investments:
   Net realized gain from security transactions              1,117         345           318         269
   Net realized gain from foreign currency transactions       --          --            --           751
   Net change in unrealized appreciation on investments     10,277       5,923         4,825       1,202
   Net change in unrealized appreciation on foreign
     currency and translation of other assets and
     liabilities in foreign currencies                        --          --            --            18
                                                          --------    --------      --------    --------
 Net Increase In Net Assets From Operations               $ 18,154    $ 10,751      $  7,673    $  3,262
                                                          ========    ========      ========    ========

(1) All distribution fees are incurred at the Investor Class level.



The accompanying notes are an integral part of the financial statements.

                                                               DECEMBER 31, 1995

Statement of Operations (000)                                             (LOGO)
For the Year Ended December 31, 1995

                                                                                     International               Asian
                                                     Balanced      Value     Growth     Equity      Small Cap    Tigers
                                                       Fund        Fund       Fund       Fund         Fund        Fund
=========================================================================================================================
Investment Income:
    Dividends                                        $  1,341    $  3,617   $  1,863    $  1,210    $    182    $    571
    Interest                                            1,681         446        184         241          81          80
    Less foreign taxes withheld                          --          --         --          (107)       --           (37)
                                                     --------    --------   --------    --------    --------    --------
      Total investment income                           3,022       4,063      2,047       1,344         263         614
                                                     --------    --------   --------    --------    --------    --------
Expenses:
    Administration fees                                    97         148        128          97          31          32
    Investment advisory fees                              454         789        686         643         164         212
    Less investment advisory fees waived                 --          --         --          --            (1)       --
    Custodian fees                                          7          13         11          84           3          56
    Transfer agent fees                                    26          31         32          27          26          27
    Contribution by administrator                        --          --         --            (2)       --           (16)
    Professional fees                                      10          18         12          16           2           3
    Registration & filing fees                            (11)         19         (3)         14          (4)          2
    Printing                                             --             5          1           4        --             1
    Trustee                                                 1           1          1           1        --          --
    Insurance                                               2           2          3           2           1           1
    Pricing                                              --             2          1           4        --             2
    Distribution fees(1)                                   10           3          6           4           1           2
    Amortization of deferred organization costs             3           3          3           3           3           3
    Miscellaneous                                           1           1       --          --          --          --
                                                     --------    --------   --------    --------    --------    --------
      Total Expenses                                      600       1,035        881         897         226         325
                                                     --------    --------   --------    --------    --------    --------
 Net Investment Income                                  2,422       3,028      1,166         447          37         289
                                                     --------    --------   --------    --------    --------    --------
Net Realized and Unrealized Gain (Loss)
   On Investments:
    Net realized gain (loss) from
      security transactions                             3,350       3,456      8,079       1,107       2,502        (139)
    Net realized loss from foreign
      currency transactions                                (8)       --         --          (116)       --           (22)
    Net change in unrealized appreciation on
      investments                                       7,293      20,121     14,198       7,172       2,930       2,685
    Net change in unrealized appreciation
       (depreciation)
      on foreign currency and translation of other
      assets and liabilities in foreign currencies         (2)       --         --          --          --             1
                                                     --------    --------   --------    --------    --------    --------
 Net Increase In Net Assets From Operations          $ 13,055    $ 26,605   $ 23,443    $  8,610    $  5,469    $  2,814
                                                     ========    ========   ========    ========    ========    ========

(1) All distribution fees are incurred at the Investor Class level.

The accompanying notes are an integral part of the financial statements.
57

                                           DECEMBER 31, 1995

Statement of Changes in Net Assets (000)              (LOGO)

                                               Treasury
                                             Money Market
                                                Fund
============================================================
                                            1995     1994
============================================================
 Operations:
   Net investment income                 $  6,079  $  4,009
   Net realized loss from security
      transactions                             --        --
                                         --------  --------
   Net increase in net assets
     resulting from operations              6,079     4,009
                                         --------  --------
 Dividends distributed from:
   Net investment income:
     Trust Class                           (5,746)   (3,936)
     Investor Class                          (333)      (73)
                                         --------  --------
       Total dividends distributed         (6,079)   (4,009)
                                         --------  --------
 Capital share transactions:
   Trust Class:
     Proceeds from shares issued          484,129   274,543
     Shares issued in lieu of
       cash distributions                       5         3
     Cost of shares repurchased          (485,213) (271,487)
                                         --------  --------
     Increase (decrease) in net assets
       derived from Trust Class
       transactions                        (1,079)    3,059
                                         --------  --------
   Investor Class:
     Proceeds from shares issued           33,385    11,461
     Shares issued in lieu of
       cash distributions                     315        60
     Cost of shares repurchased           (29,000)   (9,637)
                                         --------  --------
     Increase in net assets derived
       from Investor Class transactions     4,700     1,884
                                         --------  --------
     Increase (decrease) in net assets
       derived from capital share
       transactions                         3,621     4,943
                                         --------  --------
   Contribution of capital
      from affiliate                          --        --
                                         --------  --------
       Net increase (decrease)
         in net assets                      3,621    4,943
                                         --------  --------
 Net Assets:
   Beginning of year                      114,785  109,842
                                         --------  --------
   End of year                           $118,406 $114,785
                                         ======== ========
 Capital share transactions:
   Trust Class:
     Shares issued                        484,129  274,543
     Shares issued in lieu of
     cash distributions                         5        3
     Shares repurchased                  (485,213)(271,487)
                                         -------- --------
       Total Trust Class transactions      (1,079)  3,059
                                         -------- --------
   Investor Class:
     Shares issued                         33,385  11,461
     Shares issued in lieu of
       cash distributions                     315      60
     Shares repurchased                   (29,000) (9,637)
                                         -------- --------
       Total Investor Class transactions    4,700   1,884
                                         -------- --------
       Increase (decrease) in
         capital shares                     3,621   4,943
                                         ======== ========

The accompanying notes are an integral part of the financial statements.

                                                               DECEMBER 31, 1995

Statement of Changes in Net Assets (000)                                  (LOGO)

                                                       Government                                               Tax-Exempt
                                                      Money Market                   Money Market              Money Market
                                                          Fund                          Fund                       Fund
=================================================================================================================================
                                                     1995       1994                1995         1994         1995         1994
=================================================================================================================================
 Operations:
   Net investment income                         $  10,247    $  6,426         $    25,853  $  17,498       $  6,408    $  3,447
   Net realized loss from security
      transactions                                      --        (702)                 --     (1,399)            (1)         --
                                                 ---------    --------         -----------  ----------      ---------   --------
   Net increase in net assets
     resulting from operations                      10,247       5,724              25,853     16,099           6,407      3,447
                                                 ---------    --------         -----------  ----------      ---------   --------
 Dividends distributed from:
   Net investment income:
     Trust Class                                   (10,086)     (6,340)            (25,787)   (17,487)         (6,283)    (3,391)
     Investor Class                                   (161)        (86)                (66)       (11)           (125)       (56)
                                                 ---------    --------         -----------  ----------      ---------   --------
       Total dividends distributed                 (10,247)     (6,426)            (25,853)   (17,498)         (6,408)    (3,447)
                                                 ---------    --------         -----------  ----------      ---------   --------
 Capital share transactions:
   Trust Class:
     Proceeds from shares issued                   404,051     378,541           1,234,299  1,364,586         408,851    377,990
     Shares issued in lieu of
       cash distributions                               --          --                  --          1              --        --
     Cost of shares repurchased                   (353,576)   (380,800)         (1,219,198)(1,271,110)       (401,949)  (332,946)
                                                 ---------    --------         -----------  ----------      ---------   --------
     Increase (decrease) in net assets
       derived from Trust Class
       transactions                                 50,475      (2,259)             15,101     93,477           6,902    45,044
                                                 ---------    --------         -----------  ----------      ---------   --------
   Investor Class:
     Proceeds from shares issued                    11,055      12,329               6,603      2,321          16,513     13,112
     Shares issued in lieu of
       cash distributions                              157          81                  62          9             124         48
     Cost of shares repurchased                    (10,949)    (11,485)             (5,912)    (1,844)        (17,597)   (10,350)
                                                 ---------    --------         -----------  ----------      ---------   --------
     Increase in net assets derived
       from Investor Class transactions                263         925                 753        486            (960)     2,810
                                                 ---------    --------         -----------  ----------      ---------   --------
     Increase (decrease) in net assets
       derived from capital share
       transactions                                 50,738      (1,334)             15,854     93,963           5,942     47,854
                                                 ---------    --------         -----------  ----------      ---------   --------
   Contribution of capital
      from affiliate                                   --          700                  --      1,400              --        --
                                                 ---------    --------         -----------  ----------      ---------   --------
       Net increase (decrease)
         in net assets                              50,738      (1,336)             15,854     93,964           5,941     47,854
                                                 ---------    --------         -----------  ----------      ---------   --------
 Net Assets:
   Beginning of year                               159,879     161,215             461,192    367,228         165,248    117,394
                                                 ---------    --------         -----------  ----------      ---------   --------
   End of year                                   $ 210,617   $ 159,879         $   477,046  $  461,192      $ 171,189  $ 165,248
                                                 =========   =========         ===========  ==========      =========  ==========
 Capital share transactions:
   Trust Class:
     Shares issued                                 404,051     378,541           1,234,299   1,364,586        408,851    377,990
     Shares issued in lieu of
     cash distributions                                 --          --                  --           1             --         --
     Shares repurchased                           (353,576)   (380,800)         (1,219,198) (1,271,110)      (401,949)  (332,946)
                                                 ---------    --------         -----------  ----------      ---------   --------
       Total Trust Class transactions               50,475      (2,259)             15,101      93,477          6,902     45,044
                                                 ---------    --------         -----------  ----------      ---------   --------
   Investor Class:
     Shares issued                                  11,055      12,329               6,603       2,321         16,513     13,112
     Shares issued in lieu of
       cash distributions                              157          81                  62           9            124         48
     Shares repurchased                            (10,949)    (11,485)             (5,912)     (1,844)       (17,597)   (10,350)
                                                 ---------    --------         -----------  ----------      ---------   --------
       Total Investor Class transactions               263         925                 753         486           (960)     2,810
                                                 ---------    --------         -----------  ----------      ---------   --------
       Increase (decrease) in
         capital shares                             50,738      (1,334)             15,854      93,963          5,942     47,854
                                                 =========   =========         ===========  ==========      =========  ==========

The accompanying notes are an integral part of the financial statements.

                                                               DECEMBER 31, 1995

Statement of Changes in Net Assets (000)                                  (LOGO)

                                         Fixed       Intermediate      Tax-Exempt       Global
                                        Income      GovernmentFixed   Fixed Income    FixedIncome
                                         Fund        Income Fund         Fund            Fund
===================================================================================================
                                    1995     1994   1995     1994    1995    1994     1995    1994
====================================================================================================
 Operations:
   Net investment income         $ 6,760 $ 5,880 $  4,483 $ 4,891 $ 2,530 $  2,820   $1,022  $  824
   Net realized gain (loss)
     from security and foreign
     currency transactions         1,117  (5,590)     345  (2,678)    318   (2,840)   1,020    (670)
   Net change in unrealized
     appreciation (depreciation)
     on investments and foreign
     currency transactions        10,277  (4,970)   5,923  (5,192)  4,825   (3,429)   1,220    (435)
                                 -------  ------ -------- ------- ------- -------- -------- -------
   Net increase (decrease) in
     net assets resulting from
     operations                   18,154  (4,680)  10,751  (2,979)  7,673   (3,449)   3,262    (281)
                                 -------  ------ -------- ------- ------- -------- -------- -------
Dividends distributed from:
   Net investment income:
     Trust Class                  (6,740) (5,867)  (4,360) (4,870) (2,491)  (2,772)  (1,582)   (868)
     Investor Class                  (29)    (24)    (151)    (11)    (54)     (38)     (10)     (5)
   Net realized gains:
     Trust Class                      --      --       --      --      --     (196)      --    (279)
     Investor Class                   --      --       --      --      --       (3)      --      (1)
                                 -------  ------ -------- ------- ------- -------- -------- -------
       Total dividends
         distributed              (6,769) (5,891)  (4,511) (4,881) (2,545)  (3,009)  (1,592) (1,153)
                                 -------  ------ -------- ------- ------- -------- -------- -------
Capital share transactions:
   Trust Class:
     Proceeds from shares issued  41,779  20,696    8,766  16,057   3,761    5,355    4,868   3,752
     Shares issued in lieu of
       cash distributions            --        2       --      --      --       --       --      --
     Cost of shares repurchased  (19,953)(48,770) (32,350)(22,029)(12,289) (12,555)  (4,120) (3,791)
                                 -------  ------ -------- ------- ------- -------- -------- -------
     Increase (decrease) in net
       assets derived from Trust
       Class transactions         21,826 (28,072) (23,584) (5,972) (8,528)  (7,200)     748     (39)
                                 -------  ------ -------- ------- ------- -------- -------- -------
   Investor Class:
     Proceeds from shares issued     232     451    2,015   1,147     203      912       54      71
     Shares issued in lieu of
       cash distributions             25      19      140      11      48       33       10       6
     Cost of shares repurchased     (103)    (71)    (534)    (63)   (288)    (230)     (32)     (1)
                                 -------  ------ -------- ------- ------- -------- -------- -------
     Increase (decrease) in net
       assets derived from
       Investor Class
       transactions                  154     399    1,621   1,095     (37)     715       32      76
                                --------  ------ -------- ------- ------- -------- -------- -------
     Increase (decrease) in net
       assets derived from
       capital share
       transactions               21,980 (27,673) (21,963) (4,877) (8,565)  (6,485)     780      37
                                --------  ------ -------- ------- ------- -------- -------- -------
   Net increase (decrease)
      in net assets               33,365 (38,244) (15,723)(12,737) (3,437) (12,943)   2,450  (1,397)
                                --------  ------ -------- ------- ------- -------- -------- -------
Net assets:
   Beginning of period            92,844 131,088   92,135 104,872  54,647   67,590   15,108  16,505
                                -------- ------- -------- ------- ------- -------- -------- -------
   End of period                $126,209 $92,844 $ 76,412 $92,135 $51,210 $ 54,647 $ 17,558 $15,108
                                ======== ======= ======== ======= ======= ======== ======== =======
Capital share transactions:
   Trust Class:
     Shares issued                 4,247   2,108      897   1,638     383      538      453      371
     Shares issued in lieu
       of cash distributions          --      --       --      --      --       --       --       --
     Shares repurchased           (2,014) (4,983)  (3,346) (2,286) (1,262)  (1,315)    (379)    (378)
                                -------- ------- -------- ------- ------- -------- -------- --------
       Total Trust Class
         transactions              2,233  (2,875)  (2,449)   (648)   (879)    (777)      74       (7)
                                -------- ------- -------- ------- ------- -------- -------- --------
   Investor Class:
     Shares issued                    23      45      211     122      21       93        5        6
     Shares issued in lieu
       of cash distributions           2       2       14       2       5        3        1        1
     Shares repurchased              (10)     (8)     (53)     (7)    (29)     (23)      (3)      --
                                -------- ------- -------- ------- ------- -------- -------- --------
       Total Investor Class
         transactions                 15      39      172     117      (3)      73        3        7
                                -------- ------- -------- ------- ------- -------- -------- --------
       Increase (decrease)
         in capital shares         2,248  (2,836)  (2,277)   (531)   (882)    (704)      77       --
                                ======== ======= ======== ======= ======= ======== ======== ========

*Commenced operations on January 3, 1994.

The accompanying notes are an integral part of the financial statements.

                                                               DECEMBER 31, 1995

Statement of Changes in Net Assets (000)                                  (LOGO)

                                                                                    INTERNATIONAL        SMALL           ASIAN
                                 BALANCED          VALUE               GROWTH           EQUITY            CAP           TIGERS
                                   FUND            FUND                FUND             FUND              FUND           FUND*
===================================================================================================================================
                               1995     1994   1995     1994       1995     1994    1995    1994     1995     1994   1995     1994
===================================================================================================================================
Operations:
 Net investment income     $  2,422  $ 1,908 $  3,028 $  1,932 $  1,166 $  1,484  $   447 $    73 $     37 $    114 $   289 $    67
 Net realized gain
  (loss) from security
  and foreign currency
  transactions                3,342      181    3,456    1,592    8,079      296      991     251    2,502   (1,238)   (161)    (62)
 Net change in
  unrealized
  appreciation
  (depreciation) on
  investments and
  foreign currency
  transactions                7,291   (3,604)  20,121   (3,886)  14,198   (4,297)   7,172     584    2,930   (2,044)  2,686    (705)
                           --------  ------- -------- -------- -------- -------- -------- ------- -------- -------- ------- -------
 Net increase (decrease)
  in net assets
  resulting from
  operations                 13,055   (1,515)  26,605     (362)  23,443   (2,517)   8,610     908    5,469   (3,168)  2,814    (700)
                           --------  ------- -------- -------- -------- -------- -------- ------- -------- -------- ------- -------
Dividends distributed
 from:
 Net investment income:
  Trust Class                (2,309)  (1,801)  (3,032)  (1,880)  (1,162)  (1,444)    (292)     --      (37)    (111)   (263)    (32)
  Investor Class               (122)     (69)     (31)     (20)     (25)     (16)      (2)     --       --       --      (6)     --
 Net realized gains:
  Trust Class                (1,941)     (40)  (2,748)  (1,062)  (6,782)    (988)  (1,076)    (23)    (303)      --      --     (19)
  Investor Class               (153)      (2)     (31)     (12)    (213)     (18)     (23)     (1)      (7)      --      --      (1)
                           --------  ------- -------- -------- -------- -------- -------- ------- -------- -------- ------- -------
   Total dividends
    distributed              (4,525)  (1,912)  (5,842)  (2,974)  (8,182)  (2,466)  (1,393)    (24)    (347)    (111)   (269)    (52)
                           --------  ------- -------- -------- -------- -------- -------- ------- -------- -------- ------- -------
Capital share
 transactions:
 Trust Class:
  Proceeds from shares
   issued                    24,298   61,650   63,103   25,664   18,301   28,674  46,191   24,699    9,098   10,505  10,886  23,298
  Shares issued in lieu
   ofcash distributions          --        1       --        1      --        --      --       --       --       --      --      --
  Cost of shares
   repurchased              (54,617) (44,784) (13,942) (15,147) (37,739) (39,640) (17,048) (7,710) (21,804) (29,074) (8,070) (4,710)
                           --------  ------- -------- -------- -------- -------- -------- ------- -------- -------- ------- -------
  Increase (decrease) in
   net assets derived
   from Trust Class
   transactions             (30,319)  16,867   49,161   10,518  (19,438) (10,966)  29,143  16,989  (12,706) (18,569)  2,816  18,588
                           --------  ------- -------- -------- -------- -------- -------- ------- -------- -------- ------- -------
 Investor Class:
  Proceeds from shares
   issued                     1,133    2,223      642      526      844      926      586     943      174      194     172     743
  Shares issued in lieu
   of cash distributions        270       71       62       31      237       32       22       1        6       --       6       1
  Cost of shares
   repurchased                 (746)    (529)    (176)    (226)    (247)    (190)    (266)    (92)     (20)      (6)   (226)    (15)
                           --------  ------- -------- -------- -------- -------- -------- ------- -------- -------- ------- -------
  Increase (decrease) in
   net assets derived
   from Investor Class
   transactions                 657    1,765      528      331      834      768      342     852      160      188     (48)    729
                           --------  ------- -------- -------- -------- -------- -------- ------- -------- -------- ------- -------
  Increase (decrease) in
   net assets derived
   from capital share
   transactions             (29,662)  18,632   49,689   10,849  (18,604) (10,198)  29,485  17,841  (12,546) (18,381)  2,768  19,317
                           --------  ------- -------- -------- -------- -------- -------- ------- -------- -------- ------- -------
Net increase (decrease)
 in net assets              (21,132)  15,205   70,452    7,513   (3,343) (15,181)  36,702  18,725   (7,424) (21,660)  5,313  18,565
                           --------  ------- -------- -------- -------- -------- -------- ------- -------- -------- ------- -------
Net assets:
 Beginning of period         74,980   59,775   62,288   54,775   84,240   99,421   42,503  23,778   31,821   53,481  18,565      --
                           --------  ------- -------- -------- -------- -------- -------- ------- -------- -------- ------- -------
 End of period             $ 53,848  $74,980 $132,740 $ 62,288 $ 80,897 $ 84,240 $ 79,205 $42,503 $ 24,397 $ 31,821 $23,878 $18,565
                           ========  ======= ======== ======== ======== ======== ======== ======= ======== ======== ======= =======
Capital share
 transactions:
 Trust Class:
  Shares issued               2,401    6,296    5,673    2,505    1,618    2,785    3,382   1,898      812    1,062   1,131   2,359
  Shares issued in lieu
    of cash distributions        --       --       --       --       --       --       --      --       --       --      --      --
  Shares repurchased         (5,320)  (4,564)  (1,257)  (1,496)  (3,383)  (3,935)  (1,235)   (583)  (2,192)  (2,981)   (801)   (474)
                           --------  ------- -------- -------- -------- -------- -------- ------- -------- -------- ------- -------
   Total Trust Class
    transactions             (2,919)   1,732    4,416    1,009   (1,765)  (1,150)   2,147   1,315   (1,380)  (1,919)    330   1,885
                           --------  ------- -------- -------- -------- -------- -------- ------- -------- -------- ------- -------
 Investor Class:
  Shares issued                 111      224       57       51       75       91       43      72       15       20      18      76
  Shares issued in lieu
   of cash distributions         26        7        5        3       21        3        2      --        1       --       1      --
  Shares repurchased            (73)     (54)     (15)     (22)     (22)     (19)     (20)     (7)      (2)      (1)    (23)     (1)
                           --------  ------- -------- -------- -------- -------- -------- ------- -------- -------- ------- -------
   Total Investor Class
    transactions                 64      177       47       32       74       75       25      65       14       19      (4)     75
                           --------  ------- -------- -------- -------- -------- -------- ------- -------- -------- ------- -------
   Increase (decrease)
    in capital shares        (2,855)   1,909    4,463    1,041   (1,691)  (1,075)   2,172   1,380   (1,366)  (1,900)    326   1,960
                           ========  ======= ======== ======== ======== ======== ======== ======= ======== ======== ======= =======

* Commenced operations on January 3, 1994.

The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS
For a Share Outstanding Throughout the Period


                 NET ASSET                REALIZED     DIVIDENDS  DISTRIBUTIONS
                   VALUE        NET    AND UNREALIZED   FROM NET       FROM     NET ASSET
                 BEGINNING  INVESTMENT      GAINS      INVESTMENT    CAPITAL    VALUE END  TOTAL
                 OF PERIOD    INCOME   ON SECURITIES     INCOME       GAINS     OF PERIOD  RETURN
-----------------------------------------------------------------------------------------------------
TREASURY MONEY MARKET FUND
-----------------------------------------------------------------------------------------------------
 TRUST CLASS
 1995              $1.00      $0.05         $0.00       $(0.05)      $0.00        $1.00     5.28%
 1994               1.00       0.04          0.00        (0.04)       0.00         1.00     3.58
 1993(1)            1.00       0.03          0.00        (0.03)       0.00         1.00     2.56
 INVESTOR CLASS
 1995              $1.00      $0.05         $0.00       $(0.05)      $0.00        $1.00     5.02%
 1994               1.00       0.03          0.00        (0.03)       0.00         1.00     3.32
 1993(2)            1.00       0.02          0.00        (0.02)       0.00         1.00     2.29
-----------------------------------------------------------------------------------------------------
GOVERNMENT MONEY MARKET FUND
-----------------------------------------------------------------------------------------------------
 TRUST CLASS
 1995              $1.00      $0.05         $0.00       $(0.05)      $0.00        $1.00     5.59%
 1994               1.00       0.04          0.00        (0.04)       0.00         1.00     3.89
 1993(1)            1.00       0.03          0.00        (0.03)       0.00         1.00     3.00
 INVESTOR CLASS
 1995              $1.00      $0.05         $0.00       $(0.05)      $0.00        $1.00     5.33%
 1994               1.00       0.04          0.00        (0.04)       0.00         1.00     3.63
 1993(3)            1.00       0.02          0.00        (0.02)       0.00         1.00     2.78
-----------------------------------------------------------------------------------------------------
MONEY MARKET FUND
-----------------------------------------------------------------------------------------------------
 TRUST CLASS
 1995              $1.00      $0.06         $0.00       $(0.06)      $0.00        $1.00     5.64%
 1994               1.00       0.04          0.00        (0.04)       0.00         1.00     3.97
 1993(1)            1.00       0.03          0.00        (0.03)       0.00         1.00     3.01
 INVESTOR CLASS
 1995              $1.00      $0.05         $0.00       $(0.05)      $0.00        $1.00     5.38%
 1994               1.00       0.04          0.00        (0.04)       0.00         1.00     3.71
 1993(4)            1.00       0.02          0.00        (0.02)       0.00         1.00     2.76
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.

                                                               DECEMBER 31, 1995

                                                                          (LOGO)

                                                                            RATIO OF NET
                                                                             INVESTMENT
                                           RATIO OF NET  RATIO OF EXPENSES  INCOME (LOSS)
                                RATIO OF    INVESTMENT      TO AVERAGE       TO AVERAGE
                  NET ASSETS     EXPENSES     INCOME        NET ASSETS       NET ASSETS  PORTFOLIO
                     END OF     TO AVERAGE  TO AVERAGE      (EXCLUDING       (EXCLUDING   TURNOVER
                  PERIOD (000)  NET ASSETS  NET ASSETS       WAIVERS)         WAIVERS)      RATE
-----------------------------------------------------------------------------------------------------
TREASURY MONEY MARKET FUND
-----------------------------------------------------------------------------------------------------
 TRUST CLASS
 1995              $110,475       0.44%       5.16%            0.59%            5.01%      N/A
 1994               111,545       0.45        3.50             0.61             3.34       N/A
 1993(1)            108,495       0.47        2.53             0.62             2.38       N/A
 INVESTOR CLASS
 1995              $  7,931       0.69%       4.89%            0.84%            4.74%      N/A
 1994                 3,231       0.70        3.52             0.86             3.36       N/A
 1993(2)              1,347       0.75        2.28             5.23**          (2.20)**    N/A
-----------------------------------------------------------------------------------------------------
GOVERNMENT MONEY MARKET FUND
-----------------------------------------------------------------------------------------------------
 TRUST CLASS
 1995              $207,615       0.42%       5.45%            0.42%            5.45%      N/A
 1994               157,140       0.42        3.81             0.42             3.81       N/A
 1993(1)            159,401       0.45        2.92             0.45             2.92       N/A
 INVESTOR CLASS
 1995              $  3,002       0.67%       5.18%            0.67%            5.18%      N/A
 1994                 2,739       0.67        3.62             0.67             3.62       N/A
 1993(3)              1,814       0.72        2.69             2.37**           1.04**     N/A
-----------------------------------------------------------------------------------------------------
MONEY MARKET FUND
-----------------------------------------------------------------------------------------------------
 TRUST CLASS
 1995              $475,688       0.41%       5.50%           0.56%             5.35%      N/A
 1994               460,583       0.41        3.93            0.56              3.78       N/A
 1993(1)            367,110       0.46        2.92            0.61              2.77       N/A
 INVESTOR CLASS
 1995              $  1,358       0.66%       5.22%           0.81%             5.07%      N/A
 1994                   605       0.66        4.13            0.81              3.98       N/A
 1993(4)                118       0.72        2.69           10.48**           (7.09)**    N/A
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS
For a Share Outstanding Throughout the Period


                 NET ASSET                REALIZED     DIVIDENDS  DISTRIBUTIONS
                   VALUE        NET    AND UNREALIZED   FROM NET      FROM      NET ASSET
                 BEGINNING  INVESTMENT GAINS (LOSSES)  INVESTMENT   CAPITAL     VALUE END   TOTAL
                 OF PERIOD    INCOME   ON SECURITIES    INCOME       GAINS      OF PERIOD  RETURN
-----------------------------------------------------------------------------------------------------
TAX-EXEMPT MONEY MARKET FUND
-----------------------------------------------------------------------------------------------------
 TRUST CLASS
 1995             $ 1.00      $0.03        $0.00        $(0.03)      $0.00        $1.00     3.49%
 1994               1.00       0.02         0.00         (0.02)       0.00         1.00     2.50
 1993(1)            1.00       0.02         0.00         (0.02)       0.00         1.00     1.98
 INVESTOR CLASS
 1995             $ 1.00      $0.03        $0.00        $(0.03)      $0.00        $1.00     3.24%
 1994               1.00       0.02         0.00         (0.02)       0.00         1.00     2.24
 1993(5)            1.00       0.01         0.00         (0.01)       0.00         1.00     1.65
-----------------------------------------------------------------------------------------------------
FIXED INCOME FUND
-----------------------------------------------------------------------------------------------------
 TRUST CLASS
 1995             $ 9.30      $0.59       $ 1.02        $(0.59)      $0.00       $10.32    17.75%
 1994              10.23       0.54        (0.93)        (0.54)       0.00         9.30    (3.82)
 1993(1)           10.00       0.47         0.50         (0.47)      (0.27)       10.23     9.92
 INVESTOR CLASS
 1995             $ 9.32      $0.55       $ 1.04        $(0.56)      $0.00       $10.35    17.40%*
 1994              10.24       0.50        (0.90)        (0.52)       0.00         9.32    (3.97)*
 1993(6)           10.30       0.35         0.23         (0.37)      (0.27)       10.24     7.44*
-----------------------------------------------------------------------------------------------------
INTERMEDIATE GOVERNMENT FIXED INCOME FUND
-----------------------------------------------------------------------------------------------------
 TRUST CLASS
 1995             $ 9.33      $0.54       $ 0.73        $(0.54)      $0.00       $10.06    13.86%
 1994              10.08       0.47        (0.75)        (0.47)       0.00         9.33    (2.78)
 1993(1)           10.00       0.41         0.18         (0.41)      (0.10)       10.08     6.04
 INVESTOR CLASS
 1995             $ 9.32      $0.49       $ 0.76        $(0.52)      $0.00       $10.05    13.59%*
 1994              10.07       0.43        (0.73)        (0.45)       0.00         9.32    (3.03)*
 1993(7)           10.21       0.28        (0.02)        (0.30)      (0.10)       10.07     3.42*
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.

                                                               DECEMBER 31, 1995

                                                                          (LOGO)

                                                                            RATIO OF NET
                                                                             INVESTMENT
                                           RATIO OF NET  RATIO OF EXPENSES  INCOME (LOSS)
                                RATIO OF    INVESTMENT      TO AVERAGE       TO AVERAGE
                  NET ASSETS    EXPENSES      INCOME        NET ASSETS       NET ASSETS  PORTFOLIO
                     END OF    TO AVERAGE   TO AVERAGE      (EXCLUDING       (EXCLUDING   TURNOVER
                  PERIOD (000)  NET ASSETS  NET ASSETS       WAIVERS)         WAIVERS)      RATE
-----------------------------------------------------------------------------------------------------
TAX-EXEMPT MONEY MARKET FUND
-----------------------------------------------------------------------------------------------------
 TRUST CLASS
 1995              $167,945       0.41%        3.44%           0.56%            3.29%        N/A
 1994               161,054       0.43         2.52            0.59             2.36         N/A
 1993(1)            116,000       0.45         1.97            0.60             1.82         N/A
 INVESTOR CLASS
 1995              $  3,244       0.66%        3.19%           0.81%            3.04%        N/A
 1994                 4,204       0.68         2.31            0.84             2.15         N/A
 1993(5)              1,394       0.74         1.81            4.88**          (2.33)**      N/A
-----------------------------------------------------------------------------------------------------
FIXED INCOME FUND
-----------------------------------------------------------------------------------------------------
 TRUST CLASS
 1995              $125,563       0.74%        5.97%           0.84%            5.87%        59%
 1994                92,402       0.72         5.45            0.82             5.35        126%
 1993(1)            131,002       0.77         4.60            0.87             4.50        163
 INVESTOR CLASS
 1995              $    646       0.99%        5.72%           1.09%            5.62%        59%
 1994                   442       0.98         5.38            1.08             5.28        126
 1993(6)                 86       1.06         4.08           42.44**         (37.30)**     163
-----------------------------------------------------------------------------------------------------
INTERMEDIATE GOVERNMENT FIXED INCOME FUND
-----------------------------------------------------------------------------------------------------
 TRUST CLASS
 1995              $ 73,466         0.73%      5.48%           0.83%            5.38%       115%
 1994                91,002         0.74       4.88            0.84             4.78        124
 1993(1)            104,826         0.76       4.15            0.86             4.05         81
 INVESTOR CLASS
 1995              $  2,946         0.98%      5.18%           1.08%            5.08%       115%
 1994                 1,133         1.02       5.05            1.12             4.95        124
 1993(7)                 46         1.04       3.85           77.08**         (72.19)**      81
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS
For a Share Outstanding Throughout the Period


                 NET ASSET                REALIZED     DIVIDENDS  DISTRIBUTIONS
                   VALUE        NET    AND UNREALIZED   FROM NET      FROM      NET ASSET
                 BEGINNING  INVESTMENT GAINS (LOSSES)  INVESTMENT   CAPITAL     VALUE END   TOTAL
                 OF PERIOD    INCOME   ON SECURITIES    INCOME       GAINS      OF PERIOD  RETURN
-----------------------------------------------------------------------------------------------------
TAX-EXEMPT FIXED INCOME FUND
-----------------------------------------------------------------------------------------------------
 TRUST CLASS
 1995             $  9.26      $0.48        $0.94       $(0.48)      $0.00        $10.20    15.67%
 1994               10.23       0.44        (0.94)       (0.44)      (0.03)         9.26    (4.93)
 1993(1)            10.00       0.42         0.42        (0.42)      (0.19)        10.23     8.64
 INVESTOR CLASS
 1995             $  9.24      $0.43        $0.97       $(0.46)     $ 0.00        $10.18    15.43%*
 1994               10.22       0.40        (0.93)       (0.42)      (0.03)         9.24    (5.27)*
 1993(8)            10.29       0.32         0.14        (0.34)      (0.19)        10.22     5.73*
-----------------------------------------------------------------------------------------------------
GLOBAL FIXED INCOME FUND
-----------------------------------------------------------------------------------------------------
 TRUST CLASS
 1995             $  9.54      $0.62        $1.38       $(0.96)      $0.00        $10.58    20.99%
 1994               10.43       0.56        (0.72)       (0.55)      (0.18)         9.54    (1.47)
 1993(9)            10.00       0.54         0.94        (0.64)      (0.41)        10.43    16.33
 INVESTOR CLASS
 1995             $  9.53      $0.52        $1.45       $(0.94)      $0.00        $10.56    20.68%*
 1994               10.42       0.46        (0.64)       (0.53)      (0.18)         9.53    (1.71)*
 1993(10)           10.88       0.40         0.12        (0.57)      (0.41)        10.42     6.61*
-----------------------------------------------------------------------------------------------------
BALANCED FUND
-----------------------------------------------------------------------------------------------------
 TRUST CLASS
 1995             $  9.53      $0.39        $1.65       $(0.39)     $(0.43)       $10.75    21.85%
 1994               10.04       0.30        (0.50)       (0.30)      (0.01)         9.53    (2.11)
 1993(1)            10.00       0.29         0.39        (0.29)      (0.35)        10.04     7.09
 INVESTOR CLASS
 1995             $  9.53      $0.34        $1.67       $(0.36)     $(0.43)       $10.75    21.52%*
 1994               10.03       0.27        (0.49)       (0.27)      (0.01)         9.53    (2.29)*
 1993(11)           10.28       0.20         0.12        (0.22)      (0.35)        10.03     4.07*
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.

                                                               DECEMBER 31, 1995

                                                                          (LOGO)

                                                                            RATIO OF NET
                                                                             INVESTMENT
                                           RATIO OF NET  RATIO OF EXPENSES  INCOME (LOSS)
                                RATIO OF    INVESTMENT      TO AVERAGE       TO AVERAGE
                  NET ASSETS    EXPENSES      INCOME        NET ASSETS       NET ASSETS  PORTFOLIO
                     END OF    TO AVERAGE   TO AVERAGE      (EXCLUDING       (EXCLUDING   TURNOVER
                  PERIOD (000)  NET ASSETS  NET ASSETS       WAIVERS)         WAIVERS)      RATE
-----------------------------------------------------------------------------------------------------
TAX-EXEMPT FIXED INCOME FUND
-----------------------------------------------------------------------------------------------------
 TRUST CLASS
 1995              $50,079        0.75%        4.84%           0.87%            4.72%        129%
 1994               53,588        0.71         4.54            0.84             4.41         146
 1993(1)            67,162        0.75         4.17            0.85             4.07         149
 INVESTOR CLASS
 1995              $ 1,131        1.00%        4.59%           1.12%            4.47%        129%
 1994                1,059        0.97         4.35            1.10             4.22         146
 1993(8)               428        1.05         3.88           11.86**          (6.93)**      149
-----------------------------------------------------------------------------------------------------
GLOBAL FIXED INCOME FUND
-----------------------------------------------------------------------------------------------------
 TRUST CLASS
 1995              $17,433        1.10%        5.86%           1.16%            5.80%        105%
 1994               15,021        1.16         5.09            1.22             5.03         138
 1993(9)            16,488         1.21        5.95            1.21             5.95         146
 INVESTOR CLASS
 1995              $   125        1.35%        5.57%           1.41%            5.51%        105%
 1994                   87        1.41         5.03            7.54            (1.10)        138
 1993(10)               17        1.56         5.85          319.45**        (312.04)**      146
-----------------------------------------------------------------------------------------------------
BALANCED FUND
-----------------------------------------------------------------------------------------------------
 TRUST CLASS
 1995              $49,899        0.92%        3.74%            0.92%           3.74%         85%
 1994               72,086        0.94         3.11             0.94            3.11          85
 1993(1)            58,510        0.97         2.88             0.97            2.88         126
 INVESTOR CLASS
 1995              $ 3,949        1.22%        3.36%            1.22%           3.36%         85%
 1994                2,894        1.24         2.86             1.34            2.76          85
 1993(11)            1,265        1.30         2.30             5.06**         (1.46)**      126
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS
For a Share Outstanding Throughout the Period


                 NET ASSET      NET        REALIZED     DIVIDENDS  DISTRIBUTIONS
                   VALUE    INVESTMENT  AND UNREALIZED   FROM NET      FROM      NET ASSET
                 BEGINNING    INCOME    GAINS (LOSSES)  INVESTMENT   CAPITAL     VALUE END   TOTAL
                 OF PERIOD    (LOSS)    ON SECURITIES    INCOME       GAINS      OF PERIOD  RETURN
-----------------------------------------------------------------------------------------------------
VALUE FUND
-----------------------------------------------------------------------------------------------------
 TRUST CLASS
 1995             $ 9.79       $0.34        $2.74        $(0.35)      $(0.26)      $12.26   32.02%
 1994              10.30        0.35        (0.35)        (0.34)       (0.17)        9.79    0.00
 1993(1)           10.00        0.28         0.38         (0.28)       (0.08)       10.30    6.73
 INVESTOR CLASS
 1995             $ 9.80       $0.32        $2.74        $(0.32)      $(0.26)      $12.28   31.72%*
 1994              10.30        0.31        (0.33)        (0.31)       (0.17)        9.80   (0.21)*
 1993(12)          10.41        0.21        (0.03)        (0.21)       (0.08)       10.30    1.95*
-----------------------------------------------------------------------------------------------------
GROWTH FUND
-----------------------------------------------------------------------------------------------------
 TRUST CLASS
 1995             $ 9.73       $0.16        $2.88        $(0.16)      $(1.00)      $11.61   31.60%
 1994              10.21        0.16        (0.36)        (0.16)       (0.12)        9.73   (2.05)
 1993(1)           10.00        0.17         0.33         (0.17)       (0.12)       10.21    5.07
 INVESTOR CLASS
 1995             $ 9.74       $0.12        $2.89        $(0.13)      $(1.00)      $11.62   31.29%*
 1994              10.23        0.13        (0.37)        (0.13)       (0.12)        9.74   (2.42)*
 1993(13)          10.44        0.10        (0.08)        (0.11)       (0.12)       10.23   (0.23)*
-----------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND
-----------------------------------------------------------------------------------------------------
 TRUST CLASS
 1995             $13.00       $0.07        $1.75        $(0.06)      $(0.20)      $14.56   14.03%
 1994              12.59        0.02         0.40          0.00        (0.01)       13.00    3.32
 1993(1)           10.00        0.00         2.63          0.00        (0.04)       12.59   26.55
 INVESTOR CLASS
 1995             $12.96       $0.05        $1.73        $(0.02)      $(0.20)      $14.52   13.79%*
 1994              12.58        0.02         0.37          0.00        (0.01)       12.96    3.08*
 1993(14)          10.93       (0.01)        1.70          0.00        (0.04)       12.58   23.52*
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.

                                                               DECEMBER 31, 1995

                                                                          (LOGO)

                                                                            RATIO OF NET
                                                                             INVESTMENT
                                           RATIO OF NET  RATIO OF EXPENSES  INCOME (LOSS)
                                RATIO OF    INVESTMENT      TO AVERAGE       TO AVERAGE
                  NET ASSETS    EXPENSES   INCOME (LOSS)    NET ASSETS       NET ASSETS  PORTFOLIO
                     END OF    TO AVERAGE   TO AVERAGE      (EXCLUDING       (EXCLUDING   TURNOVER
                  PERIOD (000)  NET ASSETS  NET ASSETS       WAIVERS)         WAIVERS)      RATE
-----------------------------------------------------------------------------------------------------
VALUE FUND
-----------------------------------------------------------------------------------------------------
 TRUST CLASS
 1995              $131,243       1.05%        3.07%           1.05%            3.07%       37%
 1994                61,557        1.06        3.45            1.06             3.45        38
 1993(1)             54,340        1.10        2.85            1.10             2.85        40
 INVESTOR CLASS
 1995              $  1,497        1.33%       2.79%           1.33%            2.79%       37%
 1994                   731        1.37        3.13            1.37             3.13        38
 1993(12)               435        1.48        2.51            8.99**          (5.00)**     40
-----------------------------------------------------------------------------------------------------
GROWTH FUND
-----------------------------------------------------------------------------------------------------
 TRUST CLASS
 1995              $ 78,216        1.02%       1.37%           1.02%            1.37%       71%
 1994                82,710        1.02        1.58            1.03             1.57        68
 1993(1)             98,581        1.06        1.70            1.07             1.69        82
 INVESTOR CLASS
 1995              $  2,681        1.31%       1.10%           1.31%            1.10%       71%
 1994                 1,530        1.33        1.30            1.33             1.30        68
 1993(13)               840        1.43        1.24            6.55**          (3.88)**     82
-----------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND
-----------------------------------------------------------------------------------------------------
 TRUST CLASS
 1995              $ 77,519        1.38%       0.70%           1.38%            0.70%       11%
 1994                41,324        1.43        0.21            1.46             0.18         6
 1993(1)             23,457        1.64        0.03            1.64             0.03        13
 INVESTOR CLASS
 1995              $  1,686        1.68%       0.42%           1.68%            0.42%       11%
 1994                 1,179        1.73        0.03            2.22            (0.46)        6
 1993(14)               321        1.92       (0.38)          20.12**         (18.58)**     13
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS
For a Share Outstanding Throughout the Period


                 NET ASSET                   REALIZED     DIVIDENDS  DISTRIBUTIONS
                   VALUE        NET       AND UNREALIZED   FROM NET      FROM      NET ASSET
                 BEGINNING  INVESTMENT    GAINS (LOSSES)  INVESTMENT   CAPITAL     VALUE END   TOTAL
                 OF PERIOD INCOME (LOSS)  ON SECURITIES    INCOME       GAINS      OF PERIOD  RETURN
-------------------------------------------------------------------------------------------------------
SMALL CAP FUND
-------------------------------------------------------------------------------------------------------
 TRUST CLASS
 1995             $ 9.57       $0.02          $3.05        $(0.02)     $(0.16)       $12.46   32.13%
 1994              10.24        0.03          (0.67)        (0.03)       0.00          9.57   (6.27)
 1993(1)           10.00        0.04           0.24         (0.04)       0.00         10.24    2.82
 INVESTOR CLASS
 1995             $ 9.58      $(0.01)         $3.05         $0.00      $(0.16)       $12.46   31.73%*
 1994              10.25        0.00          (0.67)         0.00        0.00          9.58   (6.54)*
 1993(15)           9.51        0.00           0.75         (0.01)       0.00         10.25   10.55*
-------------------------------------------------------------------------------------------------------
ASIAN TIGERS FUND
-------------------------------------------------------------------------------------------------------
 TRUST CLASS
 1995             $ 9.47       $0.12          $0.98        $(0.12)      $0.00        $10.45   11.61%
 1994(16)          10.00        0.03          (0.53)        (0.02)      (0.01)         9.47   (5.07)
 INVESTOR CLASS
 1995             $ 9.47       $0.11          $0.95        $(0.09)      $0.00        $10.44   11.18%*
 1994(17)          10.00        0.01          (0.53)         0.00       (0.01)         9.47   (5.37)*
-------------------------------------------------------------------------------------------------------

 *Sales load is not included in total return.
**Ratios are high relative to subsequent years as a result of the low initial asset levels during the Investor Classes' initial year of operations.
1. Commenced operations on January 4, 1993. All ratios and total returns for the period have been annualized.
2. Commenced operations on March 25, 1993. All ratios and total returns for the period have been annualized.
3. Commenced operations on April 22, 1993. All ratios and total returns for the period have been annualized.
4. Commenced operations on March 31, 1993. All ratios and total returns for the period have been annualized.
5. Commenced operations on April 13, 1993. All ratios and total returns for the period have been annualized.
6. Commenced operations on March 12, 1993. All ratios and total returns for the period have been annualized.
7. Commenced operations on April 12, 1993. All ratios and total returns for the period have been annualized.
8. Commenced operations on March 9, 1993. All ratios and total returns for the period have been annualized.

                                                               DECEMBER 31, 1995

                                                                          (LOGO)

                                                                            RATIO OF NET
                                                                             INVESTMENT
                                           RATIO OF NET  RATIO OF EXPENSES  INCOME (LOSS)
                                RATIO OF    INVESTMENT      TO AVERAGE       TO AVERAGE
                  NET ASSETS    EXPENSES   INCOME (LOSS)    NET ASSETS       NET ASSETS  PORTFOLIO
                     END OF    TO AVERAGE   TO AVERAGE      (EXCLUDING       (EXCLUDING   TURNOVER
                  PERIOD (000)  NET ASSETS  NET ASSETS       WAIVERS)         WAIVERS)      RATE
-----------------------------------------------------------------------------------------------------
SMALL CAP FUND
-----------------------------------------------------------------------------------------------------
 TRUST CLASS
 1995               $23,844       1.10%        0.18%           1.10%            0.18%       142%
 1994                31,527       1.06         0.27            1.06             0.27         43
 1993(1)             53,357       1.09         0.40            1.10             0.39         27
 INVESTOR CLASS
 1995               $   553       1.39%       (0.08)%          1.39%           (0.08)%      142%
 1994                   294       1.38         0.02            1.38             0.02         43
 1993(15)               124       1.57        (0.10)          33.84**         (32.37)**      27
-------------------------------------------------------------------------------------------------------
ASIAN TIGERS FUND
-------------------------------------------------------------------------------------------------------
 TRUST CLASS
 1995               $23,145       1.52%        1.38%           1.60%            1.30%        28%
 1994(16)            17,860       1.60         0.45            1.71             0.34         13
 INVESTOR CLASS
 1995               $   733       1.81%        1.05%           1.88%            0.98%        28%
 1994(17)               705       1.90         0.15            2.75**          (0.70)**      13
-------------------------------------------------------------------------------------------------------

10. Commenced operations on April 26, 1993. All ratios and total returns for the period have been annualized.
11. Commenced operations on March 9, 1993. All ratios and total returns for the period have been annualized.
12. Commenced operations on March 26, 1993. All ratios and total returns for the period have been annualized.
13. Commenced operations on March 8, 1993. All ratios and total returns for the period have been annualized.
14. Commenced operations on April 12, 1993. All ratios and total returns for the period have been annualized.
15. Commenced operations on April 12, 1993. All ratios and total returns for the period have been annualized.
16. Commenced operations on January 3, 1994. All ratios and total returns for the period have been annualized.
17. Commenced operations on January 12, 1994. All ratios and total returns for the period have been annualized.

The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS


1. ORGANIZATION

Rembrandt Funds(REGISTRATION MARK) (the "Trust") was organized as a Massachusetts business trust under a Declaration of Trust dated September 17, 1992. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with 17 funds: Treasury Money Market Fund, Government Money Market Fund, Money Market Fund (formerly the Taxable Money Market Fund), Tax-Exempt Money Market Fund (collectively "the Money Market Funds"), Fixed Income Fund (formerly the Taxable Fixed Income
Fund), Intermediate Government Fixed Income Fund (formerly the Short/Intermediate Government Fixed Income Fund), Tax-Exempt Fixed Income Fund, Global Fixed Income Fund, Limited Volatility Fixed Income Fund (collectively "the Fixed Income Funds"), Balanced Fund, Value Fund, Growth Fund, International Equity Fund, Small Cap Fund, TransEurope Fund, Latin America Equity Fund and Asian Tigers Fund (collectively "the Equity Funds"). The Limited Volatility Fixed Income Fund, Latin America Equity Fund and TransEurope Fund have not yet commenced operations as of December 31, 1995. The assets of each Fund are segregated, and a shareholder's interest is limited to the Fund in which shares are held. The Trust is registered to offer two classes of shares: Trust Class and Investor Class.

2. Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Funds.
     Security Valuation--Investments in equity securities which are traded on a national securities exchange (or reported on NASDAQ national market system) are stated at the last quoted sales price if readily available for such equity securities on each business day; other equity securities traded in the over-the-counter market and listed equity securities for which no sale was reported on that date are stated at the last quoted bid price. Debt obligations exceeding 60 days to maturity for which market quotations are readily available are valued at the most recently quoted bid price. Debt obligations with 60 days or less until maturity may be valued at their amortized cost. Foreign securities in the Global Fixed Income Fund, Asian Tigers Fund, and International Equity Fund are valued based upon quotations from the primary market in which they are traded.
     Investment securities held by the Money Market Funds are stated at amortized cost which approximates market value. Under the amortized cost method, any discount or premium is amortized ratably to the maturity of the security and is included in interest income.
     Federal Income Taxes--It is each Fund's intention to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of the Internal Revenue Code of 1986, as amended. Accordingly, no provisions for Federal income taxes are required in the accompanying financial statements.
     Security Transactions and Related Income--Security transactions are accounted for on the date the security is purchased or sold (trade date). Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Costs used in determining realized gains and losses on the sales of investment securities are those of the specific securities sold, adjusted for the accretion and amortization of purchase discounts and premiums during the respective holding periods. Purchase discounts and premiums on securities held by the Equity and Fixed Income Funds are accreted and amortized to maturity using the interest method, which approximates the effective interest method.

                                                               DECEMBER 31, 1995

                                                                          (LOGO)

     Repurchase Agreements--Securities pledged as collateral for repurchase agreements are held by the custodian bank until the respective agreements mature. Provisions of the repurchase agreements ensure that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default of the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Funds may be delayed or limited.
     Net Asset Value Per Share--The net asset value per share of each Fund is calculated on each business day. In general, it is computed by dividing the assets of each Fund, less its liabilities, by the number of outstanding shares of the Fund.
     Foreign Currency Transactions--With respect to the Global Fixed Income Fund, Asian Tigers Fund, and International Equity Fund (the "International Funds"), the books and records are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:
     (I) market value of investment securities, assets and liabilities at the current rate of exchange; and
    (II) purchases and sales of investment securities, income, and expenses at the relevent rates of exchange prevailing on the respective dates of such transactions.
     The International Funds do not isolate that portion of gains and losses on investments in equity securities which is due to changes in the foreign exchange rates from that which is due to change in market prices of equity securities.
     The International Funds report certain foreign currency-related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for Federal income tax purposes.
     Forward Foreign Currency Contracts--The Global Fixed Income Fund enters into forward foreign currency contracts as hedges against fund positions. The aggregate principal amounts of the contracts are not recorded as the Fund intends to settle the contracts prior to delivery. All commitments are "marked-to-market" daily at the applicable foreign exchange rate and any resulting unrealized gains or losses are recorded currently. The Fund realizes gains or losses at the time the forward contracts are extinguished. Unrealized gains or losses on outstanding positions in forward foreign currency contracts held at the close of the year are recognized as ordinary income or loss for Federal income tax purposes.
     Maturity Dates--Certain variable rate and floating rate securities of the Funds are subject to "maturity shortening" devices such as put or demand features. Under Rule 2a-7 of the Investment Company Act of 1940, as amended, these securities are deemed to have maturities shorter than the ultimate maturity dates. Accordingly, the maturity dates reflected in the Statements of Net Assets are the shorter of the effective put/demand date or the ultimate maturity date.
     Classes--Class-specific expenses are borne by that class. Income, expenses, and realized and unrealized gains/losses are allocated to the respective classes on the basis of relative daily net assets.
     Other--Distributions from net investment income for the Equity and Fixed Income Funds are paid to shareholders on a periodic basis. Distributions from net investment income for the Money Market Funds are distributed to shareholders daily. Any net realized capital gains on sales of securities are distributed to shareholders at least annually.
     The amounts of distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from those amounts

NOTES TO FINANCIAL STATEMENTS

recorded under generally accepted accounting principles. These book/tax differences are either temporary or permanent in nature. To the extent that these differences are permanent, they are charged or credited to paid-in capital in the period that the difference arises.

3. ADMINISTRATION AND DISTRIBUTION AGREEMENTS

The Trust and SEI Financial Management Corpora-tion (the "Administrator") have entered into an administration agreement. Under the terms of the Administration Agreement (the "Administration Agreement"), the "Administrator" is entitled to a fee calculated daily and paid monthly at an annual rate of .15% of the average daily net assets of each Fund.
     The Trust and Rembrandt Financial Services Company (the "Distributor"), a wholly owned subsidiary of SEI Financial Services Company, have entered into a distribution agreement. The Distributor receives no fees for its distribution services under this agreement for Trust Class shares of any Fund. The Distributor is entitled to a fee of .25% of the average daily net assets of the Investor Class shares of the Fixed Income and Money Market Funds and, through October 24, 1995, .30% of the average daily net assets of the Investor Class shares of the Equity Funds as compensation for its services. Since October 24, 1995, the distributor is entitled to a fee of .25% of the average daily net assets of the Investor Class shares of each Fund.

4. ORGANIZATIONAL COSTS AND TRANSACTIONS WITH AFFILIATES

Organizational costs have been capitalized by the Funds and are being amortized over 60 months commencing with operations. In the event any of the initial shares are redeemed by any holder thereof during the period that the Fund is amortizing its organizational costs, the redemption proceeds payable to the holder thereof by the Fund will be reduced by the unamortized organizational costs in the same ratio as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of the redemption. These costs include legal fees of approximately $53,000 for organizational work performed by a law firm of which an officer of the Trust is a partner.
     Certain officers of the Trust are also officers of the Administrator and/or Distributor. Such officers are paid no fees by the Trust for serving in their roles as officers of the Trust.
     During the period ended December 31, 1994, ABN AMRO North America, Inc., an affiliate of the Advisor, purchased securities from the Money Market Fund and Government Money Market Fund for $30,000,000 and $15,000,000, respectively, which represented the amortized cost and carrying value of the securities. The securities' aggregate market values were $28,600,000 and $14,300,000, respectively, at the time of purchase. In connection with these transactions the Funds recorded realized losses on the sales of these securities in their statements of operations along with an offsetting capital contribution from the affiliate. These transactions did not change the net asset value of either Fund.

5. INVESTMENT ADVISORY AGREEMENT

The Trust has entered into an investment advisory agreement with LaSalle Street Capital Management, Ltd. (the "Advisor"), under which the Advisor is entitled to an annual fee equal to .60% of the average daily net assets of each of the Fixed Income, Intermediate Government Fixed Income, Limited Volatility Fixed Income and Tax-Exempt Fixed Income Funds;
 .80% of the average daily net assets of the Global Fixed Income, Value, Growth, and Small Cap Funds; 1.00% of the

                                                               DECEMBER 31, 1995

                                                                          (LOGO)

average daily net assets of the International Equity, TransEurope, Latin America Equity and Asian Tigers Funds; 70% of the average daily net assets of the Balanced Fund; 35% of the average daily net assets of the Treasury Money Market, Money Market, and Tax-Exempt Money Market Funds, and .20% of the average daily net assets of the Government Money Market Fund. The Advisor has voluntarily agreed for an indefinite period of time, to waive a portion of its fee in an amount equal to .10% of the average daily net assets of each of the Fixed Income Funds, except the Global Fixed Income Fund. The Advisor has also voluntarily agreed for an indefinite period of time, to waive a portion of its fee in an amount equal to .15% of the average daily net assets of each of the money Market Funds, except the Government Money Market Fund.
     ABN AMRO-NSM International Funds Management B.V. has entered into a sub-advisory agreement with the Advisor and serves as Sub-Advisor to the International Funds. Sub-Advisory fees are paid by the Advisor.

6. INVESTMENT TRANSACTIONS

The cost of security purchases and the proceeds from the sale of securities including U.S. Government securities, other than temporary cash investments, during the period ended December 31, 1995 were as follows:

                                     Purchases   Sales
                                       (000)     (000)
                                     ---------  -------
Fixed Income                          $98,106   $61,520
Intermediate Government
  Fixed Income                         81,023    81,055
Tax-Exempt Fixed Income                62,732    68,892
Global Fixed Income                    15,087    15,401
Balanced                               49,080    80,105
Value                                  78,071    34,271
Growth                                 58,095    81,502
International Equity                   35,123     6,532
Small Cap                              28,227    41,211
Asian Tigers                            9,226     5,377

     At December 31 , 1995, the total cost of securities and the net realized gains or losses on securities sold for Federal income tax purposes was not materially different from amounts reported for financial reporting purposes. The aggregate gross unrealized appreciation and depreciation on investments at December 31, 1995, for each Fixed Income and Equity Fund is as follows:

                                                     Net
                       Appreciated  Depreciated   Unrealized
                       Securities   Securities   Appreciation
                          (000)        (000)        (000)
                       -----------  -----------  ------------
Fixed Income             $5,898       $   47       $ 5,851
Intermediate
   Government
   Fixed Income           1,073          144           929
Tax-Exempt Fixed
   Income                 2,327            5         2,322
Global Fixed
   Income                 1,040           92           948
Balanced                  5,929          522         5,407
Value                    18,468        2,125        16,343
Growth                   12,707        2,747         9,960
International Equity     12,209        1,611        10,598
Small Cap                 4,205          764         3,441
Asian Tigers              2,925          944         1,981

NOTES TO FINANCIAL STATEMENTS

     At December 31, 1995 the following Funds had available realized capital losses to offset future net capital gains through fiscal year ended:

                                        2002      2003
                                        (000)     (000)
                                       -------   -------

Government Money Market                $    2     $ --
Tax-Exempt Money Market                    10        2
Fixed Income                            3,923       --
Intermediate Government Fixed Income    1,919      447
Tax-Exempt Fixed Income                 2,215      307
Global Fixed Income                       392       --
Asian Tigers                              --       142

     The market value of the Fixed Income Funds' investments will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Changes by recognized rating agencies in the ratings of any fixed income security and in the ability of an issuer to make payments of interest and principal may also affect the value of these investments.

7. FORWARD FOREIGN CURRENCY CONTRACTS

The Global Fixed Income Fund enters into forward foreign currency exchange contracts as hedges against portfolio positions. Such contracts, which protect the value of the Fund's investment securities against a decline in the value of the hedged currency, do not eliminate fluctuations in the underlying prices of the securities. They simply establish an exchange rate at a future date. Also, although such contracts tend to minimize the risk of loss due to a decline in the value of a hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of such foreign currency increase.
     The following forward foreign currency contract was outstanding at December 31, 1995:

Global Fixed Income Fund:
                                                    In            Net
                                  Contract       Exchange      Unrealized
                  Settlement     to Deliver         For       Depreciation
                    Date           (000)           (000)         (000)
                  ----------     ----------      --------     ------------
Foreign Currency
  Sale:            03/14/96      ES  91,800      DM 1,064         $(6)
                                                                  ===
---------------------
DM   German Mark
ES   Spanish Peseta

8. SHAREHOLDER VOTING RESULTS (UNAUDITED)

On September 11, 1995 there was a special meeting of shareholders of the Global Fixed Income Fund to approve the elimination of the fundamental investment limitation concerning diversification to permit increased investments in the securities of any single issuer. The following were the results of the vote:

     For ................................1,291,064
     Against ..............................277,665
     Abstain ....................................0

     There were no other proposals voted upon at such meeting.

                                                               DECEMBER 31, 1995

REPORT OF INDEPENDENT AUDITORS                                            {LOGO)
TRUSTEES AND SHAREHOLDERS:
REMBRANDT FUNDS(REGISTRATION MARK)

We have audited the accompanying statements of net assets of the Treasury Money Market Fund, Government Money Market Fund, Money Market Fund, Tax-Exempt Money Market Fund, Fixed Income Fund, Intermediate Government Fixed Income Fund, Tax-Exempt Fixed Income Fund, Value Fund, Growth Fund, International Equity Fund, and Small Cap Fund and the schedules of investments and statements of assets and liabilities of the Global Fixed Income Fund, Balanced Fund, and Asian Tigers Fund of Rembrandt Funds(REGISTRATION MARK), which includes the Trust and Investor classes (the "Trust"), as of December 31, 1995, and the related statements of operations, the statements of changes in net assets, and the financial highlights for each of the periods presented herein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995 by correspondence with the Trust's custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Treasury Money Market Fund, Government Money Market Fund, Money Market Fund, Tax-Exempt Money Market Fund, Fixed Income Fund, Intermediate Government Fixed Income Fund, Tax-Exempt Fixed Income Fund, Global Fixed Income Fund, Balanced Fund, Value Fund, Growth Fund, International Equity Fund, Small Cap Fund, and Asian Tigers Fund at December 31, 1995, the results of their operations, the changes in their net assets and the financial highlights for each of the periods presented herein, in conformity with generally accepted accounting principles.



                                               ERNST & YOUNG LLP

Philadelphia, Pennsylvania
January 26, 1996

                                                               DECEMBER 31, 1995
Notice to Shareholders (Unaudited)

For shareholders that do not have a December 31, 1995 taxable year end, this notice is for informational purposes only. For shareholders with a December 31, 1995 taxable year end, please consult your tax advisor as to the pertinence of this notice.

For the fiscal year ended December 31, 1995 the funds of the Rembrandt Funds(REGISTRATION MARK) are designating long term capital gains and qualifying dividend income with regard to distributions paid during the year as follows:

                                         (A)           (B)
                                      LONG TERM      ORDINARY
                                    CAPITAL GAINS     INCOME        TOTAL
                                    DISTRIBUTIONS DISTRIBUTIONS DISTRIBUTIONS
FUND                                 (TAX BASIS)   (TAX BASIS)   (TAX BASIS)
----                                ------------- ------------- -------------
Treasury Money Market                     0%           100%         100%
Government Money Market                   0%           100%         100%
Money Market                              0%           100%         100%
Tax-Exempt Money Market                   0%           100%         100%
Fixed Income                              0%           100%         100%
Intermediate Government Fixed Income      0%           100%         100%
Tax-Exempt Fixed Income                   0%           100%         100%
Global Fixed Income                       0%           100%         100%
Balanced                                 17%            83%         100%
Value                                    22%            78%         100%
Growth                                   39%            61%         100%
International Equity                     70%            30%         100%
Small Cap                                43%            57%         100%
Asian Tigers                              0%           100%         100%
                                         (C)            (D)          (E)

                                      QUALIFYING     TAX EXEMPT     FOREIGN
FUND                                 DIVIDENDS(1)     INTEREST    TAX CREDIT
----                                ------------- ------------- -------------
Treasury Money Market                     0%             0%           0%
Government Money Market                   0%             0%           0%
Money Market                              0%             0%           0%
Tax-Exempt Money Market                   0%            97%           0%
Fixed Income                              0%             0%           0%
Intermediate Government Fixed Income      0%             0%           0%
Tax-Exempt Fixed Income                   0%            99%           0%
Global Fixed Income                       0%             0%           0%
Balanced                                 18%             0%           0%
Value                                    64%             0%           0%
 Growth                                  21%             0%           0%
International Equity                      0%             0%          25%(2)
Small Cap                                 5%             0%           0%
Asian Tigers                              0%             0%          11%(3)

(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.
(2)  Trust Class shareholders. 50% for Investor Class shareholders.
(3)  Trust Class shareholders. 14% for Investor Class shareholders.
*    Items (A) and (B) are based on the percentage of each fund's total distribution.
**   Item (C) is based on the percentage of ordinary income of each fund.
***  Item (D) is based on the percentage of gross income of each fund.

                                      Notes

                                      Notes

                               IT'S EASY TO INVEST
                             IN THE REMBRANDT FUNDS
       For more complete information, including information on charges and expenses, call 1-800-443-4725. You'll receive a free investor kit, including our prospectuses.
           Please read them carefully before you invest or send money.

                                SERVICE FEATURES
    (BULLET) Toll-free access to your account information.
    (BULLET) Free telephone exchanges as often as you require.
    (BULLET) Free dividend reinvestment to help build your account. (BULLET) Free systematic withdrawal plans.
    (BULLET) Free check-writing for amounts of $500 or more (on money market accounts only).
    (BULLET) You have the option of investing your personal savings, IRA, rollover, Keogh, or SEP dollars in the Rembrandt Funds.

REMBRANDT FUNDS(REGISTRATION MARK)
---------------------------------
           ANNUAL REPORT
---------------------------------
December 31, 1995


MONEY MARKET FUNDS
Treasury Money Market Fund
Government Money Market Fund
Money Market Fund
Tax-Exempt Money Market Fund

FIXED INCOME FUNDS
Fixed Income Fund
Intermediate Government Fixed Income Fund
Tax-Exempt Fixed Income Fund
Global Fixed Income Fund

BALANCED FUND
Balanced Fund

EQUITY FUNDS
Value Fund
Growth Fund
International Equity Fund
Small Cap Fund
Asian Tigers Fund




For more information, call 1-800-443-4725.



INVESTMENT ADVISER
LaSalle Street Capital Management, Ltd.
10 South LaSalle Street
Suite 3701
Chicago, IL 60603

ADMINISTRATOR
SEIFinancial Management Corporation
680 East Swedesford Road
Wayne, PA 19087

DISTRIBUTOR
Rembrandt Financial Services Company
680 East Swedesford Road
Wayne, PA 19087

LEGAL COUNSEL
Morgan, Lewis & Bockius
2000 One Logan Square
Philadelphia, PA 19103

AUDITORS
Ernst & Young LLP
Two Commerce Square
2001 Market Street
Suite 4000
Philadelphia, PA 19103

                                (REMBRANDT LOGO)

                    THIS REPORT AND THE FINANCIAL STATEMENTS
             CONTAINED HEREIN ARE FOR THE GENERAL INFORMATION OF THE
                     SHAREHOLDERS OF THE FUNDS NAMED ABOVE.
                THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO
                 PROSPECTIVE INVESTORS IN A FUND UNLESS PRECEDED
                     OR ACCOMPANIED BY A CURRENTLY EFFECTIVE
                                   PROSPECTUS.



                                                                    REM-F-011-03